Exhibit 10.11

Purchase Option Agreement

Among

Shenzhen FangDD Information Technology Co, Ltd.,

(Purchase Option Holder)

Li Zhou

(Purchase Option Obligor)

And

Shenzhen FangDD Network Technology Co, Ltd.,

March 2014

1	Purchase Option	3

2	Undertakings of Party B and Party C	5

3	Representations and Warranties of Party B and Party C	8

4	Breach of Contract	8

5	Assignment	9

6	Entry into Force and Term	10

7	Termination	10

8	Taxes and Fees	10

9	Confidentiality Obligations	10

10	Notices	11

11	Governing Law and Dispute Resolution	12

12	Miscellaneous Provisions	12

Option Agreement

This Option Agreement (“Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of March 21, 2014 by and among:

Party A:	Shenzhen FangDD Information Technology Co, Ltd., having its registered office at Room 1805E, West Tower, Haian Building, Haide 3rd Road, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

Party B:	Li Zhou, having its domicile at ******, Shanghai and holding its ID card No. ******************;

Party C:	Shenzhen FangDD Network Technology Co, Ltd., having its registered office at Room 9E, Commercial Residential Building, Yihai Square, Chuangye Road North, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties”.

Whereas:

1.	Party A is a foreign-funded enterprise established in accordance with the laws of the PRC;

2.	Party C is a limited liability company established in accordance with the laws of the PRC;

3.	Party B is a Chinese citizen and holds 8.87% of the shares of Party C (“shares”) as a registered shareholder of Party C;

4.	Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on March 21, 2014;

5.	Party A, Party C and its shareholders signed the Business Operation Agreement (“Business Operation Agreement”) on March 21, 2014.

NOW, THEREFORE, after friendly consultation, the Parties hereby agree as follows:

1	Option

1.1	Grant of option

Party B hereby irrevocably grants Party A an exclusive option without any additional conditions. According to the purchase option, Party A shall have the right, in accordance with the exercise steps determined by Party A at its own discretion as permitted by Chinese law, to purchase at any time from Party B or designate one or more persons (“Designated Person(s)”) to purchase all or part of Party C’s shares held by Party B or a proprietary right to all or part of the assets owned by Party C (“Purchase Option”) at the price referred to in Sub-clause 1.3 hereof. Any third parties other than Party A and/or Designated Person(s) shall not have the Purchase Option. The term “person” stipulated in this Agreement shall include individuals, corporations, joint ventures, partnerships, firms, trusts or unincorporated organizations.

1.2	Exercise steps

Party A and/or Designated Person(s) may exercise the Purchase Option by giving Party B a written notice (the “Purchase Notice”) in the form set out in Annex I hereto, specifying the shares to be purchased from Party B (“Purchased Shares”) or the total amount of assets to be purchased from Party C and the purchase method.

Within seven (7) working days after receipt of the Purchase Notice by Party B, Party B shall enter into a share transfer contract with Party A and/or Designated Person(s) according to the requirements of the Purchase Notice, or Party C shall enter into an asset transfer contract with Party A and/or Designated Person(s) according to the requirements of the Purchase Notice, as the case may be, to determine the transfer of the purchased shares or assets to Party A and/or Designated Person(s) as soon as possible.

1.3	Purchase price

1.3.1

When Party A exercises the Purchase Option, unless the applicable laws and regulations of the PRC at that time require an assessment of the purchased shares or assets or impose other restrictive provisions on the price of the shares or assets, the purchase price of the Purchased Shares (“Share Purchase Price”) or the purchase price of the purchased assets (“Asset Purchase Price”) shall be subject to the nominal or symbolic price; if the laws and regulations of the PRC applicable to the exercise of the Purchase Option by Party A do not permit the transfer at the nominal or symbolic price, the Share Purchase Price shall be equal to the original investment price (“Original Investment Price”) paid by Party B for the Purchased Shares, and the Asset Purchase Price shall be equal to the book value of the assets.

1.3.2

If the laws and regulations of the PRC applicable to the exercise of the Purchase Option by Party A require an assessment of the purchased shares or assets or impose other restrictive provisions on the price of the shares or assets, Party A and Party B agree that the purchase price shall be the minimum price permitted by the applicable law. If the minimum price permitted by the applicable law is higher than the Original Investment Price of the Purchased Shares and the book value of the purchased assets, Party B shall reimburse Party A the full excess amount after deduction of all taxes paid by Party B in accordance with the applicable laws and regulations of the PRC.

1.4	Transfer of purchased shares or assets

Whenever Party A exercises the Purchase Option after giving a Purchase Notice under this Agreement,

1.4.1

Party B shall instruct Party C to promptly hold a shareholders’ meeting at which the adoption of a resolution shall be facilitated to approve the transfer of shares by Party B to Party A and/or Designated Person(s) and the transfer of assets by Party C to Party A and/or Designated Person(s);

1.4.2	Party B shall sign a waiver of the right of preemption as set out in Annex II hereto to express its consent to waive the right of preemption to any other shares of Party C;

1.4.3

Party B shall enter into a share transfer contract with Party A and/or Designated Person(s) in respect of each transfer in accordance with this Agreement and the Purchase Notice on the Purchased Shares;

1.4.4

Party C shall enter into an asset transfer contract with Party A and/or Designated Person(s) in respect of each transfer in accordance with this Agreement and the Purchase Notice on the purchased assets;

1.4.5

The Parties hereto shall sign all other necessary contracts, agreements or documents, obtain all necessary government approvals and consents and take all necessary actions to give the effective ownership of the Purchased Shares to Party A and/or Designated Person(s) and to make Party A and/or Designated Person(s) the registered owner of the Purchased Shares in the administrative department for industry and commerce (if applicable) without any security interest, and such shares or assets shall not be attached with any third-party interest. In this sub-clause and this Agreement, the term “security interest” shall include guarantees, mortgages, pledges, third-party rights or interests, any share options, acquisition rights, pre-emptive rights, rights of set-off, retention of title or other security arrangements but exclude any security interests arising under the Share Pledge Agreement.

1.4.6

Party B and Party C shall unconditionally assist Party A in obtaining all government approvals, permissions, registrations and filings required to transfer the purchased shares and assets and completing all necessary procedures.

1.5	Payment

The payment of the purchase price shall be determined through consultation between Party A and/or Designated Person(s) and Party B in accordance with the law applicable to the exercise of the Purchase Option, and shall be expressly agreed upon in the share transfer contract or the asset transfer contract signed at the time of each exercise of the Purchase Option.

2	Undertakings of Party B and Party C

2.1

Without the prior written consent of Party A, they shall not supplement, modify or amend Party C’s constitutional documents in any form, increase or decrease their registered capital or otherwise change their registered capital structure;

2.2

Without the prior written consent of Party A, they shall not sell, assign, mortgage or otherwise dispose of their legal or beneficial interest in any equity or permit the creation of any other security interest thereon at any time from the date of signing of this Agreement other than any pledges created on Party C’s shares according to the Share Pledge Agreement;

2.3

Without the prior written consent of Party A, Party B shall not vote for or support or sign any resolution at a shareholders’ meeting of Party C to approve the sale, transfer, mortgage or otherwise disposal of its legal or beneficial interest in any equity or to permit the creation of any other security interest thereon other than to Party A or its Designated Person(s);

2.4

Party B and Party C agree that Party A may transfer all its rights and obligations under this Agreement to any third parties by giving a written notice to Party B and Party C without further permission from Party B or its shareholders.

2.5

Without the prior written consent of Party A, Party B shall not vote for or support or sign any resolution at a shareholders’ meeting of Party C to authorize Party C to merge or associate with any persons or to acquire or invest in any persons;

2.6

They shall, in accordance with good financial and commercial standards and practices, maintain Party C’s existence, operate and handle Party C’s business and affairs in a prudent and effective manner and ensure that all business is carried on throughout the normal course of business to maintain the value of Party C’s assets, and shall not have any acts/omissions sufficient to affect Party C’s operating conditions and the value of its assets;

2.7

Without the prior written consent of Party A, they shall not have any acts and/or omissions which may have any material impact on Party C’s assets, operations and responsibilities; without the prior written consent of Party A, they shall not sell, assign, mortgage or otherwise dispose of its legal or beneficial interest in any of Party C’s assets, business or income or permit the creation of any other security interest thereon at any time from the date of signing of this Agreement;

2.8

Without the prior written consent of Party A, Party C shall not incur, inherit, secure or permit the existence of any debts other than (i) those arising in the normal or ordinary course of business rather than through borrowing; and (ii) those which have been disclosed to Party A and approved by Party A in writing;

2.9

Without the prior written consent of Party A, Party C shall not enter into any major contracts other than those entered into in the normal course of business (for the purposes of this paragraph, if a contract is valued at more than USD0.3 million (USD300,000.00), it shall be deemed to be a major contract);

2.10

Without the prior written consent of Party A, Party C shall not grant loans or credit to any persons other than other receivables or capital allocations arising in the normal course of business of Party C;

2.11	Without the prior written consent of Party A, Party B shall not appoint or remove any directors, supervisors or other managers of Party C which should be appointed or removed by Party B.

2.12	At Party A’s request, they shall provide Party A with any information about Party C’s operation and financial position;

2.13

If requested by Party A, Party C shall purchase and hold insurance from an insurance company acceptable to Party A. The amount and type of insurance to be maintained shall be the same as the amount and type of insurance usually effected by companies which carry on and own any business and property or assets similar to those of Party C in the same area;

2.14

Party A shall be notified immediately of any action, arbitration or administrative proceedings which will or may occur in relation to the ownership of Party B’s shares and Party C’s assets, business and income;

2.15

In order to maintain Party B’s ownership of the shares, they shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate claims or make all necessary and appropriate defences against all claims;

2.16

In order to maintain Party C’s ownership of all its assets, they shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate claims or make all necessary and appropriate defences against all claims;

2.17

Without the prior written consent of Party A, Party C shall not pay dividends in any form to its shareholders, provided that Party C shall immediately distribute its distributable profits to its shareholders in whole or in part upon Party A’s written request.

2.18	They shall cause their shareholders’ meeting to vote in favor of the transfer of the Purchased Shares as stipulated in this Agreement;

2.19	At Party A’s request, they shall appoint any persons nominated by Party A as directors and senior managers of Party C;

2.20	Party B shall exercise all its rights as a shareholder of Party C only with the written authorization of Party A and at the request of Party A;

2.21

They shall strictly comply with this Agreement and other contracts signed by Party B, Party C and Party A jointly or individually and earnestly perform their obligations under such contracts, and shall not have any acts/omissions sufficient to affect the validity and enforceability of such contracts;

2.22

Party B undertakes that it shall not make or authorize others (including but not limited to any directors of the company nominated by Party B) to make in any way any resolutions, instructions, agreements or orders, to procure party C to engage in any transactions (hereinafter referred to as “Prohibited Transactions”) that will or may materially affect the assets, rights, obligations or business of Party C (including its branches, subsidiaries and affiliates), and that it shall not enter into any agreements, contracts, memorandums or other forms of transaction documents (hereinafter referred to as “Prohibited Documents”) in respect of such Prohibited Transactions, nor shall it have any omissions to allow the conduct of any Prohibited Transactions or the signing of any Prohibited Documents;

2.23

Within the term of this Agreement, Party B shall use its best efforts to develop Party C’s business and guarantee the operation of Party C in conformity with the laws and regulations, and Party B shall not have any acts or omissions which may damage the assets and goodwill of Party C (including its subsidiaries) or affect the validity of Party C’s business license.

3	Representations and Warranties of Party B and Party C

Party B and Party C, on the date of signing of this Agreement and on each date of transfer, hereby represents and warrants to Party A as follows:

3.1

they shall have the power to execute and deliver this Agreement and any share transfer contract or asset transfer contract (each referred to as “Transfer Contract”) to which they are a party or which is entered into by them according to this Agreement in respect of each transfer of the purchased shares or assets and to perform their obligations under this Agreement and any Transfer Contract. Once signed, this Agreement and each Transfer Contract to which they are a party shall constitute their legal, valid and binding obligations and may be enforced against them in accordance with the provisions hereof and thereof;

3.2

Neither the execution and delivery of this Agreement or any Transfer Contract nor the performance of their obligations under this Agreement or any Transfer Contract shall (i) result in any violation of the relevant laws and regulations of the PRC; (ii) conflict with their articles of association or other constitutional documents; (iii) result in or constitute a breach of any contracts or instruments to which they are a party or which are binding upon them; (iv) result in any violation of any conditions for the grant and/or continued validity of any license or approval granted to them; or (v) cause any licence or approval granted to them to be suspended, revoked or attached with additional conditions;

3.3	Party C shall have good and marketable title to all its assets and has not created any security interest on such assets as mentioned above;

3.4	Party C has not had any outstanding debts other than (i) those arising in its normal course of business; and (ii) those which have been disclosed to Party A and approved by Party A in writing;

3.5	Party C shall comply with all laws and regulations of the PRC applicable to asset acquisition;

3.6	There are no ongoing or pending actions, arbitration or administrative proceedings which may occur in relation to Party B’s shares, Party C’s assets or the company;

3.7

Party B shall have good and marketable full title to the shares owned by it and has not created any security interest on such shares other than the security interests as stipulated in the Share Pledge Agreement.

4	Breach of Contract

4.1

If any breach by any party (“Breaching Party”) of any provisions of this Agreement will cause damage to the other parties (“Non-Breaching Party”), the Non-Breaching Party may give a written notice to the Breaching Party, requiring the Breaching Party to remedy and correct its breach immediately; if the Breaching Party fails to take measures satisfactory to the Non-Breaching Party to remedy and correct its breach within fifteen (15) days from the date on which the Non-Breaching Party gives the above written notice, the Non-Breaching Party may immediately take any other relief measures in such manners as stipulated in this Agreement or by legal means.

4.2	All of the following events shall constitute Party B’s breach of this Agreement:

4.2.1	Party B breaches any provisions of this Agreement, or any representations and warranties made by Party B in this Agreement are materially wrong, false and incorrect.

4.2.2	Without the prior written consent of Party A, Party B assigns or otherwise transfers or pledges any of its rights under this Agreement;

4.2.3	This Agreement and/or the Share Pledge Agreement become invalid or unenforceable.

4.3

In the event of Party B’s breach of this Agreement or the Share Pledge Agreement and/or the Business Operation Agreement, Party A may require Party B to immediately transfer all or any part of the Purchased Shares to Party A and/or Designated Person(s) at the Share Purchase Price.

4.4

Once Party A has realized its pledge in accordance with the provisions of Clause 11 of the Share Pledge Agreement and has obtained the relevant proceeds and payments from the realization of its pledge, Party B shall be deemed to have fully performed its obligations under this Agreement, and Party A shall not make any further payment request to Party B therefor.

4.5	Notwithstanding any other provisions of this Agreement, the validity of Clause 4 hereof shall not be affected by any termination of this Agreement.

5	Assignment

5.1

Party B shall not assign its rights and obligations under this Agreement to any third parties except with the prior written consent of Party A. In the event of Party B’s death and loss of its capacity for civil conduct, Party B agrees that it shall immediately assign its rights and obligations under this Agreement to any persons designated by Party A for succession.

5.2	This Agreement shall be binding upon Party B and its successors or heirs, and shall be valid for Party A and each of its successors, heirs or permitted assignees.

5.3

Party B hereby agrees that Party A shall have the right to assign all its rights and obligations under this Agreement to any other third parties where necessary. Party A shall only give a written notice to Party B at the time of such transfer and shall not be required to obtain Party B’s consent in respect of such transfer.

6	Entry into Force and Term

6.1	This Agreement shall be established and enter into force from the date of signing hereof.

6.2

The term of this Agreement shall be ten (10) years unless terminated in advance in accordance with the provisions of this Agreement or the relevant agreement otherwise concluded by the Parties. The term of this Agreement may be extended after the written confirmation by Party A prior to the expiration of the term of this Agreement, and the extended term hereof shall be determined by Party A.

6.3

In the event of the expiration of the operation period of or the termination of Party A or Party C (including any extensions thereof) for any other reasons within the term hereof set out in Clause 6.2 hereof, this Agreement shall be terminated upon the termination of such party unless Party A has assigned its rights and obligations under this Agreement.

7	Termination

7.1

If Party A is unable to exercise its rights in accordance with the provisions of Clause 1 hereof due to the current applicable law at any time within the term of and any extended term of this Agreement, Party A may decide at its own discretion to unconditionally cancel this Agreement by giving a written notice to Party B without any liability therefor.

7.2

If Party C is terminated due to bankruptcy, dissolution or being ordered to close by law within the term of and any extended term of this Agreement, Party B’s obligations under this Agreement shall be discharged at the time of termination.

7.3

Except in the circumstances referred to in Clause 7.2 hereof, in no case shall Party B and Party C require the termination of this Agreement at any time within the term of and any extended term of this Agreement.

8	Taxes and Fees

Each party hereto shall bear any and all of the taxes and fees incurred by or levied on such Party due to the preparation and signing of this Agreement and each Transfer Contract and the completion of the transactions contemplated hereunder and thereunder under the laws of the PRC.

9	Confidentiality Obligations

9.1

The Parties acknowledge and determine that any oral or written information exchanged with one another in relation to this Agreement shall be confidential. The Parties shall keep all such information confidential and shall not disclose any relevant information to any third parties without the written consent of the other parties unless:

(a)	such information has been known to or will be known to the public (without the disclosure thereof by the party receiving such information to the public without authorization);

(b)	such information is required to be disclosed by the applicable law or the rules of the stock exchange or the regulations; or

(c)

any Party needs to disclose such information to its legal or financial adviser who is also required to comply with confidentiality obligations similar to those set forth in this clause in respect of the transactions referred to in this Agreement. Any disclosure of such information by any personnel or employed agency of any Party shall be deemed to be a disclosure by such Party, and such Party shall be liable for its breach of this Agreement in accordance with this Agreement. This clause shall remain in force whether this Agreement is determined to have been invalid, altered, canceled, terminated or inoperable for any reason.

9.2

Upon termination of this Agreement, one party shall, at the request of the other party, return, destroy or otherwise dispose of all documents, materials or software containing any confidential information and cease the use of such confidential information.

9.3	Notwithstanding any other provisions of this Agreement, the validity of this Clause 9 shall not be affected by any termination of this Agreement.

10	Notices

Any notices or other communications given by any Party under this Agreement shall be in writing and shall be delivered by personal delivery, letter or fax to the address of the other parties as set forth below or such other designated address as may be notified by the other parties to such party from time to time. The date on which any notices are deemed to have been actually delivered shall be determined as follows: (a) if delivered by personal delivery, they shall be deemed to have been actually delivered on the date of personal delivery; (b) if sent by letter, they shall be deemed to have been actually delivered on the seventh (7th) day after the date of posting (as indicated by the postmark) of the registered airmail with postage prepaid or on the fourth (4th) day after the delivery to an internationally recognized courier service agency; (c) if sent by fax, they shall be deemed to have been actually delivered at the time of receipt as shown in the acknowledgement of transmission of the relevant document; and (d) if sent by email, they shall be deemed to have been actually delivered when an email enters the electronic data interchange system of the email address provided by the party to be served.

Party A:

Shenzhen FangDD Information Technology Co, Ltd.

Contact: Jiancheng Li

Correspondence Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax:    0755-26998968

E-mail: ljc@fangdd.com

Party B:	Li Zhou Address: **** Suzhou City, Jiangsu Province Postal Code: 215124 Fax: 0755-26998968 E-mail: 569672462@fangdd.com

Party C:

Shenzhen FangDD Network Technology Co, Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

11	Governing Law and Dispute Resolution

11.1	The conclusion, validity, performance, modification, interpretation and termination and dispute resolution of this Agreement shall be governed by the laws of the PRC.

11.2	Any disputes arising out of the performance of this Agreement or in relation to this Agreement shall be resolved by the Parties through friendly consultation.

11.3

If an agreement on the resolution of any disputes is not reached within 60 days after a request for the resolution of such disputes through consultation is made by one Party, any Party may submit such disputes to Hong Kong International Arbitration Centre for resolution through arbitration. The arbitration shall be conducted in accordance with the arbitration rules of Hong Kong International Arbitration Centre then in force, and the place of arbitration shall be Hong Kong. All proceedings for arbitration shall be conducted in Chinese. The arbitral award shall be final and binding on any Party hereto, and the Parties agree that they shall be bound by and comply with the arbitral award. When any disputes arising are being arbitrated, the Parties shall exercise and perform their other rights and obligations under this Agreement other than the matters in dispute.

12	Miscellaneous Provisions

12.1	Any headings in this Agreement are for the convenience of reading only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

12.2

The Parties acknowledge that once this Agreement enters into force, this Agreement shall constitute an entire agreement and understanding among the Parties hereto in respect of the contents of this Agreement, and shall completely supersede all prior oral and/or written agreements and understandings among the Parties in relation to the contents of this Agreement.

12.3	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assignees.

12.4

No rights, powers and remedies conferred on each party by any provisions of this Agreement shall preclude any other rights, powers or remedies enjoyed by such party in accordance with the law and other provisions of this Agreement, and no exercise by one party of its rights, powers and remedies shall preclude any exercise by such party of its other rights, powers and remedies.

12.5

No failure by any party hereto in the exercise or prompt exercise of any rights, powers and remedies enjoyed by such party in accordance with this Agreement or the law shall be deemed to be a waiver of such rights or affect any future exercise by such party of such rights in other ways and any exercise by such party of its other rights.

12.6

If any provisions of this Agreement are held to be null and void, invalid or unenforceable by any court with jurisdiction or arbitration agency, the validity and enforceability of any other provisions of this Agreement shall not be affected or impaired thereby, provided that the Parties hereto shall cease to perform such invalid and unenforceable provisions and shall, to the extent closest to their original intent, amend them only to the extent that they are valid and enforceable in respect of such particular facts and circumstances.

12.7

The Parties hereto agree and acknowledge that “the (prior) written consent of Party A” referred to herein shall mean that the matters shall be approved by the Board of Directors of Party A and be notified to Party B and Party C in accordance with the provisions of Clause 10 hereof.

12.8

Any matters not covered herein shall be determined through further consultation among the Parties hereto. The Parties shall amend and supplement this Agreement by a written agreement. Any amendment and supplementary agreements duly signed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

12.9	This Agreement is executed in three (3) copies, one (1) of which shall be held by each party respectively, and each of which shall be equally authentic.

12.10	Any annexes hereto shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

(The remainder of this page is intentionally left blank)

(This page is intentionally left blank as the signature page of the Purchase Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Li Zhou and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen FangDD Information Technology Co, Ltd. (Seal)

/s/ Shenzhen FangDD Information Technology Co, Ltd.

Signature of Legal Representative:

/s/ Yi Duan

Yi Duan

Annex 1

Purchase Notice

To: Li Zhou

Purchase to the Purchase Option Agreement entered by you and Shenzhen FangDD Network Technology Co, Ltd. (the “Company”) dated March 21, 2014, we hereby inform you and require you to transfer _____% equity interest of the Company held by you to _______________________ at a consideration of ____________. Upon your receipt of this notice, you are required to sign the Equity Interest Transfer Agreement on the Purchase Option Agreement and transfer the above assets to __________________.

Sincerely,

Salute!

Shenzhen FangDD Information Technology Co, Ltd.

(signature)

Date:

Purchase Notice (Asset)

To: Shenzhen FangDD Network Technology Co, Ltd. (the “Company”)

Pursuant to the Purchase Option Agreement entered by and between you and the Company on March 21, 2014, we hereby notify you and require you to transfer the asset_______________ owned by you to ___________________ at a consideration of ______________ (in accordance with the name, type, quantify and model of the asset). Upon your receipt of this notice, you are required to sign the Asset Transfer Agreement on the Purchase Option Agreement and transfer the above assets to __________________.

Sincerely,

Salute!

Shenzhen FangDD Information Technology Co, Ltd.

(signature)

Date:

Annex 2

Abandonment of the Right of First Refusal

Shenzhen FangDD Network Technology Co, Ltd. (“FangDD”) is a limited liability company established on October 10, 2011. As a legally registered shareholder, I, currently hold 8.87% of the equity interest of FangDD. I agree and undertake to waive, in a permanent and irrevocable manner, my right to purchase all or part of the remaining equity interest of FangDD (the date of this statement and the future changes from time to time) and will not impede the transfer of such shares in any way.

Declarant: Li Zhou

Signature:

Date

Purchase Option Agreement

Among

Shenzhen FangDD Information Technology Co, Ltd.,

(Purchase Option Holder)

Jingjing Huang

(Purchase Option Obligor)

And

Shenzhen FangDD Network Technology Co, Ltd.,

December 2017

1	Purchase Option	20
2	Undertakings of Party B and Party C	22
3	Representations and Warranties of Party B and Party C	25
4	Breach of Contract	25
5	Assignment	26
6	Entry into Force and Term	27
7	Termination	27
8	Taxes and Fees	27
9	Confidentiality Obligations	27
10	Notices	28
11	Governing Law and Dispute Resolution	29
12	Miscellaneous Provisions	29

Option Agreement

This Option Agreement (“Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of December 20, 2017 by and among:

Party A:

Shenzhen FangDD Information Technology Co, Ltd., having its registered office at Room 1805E, West Tower, Haian Building, Haide 3rd Road, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

Party B:	Jingjing Huang, having its domicile at *****************, Shanghai and holding its ID card No. ******************;

Party C:

Shenzhen FangDD Network Technology Co, Ltd., having its registered office at Room 9E, Commercial Residential Building, Yihai Square, Chuangye Road North, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties”.

Whereas:

1.	Party A is a foreign-funded enterprise established in accordance with the laws of the PRC;

2.	Party C is a limited liability company established in accordance with the laws of the PRC;

3.	Party B is a Chinese citizen and holds 8.0% of the shares of Party C (“shares”) as a registered shareholder of Party C;

4.	Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on December 20, 2017;

5.	Party A, Party C and its shareholders signed the Business Operation Agreement (“Business Operation Agreement”) on June 8, 2017.

NOW, THEREFORE, after friendly consultation, the Parties hereby agree as follows:

1	Option

1.1	Grant of option

Party B hereby irrevocably grants Party A an exclusive option without any additional conditions. According to the purchase option, Party A shall have the right, in accordance with the exercise steps determined by Party A at its own discretion as permitted by Chinese law, to purchase at any time from Party B or designate one or more persons (“Designated Person(s)”) to purchase all or part of Party C’s shares held by Party B or a proprietary right to all or part of the assets owned by Party C (“Purchase Option”) at the price referred to in Sub-clause 1.3 hereof. Any third parties other than Party A and/or Designated Person(s) shall not have the Purchase Option. The term “person” stipulated in this Agreement shall include individuals, corporations, joint ventures, partnerships, firms, trusts or unincorporated organizations.

1.2	Exercise steps

Party A and/or Designated Person(s) may exercise the Purchase Option by giving Party B a written notice (the “Purchase Notice”) in the form set out in Annex I hereto, specifying the shares to be purchased from Party B (“Purchased Shares”) or the total amount of assets to be purchased from Party C and the purchase method.

Within seven (7) working days after receipt of the Purchase Notice by Party B, Party B shall enter into a share transfer contract with Party A and/or Designated Person(s) according to the requirements of the Purchase Notice, or Party C shall enter into an asset transfer contract with Party A and/or Designated Person(s) according to the requirements of the Purchase Notice, as the case may be, to determine the transfer of the purchased shares or assets to Party A and/or Designated Person(s) as soon as possible.

1.3	Purchase price

1.3.1

When Party A exercises the Purchase Option, unless the applicable laws and regulations of the PRC at that time require an assessment of the purchased shares or assets or impose other restrictive provisions on the price of the shares or assets, the purchase price of the Purchased Shares (“Share Purchase Price”) or the purchase price of the purchased assets (“Asset Purchase Price”) shall be subject to the nominal or symbolic price; if the laws and regulations of the PRC applicable to the exercise of the Purchase Option by Party A do not permit the transfer at the nominal or symbolic price, the Share Purchase Price shall be equal to the original investment price (“Original Investment Price”) paid by Party B for the Purchased Shares, and the Asset Purchase Price shall be equal to the book value of the assets.

1.3.2

If the laws and regulations of the PRC applicable to the exercise of the Purchase Option by Party A require an assessment of the purchased shares or assets or impose other restrictive provisions on the price of the shares or assets, Party A and Party B agree that the purchase price shall be the minimum price permitted by the applicable law. If the minimum price permitted by the applicable law is higher than the Original Investment Price of the Purchased Shares and the book value of the purchased assets, Party B shall reimburse Party A the full excess amount after deduction of all taxes paid by Party B in accordance with the applicable laws and regulations of the PRC.

1.4	Transfer of purchased shares or assets

Whenever Party A exercises the Purchase Option after giving a Purchase Notice under this Agreement,

1.4.1

Party B shall instruct Party C to promptly hold a shareholders’ meeting at which the adoption of a resolution shall be facilitated to approve the transfer of shares by Party B to Party A and/or Designated Person(s) and the transfer of assets by Party C to Party A and/or Designated Person(s);

1.4.2	Party B shall sign a waiver of the right of preemption as set out in Annex II hereto to express its consent to waive the right of preemption to any other shares of Party C;

1.4.3

Party B shall enter into a share transfer contract with Party A and/or Designated Person(s) in respect of each transfer in accordance with this Agreement and the Purchase Notice on the Purchased Shares;

1.4.4

Party C shall enter into an asset transfer contract with Party A and/or Designated Person(s) in respect of each transfer in accordance with this Agreement and the Purchase Notice on the purchased assets;

1.4.5

The Parties hereto shall sign all other necessary contracts, agreements or documents, obtain all necessary government approvals and consents and take all necessary actions to give the effective ownership of the Purchased Shares to Party A and/or Designated Person(s) and to make Party A and/or Designated Person(s) the registered owner of the Purchased Shares in the administrative department for industry and commerce (if applicable) without any security interest, and such shares or assets shall not be attached with any third-party interest. In this sub-clause and this Agreement, the term “security interest” shall include guarantees, mortgages, pledges, third-party rights or interests, any share options, acquisition rights, pre-emptive rights, rights of set-off, retention of title or other security arrangements but exclude any security interests arising under the Share Pledge Agreement.

1.4.6

Party B and Party C shall unconditionally assist Party A in obtaining all government approvals, permissions, registrations and filings required to transfer the purchased shares and assets and completing all necessary procedures.

1.5	Payment

The payment of the purchase price shall be determined through consultation between Party A and/or Designated Person(s) and Party B in accordance with the law applicable to the exercise of the Purchase Option, and shall be expressly agreed upon in the share transfer contract or the asset transfer contract signed at the time of each exercise of the Purchase Option.

2	Undertakings of Party B and Party C

2.1

Without the prior written consent of Party A, they shall not supplement, modify or amend Party C’s constitutional documents in any form, increase or decrease their registered capital or otherwise change their registered capital structure;

2.2

Without the prior written consent of Party A, they shall not sell, assign, mortgage or otherwise dispose of their legal or beneficial interest in any equity or permit the creation of any other security interest thereon at any time from the date of signing of this Agreement other than any pledges created on Party C’s shares according to the Share Pledge Agreement;

2.3

Without the prior written consent of Party A, Party B shall not vote for or support or sign any resolution at a shareholders’ meeting of Party C to approve the sale, transfer, mortgage or otherwise disposal of its legal or beneficial interest in any equity or to permit the creation of any other security interest thereon other than to Party A or its Designated Person(s);

2.4

Party B and Party C agree that Party A may transfer all its rights and obligations under this Agreement to any third parties by giving a written notice to Party B and Party C without further permission from Party B or its shareholders.

2.5

Without the prior written consent of Party A, Party B shall not vote for or support or sign any resolution at a shareholders’ meeting of Party C to authorize Party C to merge or associate with any persons or to acquire or invest in any persons;

2.6

They shall, in accordance with good financial and commercial standards and practices, maintain Party C’s existence, operate and handle Party C’s business and affairs in a prudent and effective manner and ensure that all business is carried on throughout the normal course of business to maintain the value of Party C’s assets, and shall not have any acts/omissions sufficient to affect Party C’s operating conditions and the value of its assets;

2.7

Without the prior written consent of Party A, they shall not have any acts and/or omissions which may have any material impact on Party C’s assets, operations and responsibilities; without the prior written consent of Party A, they shall not sell, assign, mortgage or otherwise dispose of its legal or beneficial interest in any of Party C’s assets, business or income or permit the creation of any other security interest thereon at any time from the date of signing of this Agreement;

2.8

Without the prior written consent of Party A, Party C shall not incur, inherit, secure or permit the existence of any debts other than (i) those arising in the normal or ordinary course of business rather than through borrowing; and (ii) those which have been disclosed to Party A and approved by Party A in writing;

2.9

Without the prior written consent of Party A, Party C shall not enter into any major contracts other than those entered into in the normal course of business (for the purposes of this paragraph, if a contract is valued at more than USD0.3 million (USD300,000.00), it shall be deemed to be a major contract);

2.10

Without the prior written consent of Party A, Party C shall not grant loans or credit to any persons other than other receivables or capital allocations arising in the normal course of business of Party C;

2.11	Without the prior written consent of Party A, Party B shall not appoint or remove any directors, supervisors or other managers of Party C which should be appointed or removed by Party B.

2.12	At Party A’s request, they shall provide Party A with any information about Party C’s operation and financial position;

2.13

If requested by Party A, Party C shall purchase and hold insurance from an insurance company acceptable to Party A. The amount and type of insurance to be maintained shall be the same as the amount and type of insurance usually effected by companies which carry on and own any business and property or assets similar to those of Party C in the same area;

2.14

Party A shall be notified immediately of any action, arbitration or administrative proceedings which will or may occur in relation to the ownership of Party B’s shares and Party C’s assets, business and income;

2.15

In order to maintain Party B’s ownership of the shares, they shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate claims or make all necessary and appropriate defences against all claims;

2.16

In order to maintain Party C’s ownership of all its assets, they shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate claims or make all necessary and appropriate defences against all claims;

2.17

Without the prior written consent of Party A, Party C shall not pay dividends in any form to its shareholders, provided that Party C shall immediately distribute its distributable profits to its shareholders in whole or in part upon Party A’s written request.

2.18	They shall cause their shareholders’ meeting to vote in favor of the transfer of the Purchased Shares as stipulated in this Agreement;

2.19	At Party A’s request, they shall appoint any persons nominated by Party A as directors and senior managers of Party C;

2.20	Party B shall exercise all its rights as a shareholder of Party C only with the written authorization of Party A and at the request of Party A;

2.21

They shall strictly comply with this Agreement and other contracts signed by Party B, Party C and Party A jointly or individually and earnestly perform their obligations under such contracts, and shall not have any acts/omissions sufficient to affect the validity and enforceability of such contracts;

2.22

Party B undertakes that it shall not make or authorize others (including but not limited to any directors of the company nominated by Party B) to make in any way any resolutions, instructions, agreements or orders, to procure party C to engage in any transactions (hereinafter referred to as “Prohibited Transactions”) that will or may materially affect the assets, rights, obligations or business of Party C (including its branches, subsidiaries and affiliates), and that it shall not enter into any agreements, contracts, memorandums or other forms of transaction documents (hereinafter referred to as “Prohibited Documents”) in respect of such Prohibited Transactions, nor shall it have any omissions to allow the conduct of any Prohibited Transactions or the signing of any Prohibited Documents;

2.23

Within the term of this Agreement, Party B shall use its best efforts to develop Party C’s business and guarantee the operation of Party C in conformity with the laws and regulations, and Party B shall not have any acts or omissions which may damage the assets and goodwill of Party C (including its subsidiaries) or affect the validity of Party C’s business license.

3	Representations and Warranties of Party B and Party C

Party B and Party C, on the date of signing of this Agreement and on each date of transfer, hereby represents and warrants to Party A as follows:

3.1

they shall have the power to execute and deliver this Agreement and any share transfer contract or asset transfer contract (each referred to as “Transfer Contract”) to which they are a party or which is entered into by them according to this Agreement in respect of each transfer of the purchased shares or assets and to perform their obligations under this Agreement and any Transfer Contract. Once signed, this Agreement and each Transfer Contract to which they are a party shall constitute their legal, valid and binding obligations and may be enforced against them in accordance with the provisions hereof and thereof;

3.2

Neither the execution and delivery of this Agreement or any Transfer Contract nor the performance of their obligations under this Agreement or any Transfer Contract shall (i) result in any violation of the relevant laws and regulations of the PRC; (ii) conflict with their articles of association or other constitutional documents; (iii) result in or constitute a breach of any contracts or instruments to which they are a party or which are binding upon them; (iv) result in any violation of any conditions for the grant and/or continued validity of any license or approval granted to them; or (v) cause any licence or approval granted to them to be suspended, revoked or attached with additional conditions;

3.3	Party C shall have good and marketable title to all its assets and has not created any security interest on such assets as mentioned above;

3.4	Party C has not had any outstanding debts other than (i) those arising in its normal course of business; and (ii) those which have been disclosed to Party A and approved by Party A in writing;

3.5	Party C shall comply with all laws and regulations of the PRC applicable to asset acquisition;

3.6	There are no ongoing or pending actions, arbitration or administrative proceedings which may occur in relation to Party B’s shares, Party C’s assets or the company;

3.7

Party B shall have good and marketable full title to the shares owned by it and has not created any security interest on such shares other than the security interests as stipulated in the Share Pledge Agreement.

4	Breach of Contract

4.1

If any breach by any party (“Breaching Party”) of any provisions of this Agreement will cause damage to the other parties (“Non-Breaching Party”), the Non-Breaching Party may give a written notice to the Breaching Party, requiring the Breaching Party to remedy and correct its breach immediately; if the Breaching Party fails to take measures satisfactory to the Non-Breaching Party to remedy and correct its breach within fifteen (15) days from the date on which the Non-Breaching Party gives the above written notice, the Non-Breaching Party may immediately take any other relief measures in such manners as stipulated in this Agreement or by legal means.

4.2	All of the following events shall constitute Party B’s breach of this Agreement:

4.2.1	Party B breaches any provisions of this Agreement, or any representations and warranties made by Party B in this Agreement are materially wrong, false and incorrect.

4.2.2	Without the prior written consent of Party A, Party B assigns or otherwise transfers or pledges any of its rights under this Agreement;

4.2.3	This Agreement and/or the Share Pledge Agreement become invalid or unenforceable.

4.3

In the event of Party B’s breach of this Agreement or the Share Pledge Agreement and/or the Business Operation Agreement, Party A may require Party B to immediately transfer all or any part of the Purchased Shares to Party A and/or Designated Person(s) at the Share Purchase Price.

4.4

Once Party A has realized its pledge in accordance with the provisions of Clause 11 of the Share Pledge Agreement and has obtained the relevant proceeds and payments from the realization of its pledge, Party B shall be deemed to have fully performed its obligations under this Agreement, and Party A shall not make any further payment request to Party B therefor.

4.5	Notwithstanding any other provisions of this Agreement, the validity of Clause 4 hereof shall not be affected by any termination of this Agreement.

5	Assignment

5.1

Party B shall not assign its rights and obligations under this Agreement to any third parties except with the prior written consent of Party A. In the event of Party B’s death and loss of its capacity for civil conduct, Party B agrees that it shall immediately assign its rights and obligations under this Agreement to any persons designated by Party A for succession.

5.2	This Agreement shall be binding upon Party B and its successors or heirs, and shall be valid for Party A and each of its successors, heirs or permitted assignees.

5.3

Party B hereby agrees that Party A shall have the right to assign all its rights and obligations under this Agreement to any other third parties where necessary. Party A shall only give a written notice to Party B at the time of such transfer and shall not be required to obtain Party B’s consent in respect of such transfer.

6	Entry into Force and Term

6.1	This Agreement shall be established and enter into force from the date of signing hereof.

6.2

The term of this Agreement shall be ten (10) years unless terminated in advance in accordance with the provisions of this Agreement or the relevant agreement otherwise concluded by the Parties. The term of this Agreement may be extended after the written confirmation by Party A prior to the expiration of the term of this Agreement, and the extended term hereof shall be determined by Party A.

6.3

In the event of the expiration of the operation period of or the termination of Party A or Party C (including any extensions thereof) for any other reasons within the term hereof set out in Clause 6.2 hereof, this Agreement shall be terminated upon the termination of such party unless Party A has assigned its rights and obligations under this Agreement.

7	Termination

7.1

If Party A is unable to exercise its rights in accordance with the provisions of Clause 1 hereof due to the current applicable law at any time within the term of and any extended term of this Agreement, Party A may decide at its own discretion to unconditionally cancel this Agreement by giving a written notice to Party B without any liability therefor.

7.2

If Party C is terminated due to bankruptcy, dissolution or being ordered to close by law within the term of and any extended term of this Agreement, Party B’s obligations under this Agreement shall be discharged at the time of termination.

7.3

Except in the circumstances referred to in Clause 7.2 hereof, in no case shall Party B and Party C require the termination of this Agreement at any time within the term of and any extended term of this Agreement.

8	Taxes and Fees

Each party hereto shall bear any and all of the taxes and fees incurred by or levied on such Party due to the preparation and signing of this Agreement and each Transfer Contract and the completion of the transactions contemplated hereunder and thereunder under the laws of the PRC.

9	Confidentiality Obligations

9.1

The Parties acknowledge and determine that any oral or written information exchanged with one another in relation to this Agreement shall be confidential. The Parties shall keep all such information confidential and shall not disclose any relevant information to any third parties without the written consent of the other parties unless:

(a)	such information has been known to or will be known to the public (without the disclosure thereof by the party receiving such information to the public without authorization);

(b)	such information is required to be disclosed by the applicable law or the rules of the stock exchange or the regulations; or

(c)

any Party needs to disclose such information to its legal or financial adviser who is also required to comply with confidentiality obligations similar to those set forth in this clause in respect of the transactions referred to in this Agreement. Any disclosure of such information by any personnel or employed agency of any Party shall be deemed to be a disclosure by such Party, and such Party shall be liable for its breach of this Agreement in accordance with this Agreement. This clause shall remain in force whether this Agreement is determined to have been invalid, altered, canceled, terminated or inoperable for any reason.

9.2

Upon termination of this Agreement, one party shall, at the request of the other party, return, destroy or otherwise dispose of all documents, materials or software containing any confidential information and cease the use of such confidential information.

9.3	Notwithstanding any other provisions of this Agreement, the validity of this Clause 9 shall not be affected by any termination of this Agreement.

10	Notices

Any notices or other communications given by any Party under this Agreement shall be in writing and shall be delivered by personal delivery, letter or fax to the address of the other parties as set forth below or such other designated address as may be notified by the other parties to such party from time to time. The date on which any notices are deemed to have been actually delivered shall be determined as follows: (a) if delivered by personal delivery, they shall be deemed to have been actually delivered on the date of personal delivery; (b) if sent by letter, they shall be deemed to have been actually delivered on the seventh (7th) day after the date of posting (as indicated by the postmark) of the registered airmail with postage prepaid or on the fourth (4th) day after the delivery to an internationally recognized courier service agency; (c) if sent by fax, they shall be deemed to have been actually delivered at the time of receipt as shown in the acknowledgement of transmission of the relevant document; and (d) if sent by email, they shall be deemed to have been actually delivered when an email enters the electronic data interchange system of the email address provided by the party to be served.

Party A:	Shenzhen FangDD Information Technology Co, Ltd.

Contact: Jiancheng Li

Correspondence Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

Party B:	Jingjing Huang

Address: ***************************, Beijing

Postal Code: 100020

Fax: +86 10 8507 6399

E-mail: semmyhuang@cdhfund.com

Party C:	Shenzhen FangDD Network Technology Co, Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

11	Governing Law and Dispute Resolution

11.1	The conclusion, validity, performance, modification, interpretation and termination and dispute resolution of this Agreement shall be governed by the laws of the PRC.

11.2	Any disputes arising out of the performance of this Agreement or in relation to this Agreement shall be resolved by the Parties through friendly consultation.

11.3

If an agreement on the resolution of any disputes is not reached within 60 days after a request for the resolution of such disputes through consultation is made by one Party, any Party may submit such disputes to Hong Kong International Arbitration Centre for resolution through arbitration. The arbitration shall be conducted in accordance with the arbitration rules of Hong Kong International Arbitration Centre then in force, and the place of arbitration shall be Hong Kong. All proceedings for arbitration shall be conducted in Chinese. The arbitral award shall be final and binding on any Party hereto, and the Parties agree that they shall be bound by and comply with the arbitral award. When any disputes arising are being arbitrated, the Parties shall exercise and perform their other rights and obligations under this Agreement other than the matters in dispute.

12	Miscellaneous Provisions

12.1	Any headings in this Agreement are for the convenience of reading only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

12.2

The Parties acknowledge that once this Agreement enters into force, this Agreement shall constitute an entire agreement and understanding among the Parties hereto in respect of the contents of this Agreement, and shall completely supersede all prior oral and/or written agreements and understandings among the Parties in relation to the contents of this Agreement.

12.3	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assignees.

12.4

No rights, powers and remedies conferred on each party by any provisions of this Agreement shall preclude any other rights, powers or remedies enjoyed by such party in accordance with the law and other provisions of this Agreement, and no exercise by one party of its rights, powers and remedies shall preclude any exercise by such party of its other rights, powers and remedies.

12.5

No failure by any party hereto in the exercise or prompt exercise of any rights, powers and remedies enjoyed by such party in accordance with this Agreement or the law shall be deemed to be a waiver of such rights or affect any future exercise by such party of such rights in other ways and any exercise by such party of its other rights.

12.6

If any provisions of this Agreement are held to be null and void, invalid or unenforceable by any court with jurisdiction or arbitration agency, the validity and enforceability of any other provisions of this Agreement shall not be affected or impaired thereby, provided that the Parties hereto shall cease to perform such invalid and unenforceable provisions and shall, to the extent closest to their original intent, amend them only to the extent that they are valid and enforceable in respect of such particular facts and circumstances.

12.7

The Parties hereto agree and acknowledge that “the (prior) written consent of Party A” referred to herein shall mean that the matters shall be approved by the Board of Directors of Party A and be notified to Party B and Party C in accordance with the provisions of Clause 10 hereof.

12.8

Any matters not covered herein shall be determined through further consultation among the Parties hereto. The Parties shall amend and supplement this Agreement by a written agreement. Any amendment and supplementary agreements duly signed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

12.9	This Agreement is executed in three (3) copies, one (1) of which shall be held by each party respectively, and each of which shall be equally authentic.

12.10	Any annexes hereto shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

(The remainder of this page is intentionally left blank)

(This page is intentionally left blank as the signature page of the Purchase Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Li Zhou and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen FangDD Information Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Information Technology Co, Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

(This page is intentionally left blank as the signature page of the Purchase Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Jingjing Huang and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Jingjing Huang

Signature:
/s/Jingjing Huang

(This page is intentionally left blank as the signature page of the Exclusive Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Jingjing Huang and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen FangDD Network Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Network Technology Co, Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

Purchase Option Agreement

Among

Shenzhen FangDD Information Technology Co, Ltd.,

(Purchase Option Holder)

Wei Zhang

(Purchase Option Obligor)

And

Shenzhen FangDD Network Technology Co, Ltd.,

December 2017

1	Purchase Option	36
2	Undertakings of Party B and Party C	38
3	Representations and Warranties of Party B and Party C	41
4	Breach of Contract	41
5	Assignment	42
6	Entry into Force and Term	43
7	Termination	43
8	Taxes and Fees	43
9	Confidentiality Obligations	43
10	Notices	44
11	Governing Law and Dispute Resolution	45
12	Miscellaneous Provisions	45

Option Agreement

This Option Agreement (“Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of December 20, 2017 by and among:

Party A:	Shenzhen FangDD Information Technology Co, Ltd., having its registered office at Room 1805E, West Tower, Haian Building, Haide 3rd Road, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

Party B:	Wei Zhang, having its domicile at *****************, Shenzhen, Guangdong Province and holding its ID card No. ******************;

Party C:	Shenzhen FangDD Network Technology Co, Ltd., having its registered office at Room 9E, Commercial Residential Building, Yihai Square, Chuangye Road North, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties”.

Whereas:

1.	Party A is a foreign-funded enterprise established in accordance with the laws of the PRC;

2.	Party C is a limited liability company established in accordance with the laws of the PRC;

3.	Party B is a Chinese citizen and holds 9% of the shares of Party C (“shares”) as a registered shareholder of Party C;

4.	Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on December 20, 2017;

5.	Party A, Party C and its shareholders signed the Business Operation Agreement (“Business Operation Agreement”) on June 8, 2017.

NOW, THEREFORE, after friendly consultation, the Parties hereby agree as follows:

1	Option

1.1	Grant of option

Party B hereby irrevocably grants Party A an exclusive option without any additional conditions. According to the purchase option, Party A shall have the right, in accordance with the exercise steps determined by Party A at its own discretion as permitted by Chinese law, to purchase at any time from Party B or designate one or more persons (“Designated Person(s)”) to purchase all or part of Party C’s shares held by Party B or a proprietary right to all or part of the assets owned by Party C (“Purchase Option”) at the price referred to in Sub-clause 1.3 hereof. Any third parties other than Party A and/or Designated Person(s) shall not have the Purchase Option. The term “person” stipulated in this Agreement shall include individuals, corporations, joint ventures, partnerships, firms, trusts or unincorporated organizations.

1.2	Exercise steps

Party A and/or Designated Person(s) may exercise the Purchase Option by giving Party B a written notice (the “Purchase Notice”) in the form set out in Annex I hereto, specifying the shares to be purchased from Party B (“Purchased Shares”) or the total amount of assets to be purchased from Party C and the purchase method.

Within seven (7) working days after receipt of the Purchase Notice by Party B, Party B shall enter into a share transfer contract with Party A and/or Designated Person(s) according to the requirements of the Purchase Notice, or Party C shall enter into an asset transfer contract with Party A and/or Designated Person(s) according to the requirements of the Purchase Notice, as the case may be, to determine the transfer of the purchased shares or assets to Party A and/or Designated Person(s) as soon as possible.

1.3	Purchase price

1.3.1

When Party A exercises the Purchase Option, unless the applicable laws and regulations of the PRC at that time require an assessment of the purchased shares or assets or impose other restrictive provisions on the price of the shares or assets, the purchase price of the Purchased Shares (“Share Purchase Price”) or the purchase price of the purchased assets (“Asset Purchase Price”) shall be subject to the nominal or symbolic price; if the laws and regulations of the PRC applicable to the exercise of the Purchase Option by Party A do not permit the transfer at the nominal or symbolic price, the Share Purchase Price shall be equal to the original investment price (“Original Investment Price”) paid by Party B for the Purchased Shares, and the Asset Purchase Price shall be equal to the book value of the assets.

1.3.2

If the laws and regulations of the PRC applicable to the exercise of the Purchase Option by Party A require an assessment of the purchased shares or assets or impose other restrictive provisions on the price of the shares or assets, Party A and Party B agree that the purchase price shall be the minimum price permitted by the applicable law. If the minimum price permitted by the applicable law is higher than the Original Investment Price of the Purchased Shares and the book value of the purchased assets, Party B shall reimburse Party A the full excess amount after deduction of all taxes paid by Party B in accordance with the applicable laws and regulations of the PRC.

1.4	Transfer of purchased shares or assets

Whenever Party A exercises the Purchase Option after giving a Purchase Notice under this Agreement,

1.4.1

Party B shall instruct Party C to promptly hold a shareholders’ meeting at which the adoption of a resolution shall be facilitated to approve the transfer of shares by Party B to Party A and/or Designated Person(s) and the transfer of assets by Party C to Party A and/or Designated Person(s);

1.4.2	Party B shall sign a waiver of the right of preemption as set out in Annex II hereto to express its consent to waive the right of preemption to any other shares of Party C;

1.4.3

Party B shall enter into a share transfer contract with Party A and/or Designated Person(s) in respect of each transfer in accordance with this Agreement and the Purchase Notice on the Purchased Shares;

1.4.4

Party C shall enter into an asset transfer contract with Party A and/or Designated Person(s) in respect of each transfer in accordance with this Agreement and the Purchase Notice on the purchased assets;

1.4.5

The Parties hereto shall sign all other necessary contracts, agreements or documents, obtain all necessary government approvals and consents and take all necessary actions to give the effective ownership of the Purchased Shares to Party A and/or Designated Person(s) and to make Party A and/or Designated Person(s) the registered owner of the Purchased Shares in the administrative department for industry and commerce (if applicable) without any security interest, and such shares or assets shall not be attached with any third-party interest. In this sub-clause and this Agreement, the term “security interest” shall include guarantees, mortgages, pledges, third-party rights or interests, any share options, acquisition rights, pre-emptive rights, rights of set-off, retention of title or other security arrangements but exclude any security interests arising under the Share Pledge Agreement.

1.4.6

Party B and Party C shall unconditionally assist Party A in obtaining all government approvals, permissions, registrations and filings required to transfer the purchased shares and assets and completing all necessary procedures.

1.5	Payment

The payment of the purchase price shall be determined through consultation between Party A and/or Designated Person(s) and Party B in accordance with the law applicable to the exercise of the Purchase Option, and shall be expressly agreed upon in the share transfer contract or the asset transfer contract signed at the time of each exercise of the Purchase Option.

2	Undertakings of Party B and Party C

2.1

Without the prior written consent of Party A, they shall not supplement, modify or amend Party C’s constitutional documents in any form, increase or decrease their registered capital or otherwise change their registered capital structure;

2.2

Without the prior written consent of Party A, they shall not sell, assign, mortgage or otherwise dispose of their legal or beneficial interest in any equity or permit the creation of any other security interest thereon at any time from the date of signing of this Agreement other than any pledges created on Party C’s shares according to the Share Pledge Agreement;

2.3

Without the prior written consent of Party A, Party B shall not vote for or support or sign any resolution at a shareholders’ meeting of Party C to approve the sale, transfer, mortgage or otherwise disposal of its legal or beneficial interest in any equity or to permit the creation of any other security interest thereon other than to Party A or its Designated Person(s);

2.4

Party B and Party C agree that Party A may transfer all its rights and obligations under this Agreement to any third parties by giving a written notice to Party B and Party C without further permission from Party B or its shareholders.

2.5

Without the prior written consent of Party A, Party B shall not vote for or support or sign any resolution at a shareholders’ meeting of Party C to authorize Party C to merge or associate with any persons or to acquire or invest in any persons;

2.6

They shall, in accordance with good financial and commercial standards and practices, maintain Party C’s existence, operate and handle Party C’s business and affairs in a prudent and effective manner and ensure that all business is carried on throughout the normal course of business to maintain the value of Party C’s assets, and shall not have any acts/omissions sufficient to affect Party C’s operating conditions and the value of its assets;

2.7

Without the prior written consent of Party A, they shall not have any acts and/or omissions which may have any material impact on Party C’s assets, operations and responsibilities; without the prior written consent of Party A, they shall not sell, assign, mortgage or otherwise dispose of its legal or beneficial interest in any of Party C’s assets, business or income or permit the creation of any other security interest thereon at any time from the date of signing of this Agreement;

2.8

Without the prior written consent of Party A, Party C shall not incur, inherit, secure or permit the existence of any debts other than (i) those arising in the normal or ordinary course of business rather than through borrowing; and (ii) those which have been disclosed to Party A and approved by Party A in writing;

2.9

Without the prior written consent of Party A, Party C shall not enter into any major contracts other than those entered into in the normal course of business (for the purposes of this paragraph, if a contract is valued at more than USD0.3 million (USD300,000.00), it shall be deemed to be a major contract);

2.10

Without the prior written consent of Party A, Party C shall not grant loans or credit to any persons other than other receivables or capital allocations arising in the normal course of business of Party C;

2.11	Without the prior written consent of Party A, Party B shall not appoint or remove any directors, supervisors or other managers of Party C which should be appointed or removed by Party B.

2.12	At Party A’s request, they shall provide Party A with any information about Party C’s operation and financial position;

2.13

If requested by Party A, Party C shall purchase and hold insurance from an insurance company acceptable to Party A. The amount and type of insurance to be maintained shall be the same as the amount and type of insurance usually effected by companies which carry on and own any business and property or assets similar to those of Party C in the same area;

2.14

Party A shall be notified immediately of any action, arbitration or administrative proceedings which will or may occur in relation to the ownership of Party B’s shares and Party C’s assets, business and income;

2.15

In order to maintain Party B’s ownership of the shares, they shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate claims or make all necessary and appropriate defences against all claims;

2.16

In order to maintain Party C’s ownership of all its assets, they shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate claims or make all necessary and appropriate defences against all claims;

2.17

Without the prior written consent of Party A, Party C shall not pay dividends in any form to its shareholders, provided that Party C shall immediately distribute its distributable profits to its shareholders in whole or in part upon Party A’s written request.

2.18	They shall cause their shareholders’ meeting to vote in favor of the transfer of the Purchased Shares as stipulated in this Agreement;

2.19	At Party A’s request, they shall appoint any persons nominated by Party A as directors and senior managers of Party C;

2.20	Party B shall exercise all its rights as a shareholder of Party C only with the written authorization of Party A and at the request of Party A;

2.21

They shall strictly comply with this Agreement and other contracts signed by Party B, Party C and Party A jointly or individually and earnestly perform their obligations under such contracts, and shall not have any acts/omissions sufficient to affect the validity and enforceability of such contracts;

2.22

Party B undertakes that it shall not make or authorize others (including but not limited to any directors of the company nominated by Party B) to make in any way any resolutions, instructions, agreements or orders, to procure party C to engage in any transactions (hereinafter referred to as “Prohibited Transactions”) that will or may materially affect the assets, rights, obligations or business of Party C (including its branches, subsidiaries and affiliates), and that it shall not enter into any agreements, contracts, memorandums or other forms of transaction documents (hereinafter referred to as “Prohibited Documents”) in respect of such Prohibited Transactions, nor shall it have any omissions to allow the conduct of any Prohibited Transactions or the signing of any Prohibited Documents;

2.23

Within the term of this Agreement, Party B shall use its best efforts to develop Party C’s business and guarantee the operation of Party C in conformity with the laws and regulations, and Party B shall not have any acts or omissions which may damage the assets and goodwill of Party C (including its subsidiaries) or affect the validity of Party C’s business license.

3	Representations and Warranties of Party B and Party C

Party B and Party C, on the date of signing of this Agreement and on each date of transfer, hereby represents and warrants to Party A as follows:

3.1

they shall have the power to execute and deliver this Agreement and any share transfer contract or asset transfer contract (each referred to as “Transfer Contract”) to which they are a party or which is entered into by them according to this Agreement in respect of each transfer of the purchased shares or assets and to perform their obligations under this Agreement and any Transfer Contract. Once signed, this Agreement and each Transfer Contract to which they are a party shall constitute their legal, valid and binding obligations and may be enforced against them in accordance with the provisions hereof and thereof;

3.2

Neither the execution and delivery of this Agreement or any Transfer Contract nor the performance of their obligations under this Agreement or any Transfer Contract shall (i) result in any violation of the relevant laws and regulations of the PRC; (ii) conflict with their articles of association or other constitutional documents; (iii) result in or constitute a breach of any contracts or instruments to which they are a party or which are binding upon them; (iv) result in any violation of any conditions for the grant and/or continued validity of any license or approval granted to them; or (v) cause any licence or approval granted to them to be suspended, revoked or attached with additional conditions;

3.3	Party C shall have good and marketable title to all its assets and has not created any security interest on such assets as mentioned above;

3.4	Party C has not had any outstanding debts other than (i) those arising in its normal course of business; and (ii) those which have been disclosed to Party A and approved by Party A in writing;

3.5	Party C shall comply with all laws and regulations of the PRC applicable to asset acquisition;

3.6	There are no ongoing or pending actions, arbitration or administrative proceedings which may occur in relation to Party B’s shares, Party C’s assets or the company;

3.7

Party B shall have good and marketable full title to the shares owned by it and has not created any security interest on such shares other than the security interests as stipulated in the Share Pledge Agreement.

4	Breach of Contract

4.1

If any breach by any party (“Breaching Party”) of any provisions of this Agreement will cause damage to the other parties (“Non-Breaching Party”), the Non-Breaching Party may give a written notice to the Breaching Party, requiring the Breaching Party to remedy and correct its breach immediately; if the Breaching Party fails to take measures satisfactory to the Non-Breaching Party to remedy and correct its breach within fifteen (15) days from the date on which the Non-Breaching Party gives the above written notice, the Non-Breaching Party may immediately take any other relief measures in such manners as stipulated in this Agreement or by legal means.

4.2	All of the following events shall constitute Party B’s breach of this Agreement:

4.2.1	Party B breaches any provisions of this Agreement, or any representations and warranties made by Party B in this Agreement are materially wrong, false and incorrect.

4.2.2	Without the prior written consent of Party A, Party B assigns or otherwise transfers or pledges any of its rights under this Agreement;

4.2.3	This Agreement and/or the Share Pledge Agreement become invalid or unenforceable.

4.3

In the event of Party B’s breach of this Agreement or the Share Pledge Agreement and/or the Business Operation Agreement, Party A may require Party B to immediately transfer all or any part of the Purchased Shares to Party A and/or Designated Person(s) at the Share Purchase Price.

4.4

Once Party A has realized its pledge in accordance with the provisions of Clause 11 of the Share Pledge Agreement and has obtained the relevant proceeds and payments from the realization of its pledge, Party B shall be deemed to have fully performed its obligations under this Agreement, and Party A shall not make any further payment request to Party B therefor.

4.5	Notwithstanding any other provisions of this Agreement, the validity of Clause 4 hereof shall not be affected by any termination of this Agreement.

5	Assignment

5.1

Party B shall not assign its rights and obligations under this Agreement to any third parties except with the prior written consent of Party A. In the event of Party B’s death and loss of its capacity for civil conduct, Party B agrees that it shall immediately assign its rights and obligations under this Agreement to any persons designated by Party A for succession.

5.2	This Agreement shall be binding upon Party B and its successors or heirs, and shall be valid for Party A and each of its successors, heirs or permitted assignees.

5.3

Party B hereby agrees that Party A shall have the right to assign all its rights and obligations under this Agreement to any other third parties where necessary. Party A shall only give a written notice to Party B at the time of such transfer and shall not be required to obtain Party B’s consent in respect of such transfer.

6	Entry into Force and Term

6.1	This Agreement shall be established and enter into force from the date of signing hereof.

6.2

The term of this Agreement shall be ten (10) years unless terminated in advance in accordance with the provisions of this Agreement or the relevant agreement otherwise concluded by the Parties. The term of this Agreement may be extended after the written confirmation by Party A prior to the expiration of the term of this Agreement, and the extended term hereof shall be determined by Party A.

6.3

In the event of the expiration of the operation period of or the termination of Party A or Party C (including any extensions thereof) for any other reasons within the term hereof set out in Clause 6.2 hereof, this Agreement shall be terminated upon the termination of such party unless Party A has assigned its rights and obligations under this Agreement.

7	Termination

7.1

If Party A is unable to exercise its rights in accordance with the provisions of Clause 1 hereof due to the current applicable law at any time within the term of and any extended term of this Agreement, Party A may decide at its own discretion to unconditionally cancel this Agreement by giving a written notice to Party B without any liability therefor.

7.2

If Party C is terminated due to bankruptcy, dissolution or being ordered to close by law within the term of and any extended term of this Agreement, Party B’s obligations under this Agreement shall be discharged at the time of termination.

7.3

Except in the circumstances referred to in Clause 7.2 hereof, in no case shall Party B and Party C require the termination of this Agreement at any time within the term of and any extended term of this Agreement.

8	Taxes and Fees

Each party hereto shall bear any and all of the taxes and fees incurred by or levied on such Party due to the preparation and signing of this Agreement and each Transfer Contract and the completion of the transactions contemplated hereunder and thereunder under the laws of the PRC.

9	Confidentiality Obligations

9.1

The Parties acknowledge and determine that any oral or written information exchanged with one another in relation to this Agreement shall be confidential. The Parties shall keep all such information confidential and shall not disclose any relevant information to any third parties without the written consent of the other parties unless:

(a)	such information has been known to or will be known to the public (without the disclosure thereof by the party receiving such information to the public without authorization);

(b)	such information is required to be disclosed by the applicable law or the rules of the stock exchange or the regulations; or

(c)

any Party needs to disclose such information to its legal or financial adviser who is also required to comply with confidentiality obligations similar to those set forth in this clause in respect of the transactions referred to in this Agreement. Any disclosure of such information by any personnel or employed agency of any Party shall be deemed to be a disclosure by such Party, and such Party shall be liable for its breach of this Agreement in accordance with this Agreement. This clause shall remain in force whether this Agreement is determined to have been invalid, altered, canceled, terminated or inoperable for any reason.

9.2

Upon termination of this Agreement, one party shall, at the request of the other party, return, destroy or otherwise dispose of all documents, materials or software containing any confidential information and cease the use of such confidential information.

9.3	Notwithstanding any other provisions of this Agreement, the validity of this Clause 9 shall not be affected by any termination of this Agreement.

10	Notices

Any notices or other communications given by any Party under this Agreement shall be in writing and shall be delivered by personal delivery, letter or fax to the address of the other parties as set forth below or such other designated address as may be notified by the other parties to such party from time to time. The date on which any notices are deemed to have been actually delivered shall be determined as follows: (a) if delivered by personal delivery, they shall be deemed to have been actually delivered on the date of personal delivery; (b) if sent by letter, they shall be deemed to have been actually delivered on the seventh (7th) day after the date of posting (as indicated by the postmark) of the registered airmail with postage prepaid or on the fourth (4th) day after the delivery to an internationally recognized courier service agency; (c) if sent by fax, they shall be deemed to have been actually delivered at the time of receipt as shown in the acknowledgement of transmission of the relevant document; and (d) if sent by email, they shall be deemed to have been actually delivered when an email enters the electronic data interchange system of the email address provided by the party to be served.

Party A:	Shenzhen FangDD Information Technology Co, Ltd.

Contact: Jiancheng Li

Correspondence Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

Party B:	Wei Zhang

Address: ***************************, Shenzhen, Guangdong Province

Postal Code: 518000

E-mail: cassie.zhu@decentcaptial.com

Party	C: Shenzhen FangDD Network Technology Co, Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

11	Governing Law and Dispute Resolution

11.1	The conclusion, validity, performance, modification, interpretation and termination and dispute resolution of this Agreement shall be governed by the laws of the PRC.

11.2	Any disputes arising out of the performance of this Agreement or in relation to this Agreement shall be resolved by the Parties through friendly consultation.

11.3

If an agreement on the resolution of any disputes is not reached within 60 days after a request for the resolution of such disputes through consultation is made by one Party, any Party may submit such disputes to Hong Kong International Arbitration Centre for resolution through arbitration. The arbitration shall be conducted in accordance with the arbitration rules of Hong Kong International Arbitration Centre then in force, and the place of arbitration shall be Hong Kong. All proceedings for arbitration shall be conducted in Chinese. The arbitral award shall be final and binding on any Party hereto, and the Parties agree that they shall be bound by and comply with the arbitral award. When any disputes arising are being arbitrated, the Parties shall exercise and perform their other rights and obligations under this Agreement other than the matters in dispute.

12	Miscellaneous Provisions

12.1	Any headings in this Agreement are for the convenience of reading only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

12.2

The Parties acknowledge that once this Agreement enters into force, this Agreement shall constitute an entire agreement and understanding among the Parties hereto in respect of the contents of this Agreement, and shall completely supersede all prior oral and/or written agreements and understandings among the Parties in relation to the contents of this Agreement.

12.3	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assignees.

12.4

No rights, powers and remedies conferred on each party by any provisions of this Agreement shall preclude any other rights, powers or remedies enjoyed by such party in accordance with the law and other provisions of this Agreement, and no exercise by one party of its rights, powers and remedies shall preclude any exercise by such party of its other rights, powers and remedies.

12.5

No failure by any party hereto in the exercise or prompt exercise of any rights, powers and remedies enjoyed by such party in accordance with this Agreement or the law shall be deemed to be a waiver of such rights or affect any future exercise by such party of such rights in other ways and any exercise by such party of its other rights.

12.6

If any provisions of this Agreement are held to be null and void, invalid or unenforceable by any court with jurisdiction or arbitration agency, the validity and enforceability of any other provisions of this Agreement shall not be affected or impaired thereby, provided that the Parties hereto shall cease to perform such invalid and unenforceable provisions and shall, to the extent closest to their original intent, amend them only to the extent that they are valid and enforceable in respect of such particular facts and circumstances.

12.7

The Parties hereto agree and acknowledge that “the (prior) written consent of Party A” referred to herein shall mean that the matters shall be approved by the Board of Directors of Party A and be notified to Party B and Party C in accordance with the provisions of Clause 10 hereof.

12.8

Any matters not covered herein shall be determined through further consultation among the Parties hereto. The Parties shall amend and supplement this Agreement by a written agreement. Any amendment and supplementary agreements duly signed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

12.9	This Agreement is executed in three (3) copies, one (1) of which shall be held by each party respectively, and each of which shall be equally authentic.

12.10	Any annexes hereto shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

(The remainder of this page is intentionally left blank)

(This page is intentionally left blank as the signature page of the Purchase Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Wei Zhang and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen FangDD Information Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Information Technology Co, Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

(This page is intentionally left blank as the signature page of the Purchase Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Wei Zhang and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Wei Zhang

Signature:
/s/Wei Zhang

(This page is intentionally left blank as the signature page of the Exclusive Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Wei Zhang and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen FangDD Network Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Network Technology Co, Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

Purchase Option Agreement

Among

Shenzhen FangDD Information Technology Co, Ltd.,

(Purchase Option Holder)

Xi Zeng

(Purchase Option Obligor)

And

Shenzhen FangDD Network Technology Co, Ltd.,

December 2017

1	Purchase Option	52
2	Undertakings of Party B and Party C	54
3	Representations and Warranties of Party B and Party C	57
4	Breach of Contract	57
5	Assignment	58
6	Entry into Force and Term	59
7	Termination	59
8	Taxes and Fees	59
9	Confidentiality Obligations	59
10	Notices	60
11	Governing Law and Dispute Resolution	61
12	Miscellaneous Provisions	61

Option Agreement

This Option Agreement (“Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of December 20, 2017 by and among:

Party A:	Shenzhen FangDD Information Technology Co, Ltd., having its registered office at Room 1805E, West Tower, Haian Building, Haide 3rd Road, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

Party B:	Xi Zeng, having its domicile at *****************, Shenzhen, Guangdong Province and holding its ID card No. ******************;

Party C:	Shenzhen FangDD Network Technology Co, Ltd., having its registered office at Room 9E, Commercial Residential Building, Yihai Square, Chuangye Road North, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties”.

Whereas:

1.	Party A is a foreign-funded enterprise established in accordance with the laws of the PRC;

2.	Party C is a limited liability company established in accordance with the laws of the PRC;

3.	Party B is a Chinese citizen and holds 16.87% of the shares of Party C (“shares”) as a registered shareholder of Party C;

4.	Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on December 20, 2017;

5.	Party A, Party C and its shareholders signed the Business Operation Agreement (“Business Operation Agreement”) on June 8, 2017.

NOW, THEREFORE, after friendly consultation, the Parties hereby agree as follows:

1	Option

1.1	Grant of option

Party B hereby irrevocably grants Party A an exclusive option without any additional conditions. According to the purchase option, Party A shall have the right, in accordance with the exercise steps determined by Party A at its own discretion as permitted by Chinese law, to purchase at any time from Party B or designate one or more persons (“Designated Person(s)”) to purchase all or part of Party C’s shares held by Party B or a proprietary right to all or part of the assets owned by Party C (“Purchase Option”) at the price referred to in Sub-clause 1.3 hereof. Any third parties other than Party A and/or Designated Person(s) shall not have the Purchase Option. The term “person” stipulated in this Agreement shall include individuals, corporations, joint ventures, partnerships, firms, trusts or unincorporated organizations.

1.2	Exercise steps

Party A and/or Designated Person(s) may exercise the Purchase Option by giving Party B a written notice (the “Purchase Notice”) in the form set out in Annex I hereto, specifying the shares to be purchased from Party B (“Purchased Shares”) or the total amount of assets to be purchased from Party C and the purchase method.

Within seven (7) working days after receipt of the Purchase Notice by Party B, Party B shall enter into a share transfer contract with Party A and/or Designated Person(s) according to the requirements of the Purchase Notice, or Party C shall enter into an asset transfer contract with Party A and/or Designated Person(s) according to the requirements of the Purchase Notice, as the case may be, to determine the transfer of the purchased shares or assets to Party A and/or Designated Person(s) as soon as possible.

1.3	Purchase price

1.3.1

When Party A exercises the Purchase Option, unless the applicable laws and regulations of the PRC at that time require an assessment of the purchased shares or assets or impose other restrictive provisions on the price of the shares or assets, the purchase price of the Purchased Shares (“Share Purchase Price”) or the purchase price of the purchased assets (“Asset Purchase Price”) shall be subject to the nominal or symbolic price; if the laws and regulations of the PRC applicable to the exercise of the Purchase Option by Party A do not permit the transfer at the nominal or symbolic price, the Share Purchase Price shall be equal to the original investment price (“Original Investment Price”) paid by Party B for the Purchased Shares, and the Asset Purchase Price shall be equal to the book value of the assets.

1.3.2

If the laws and regulations of the PRC applicable to the exercise of the Purchase Option by Party A require an assessment of the purchased shares or assets or impose other restrictive provisions on the price of the shares or assets, Party A and Party B agree that the purchase price shall be the minimum price permitted by the applicable law. If the minimum price permitted by the applicable law is higher than the Original Investment Price of the Purchased Shares and the book value of the purchased assets, Party B shall reimburse Party A the full excess amount after deduction of all taxes paid by Party B in accordance with the applicable laws and regulations of the PRC.

1.4	Transfer of purchased shares or assets

Whenever Party A exercises the Purchase Option after giving a Purchase Notice under this Agreement,

1.4.1

Party B shall instruct Party C to promptly hold a shareholders’ meeting at which the adoption of a resolution shall be facilitated to approve the transfer of shares by Party B to Party A and/or Designated Person(s) and the transfer of assets by Party C to Party A and/or Designated Person(s);

1.4.2	Party B shall sign a waiver of the right of preemption as set out in Annex II hereto to express its consent to waive the right of preemption to any other shares of Party C;

1.4.3

Party B shall enter into a share transfer contract with Party A and/or Designated Person(s) in respect of each transfer in accordance with this Agreement and the Purchase Notice on the Purchased Shares;

1.4.4

Party C shall enter into an asset transfer contract with Party A and/or Designated Person(s) in respect of each transfer in accordance with this Agreement and the Purchase Notice on the purchased assets;

1.4.5

The Parties hereto shall sign all other necessary contracts, agreements or documents, obtain all necessary government approvals and consents and take all necessary actions to give the effective ownership of the Purchased Shares to Party A and/or Designated Person(s) and to make Party A and/or Designated Person(s) the registered owner of the Purchased Shares in the administrative department for industry and commerce (if applicable) without any security interest, and such shares or assets shall not be attached with any third-party interest. In this sub-clause and this Agreement, the term “security interest” shall include guarantees, mortgages, pledges, third-party rights or interests, any share options, acquisition rights, pre-emptive rights, rights of set-off, retention of title or other security arrangements but exclude any security interests arising under the Share Pledge Agreement.

1.4.6

Party B and Party C shall unconditionally assist Party A in obtaining all government approvals, permissions, registrations and filings required to transfer the purchased shares and assets and completing all necessary procedures.

1.5	Payment

The payment of the purchase price shall be determined through consultation between Party A and/or Designated Person(s) and Party B in accordance with the law applicable to the exercise of the Purchase Option, and shall be expressly agreed upon in the share transfer contract or the asset transfer contract signed at the time of each exercise of the Purchase Option.

2	Undertakings of Party B and Party C
2.1

Without the prior written consent of Party A, they shall not supplement, modify or amend Party C’s constitutional documents in any form, increase or decrease their registered capital or otherwise change their registered capital structure;

2.2

Without the prior written consent of Party A, they shall not sell, assign, mortgage or otherwise dispose of their legal or beneficial interest in any equity or permit the creation of any other security interest thereon at any time from the date of signing of this Agreement other than any pledges created on Party C’s shares according to the Share Pledge Agreement;

2.3

Without the prior written consent of Party A, Party B shall not vote for or support or sign any resolution at a shareholders’ meeting of Party C to approve the sale, transfer, mortgage or otherwise disposal of its legal or beneficial interest in any equity or to permit the creation of any other security interest thereon other than to Party A or its Designated Person(s);

2.4

Party B and Party C agree that Party A may transfer all its rights and obligations under this Agreement to any third parties by giving a written notice to Party B and Party C without further permission from Party B or its shareholders.

2.5

Without the prior written consent of Party A, Party B shall not vote for or support or sign any resolution at a shareholders’ meeting of Party C to authorize Party C to merge or associate with any persons or to acquire or invest in any persons;

2.6

They shall, in accordance with good financial and commercial standards and practices, maintain Party C’s existence, operate and handle Party C’s business and affairs in a prudent and effective manner and ensure that all business is carried on throughout the normal course of business to maintain the value of Party C’s assets, and shall not have any acts/omissions sufficient to affect Party C’s operating conditions and the value of its assets;

2.7

Without the prior written consent of Party A, they shall not have any acts and/or omissions which may have any material impact on Party C’s assets, operations and responsibilities; without the prior written consent of Party A, they shall not sell, assign, mortgage or otherwise dispose of its legal or beneficial interest in any of Party C’s assets, business or income or permit the creation of any other security interest thereon at any time from the date of signing of this Agreement;

2.8

Without the prior written consent of Party A, Party C shall not incur, inherit, secure or permit the existence of any debts other than (i) those arising in the normal or ordinary course of business rather than through borrowing; and (ii) those which have been disclosed to Party A and approved by Party A in writing;

2.9

Without the prior written consent of Party A, Party C shall not enter into any major contracts other than those entered into in the normal course of business (for the purposes of this paragraph, if a contract is valued at more than USD0.3 million (USD300,000.00), it shall be deemed to be a major contract);

2.10

Without the prior written consent of Party A, Party C shall not grant loans or credit to any persons other than other receivables or capital allocations arising in the normal course of business of Party C;

2.11	Without the prior written consent of Party A, Party B shall not appoint or remove any directors, supervisors or other managers of Party C which should be appointed or removed by Party B.

2.12	At Party A’s request, they shall provide Party A with any information about Party C’s operation and financial position;

2.13

If requested by Party A, Party C shall purchase and hold insurance from an insurance company acceptable to Party A. The amount and type of insurance to be maintained shall be the same as the amount and type of insurance usually effected by companies which carry on and own any business and property or assets similar to those of Party C in the same area;

2.14

Party A shall be notified immediately of any action, arbitration or administrative proceedings which will or may occur in relation to the ownership of Party B’s shares and Party C’s assets, business and income;

2.15

In order to maintain Party B’s ownership of the shares, they shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate claims or make all necessary and appropriate defences against all claims;

2.16

In order to maintain Party C’s ownership of all its assets, they shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate claims or make all necessary and appropriate defences against all claims;

2.17

Without the prior written consent of Party A, Party C shall not pay dividends in any form to its shareholders, provided that Party C shall immediately distribute its distributable profits to its shareholders in whole or in part upon Party A’s written request.

2.18	They shall cause their shareholders’ meeting to vote in favor of the transfer of the Purchased Shares as stipulated in this Agreement;

2.19	At Party A’s request, they shall appoint any persons nominated by Party A as directors and senior managers of Party C;

2.20	Party B shall exercise all its rights as a shareholder of Party C only with the written authorization of Party A and at the request of Party A;

2.21

They shall strictly comply with this Agreement and other contracts signed by Party B, Party C and Party A jointly or individually and earnestly perform their obligations under such contracts, and shall not have any acts/omissions sufficient to affect the validity and enforceability of such contracts;

2.22

Party B undertakes that it shall not make or authorize others (including but not limited to any directors of the company nominated by Party B) to make in any way any resolutions, instructions, agreements or orders, to procure party C to engage in any transactions (hereinafter referred to as “Prohibited Transactions”) that will or may materially affect the assets, rights, obligations or business of Party C (including its branches, subsidiaries and affiliates), and that it shall not enter into any agreements, contracts, memorandums or other forms of transaction documents (hereinafter referred to as “Prohibited Documents”) in respect of such Prohibited Transactions, nor shall it have any omissions to allow the conduct of any Prohibited Transactions or the signing of any Prohibited Documents;

2.23

Within the term of this Agreement, Party B shall use its best efforts to develop Party C’s business and guarantee the operation of Party C in conformity with the laws and regulations, and Party B shall not have any acts or omissions which may damage the assets and goodwill of Party C (including its subsidiaries) or affect the validity of Party C’s business license.

3	Representations and Warranties of Party B and Party C

Party B and Party C, on the date of signing of this Agreement and on each date of transfer, hereby represents and warrants to Party A as follows:

3.1

they shall have the power to execute and deliver this Agreement and any share transfer contract or asset transfer contract (each referred to as “Transfer Contract”) to which they are a party or which is entered into by them according to this Agreement in respect of each transfer of the purchased shares or assets and to perform their obligations under this Agreement and any Transfer Contract. Once signed, this Agreement and each Transfer Contract to which they are a party shall constitute their legal, valid and binding obligations and may be enforced against them in accordance with the provisions hereof and thereof;

3.2

Neither the execution and delivery of this Agreement or any Transfer Contract nor the performance of their obligations under this Agreement or any Transfer Contract shall (i) result in any violation of the relevant laws and regulations of the PRC; (ii) conflict with their articles of association or other constitutional documents; (iii) result in or constitute a breach of any contracts or instruments to which they are a party or which are binding upon them; (iv) result in any violation of any conditions for the grant and/or continued validity of any license or approval granted to them; or (v) cause any licence or approval granted to them to be suspended, revoked or attached with additional conditions;

3.3	Party C shall have good and marketable title to all its assets and has not created any security interest on such assets as mentioned above;

3.4	Party C has not had any outstanding debts other than (i) those arising in its normal course of business; and (ii) those which have been disclosed to Party A and approved by Party A in writing;

3.5	Party C shall comply with all laws and regulations of the PRC applicable to asset acquisition;

3.6	There are no ongoing or pending actions, arbitration or administrative proceedings which may occur in relation to Party B’s shares, Party C’s assets or the company;

3.7

Party B shall have good and marketable full title to the shares owned by it and has not created any security interest on such shares other than the security interests as stipulated in the Share Pledge Agreement.

4	Breach of Contract

4.1

If any breach by any party (“Breaching Party”) of any provisions of this Agreement will cause damage to the other parties (“Non-Breaching Party”), the Non-Breaching Party may give a written notice to the Breaching Party, requiring the Breaching Party to remedy and correct its breach immediately; if the Breaching Party fails to take measures satisfactory to the Non-Breaching Party to remedy and correct its breach within fifteen (15) days from the date on which the Non-Breaching Party gives the above written notice, the Non-Breaching Party may immediately take any other relief measures in such manners as stipulated in this Agreement or by legal means.

4.2	All of the following events shall constitute Party B’s breach of this Agreement:

4.2.1	Party B breaches any provisions of this Agreement, or any representations and warranties made by Party B in this Agreement are materially wrong, false and incorrect.

4.2.2	Without the prior written consent of Party A, Party B assigns or otherwise transfers or pledges any of its rights under this Agreement;

4.2.3	This Agreement and/or the Share Pledge Agreement become invalid or unenforceable.

4.3

In the event of Party B’s breach of this Agreement or the Share Pledge Agreement and/or the Business Operation Agreement, Party A may require Party B to immediately transfer all or any part of the Purchased Shares to Party A and/or Designated Person(s) at the Share Purchase Price.

4.4

Once Party A has realized its pledge in accordance with the provisions of Clause 11 of the Share Pledge Agreement and has obtained the relevant proceeds and payments from the realization of its pledge, Party B shall be deemed to have fully performed its obligations under this Agreement, and Party A shall not make any further payment request to Party B therefor.

4.5	Notwithstanding any other provisions of this Agreement, the validity of Clause 4 hereof shall not be affected by any termination of this Agreement.

5	Assignment

5.1

Party B shall not assign its rights and obligations under this Agreement to any third parties except with the prior written consent of Party A. In the event of Party B’s death and loss of its capacity for civil conduct, Party B agrees that it shall immediately assign its rights and obligations under this Agreement to any persons designated by Party A for succession.

5.2	This Agreement shall be binding upon Party B and its successors or heirs, and shall be valid for Party A and each of its successors, heirs or permitted assignees.

5.3

Party B hereby agrees that Party A shall have the right to assign all its rights and obligations under this Agreement to any other third parties where necessary. Party A shall only give a written notice to Party B at the time of such transfer and shall not be required to obtain Party B’s consent in respect of such transfer.

6	Entry into Force and Term

6.1	This Agreement shall be established and enter into force from the date of signing hereof.

6.2

The term of this Agreement shall be ten (10) years unless terminated in advance in accordance with the provisions of this Agreement or the relevant agreement otherwise concluded by the Parties. The term of this Agreement may be extended after the written confirmation by Party A prior to the expiration of the term of this Agreement, and the extended term hereof shall be determined by Party A.

6.3

In the event of the expiration of the operation period of or the termination of Party A or Party C (including any extensions thereof) for any other reasons within the term hereof set out in Clause 6.2 hereof, this Agreement shall be terminated upon the termination of such party unless Party A has assigned its rights and obligations under this Agreement.

7	Termination

7.1

If Party A is unable to exercise its rights in accordance with the provisions of Clause 1 hereof due to the current applicable law at any time within the term of and any extended term of this Agreement, Party A may decide at its own discretion to unconditionally cancel this Agreement by giving a written notice to Party B without any liability therefor.

7.2

If Party C is terminated due to bankruptcy, dissolution or being ordered to close by law within the term of and any extended term of this Agreement, Party B’s obligations under this Agreement shall be discharged at the time of termination.

7.3

Except in the circumstances referred to in Clause 7.2 hereof, in no case shall Party B and Party C require the termination of this Agreement at any time within the term of and any extended term of this Agreement.

8	Taxes and Fees

Each party hereto shall bear any and all of the taxes and fees incurred by or levied on such Party due to the preparation and signing of this Agreement and each Transfer Contract and the completion of the transactions contemplated hereunder and thereunder under the laws of the PRC.

9	Confidentiality Obligations

9.1

The Parties acknowledge and determine that any oral or written information exchanged with one another in relation to this Agreement shall be confidential. The Parties shall keep all such information confidential and shall not disclose any relevant information to any third parties without the written consent of the other parties unless:

(a)	such information has been known to or will be known to the public (without the disclosure thereof by the party receiving such information to the public without authorization);

(b)	such information is required to be disclosed by the applicable law or the rules of the stock exchange or the regulations; or

(c)

any Party needs to disclose such information to its legal or financial adviser who is also required to comply with confidentiality obligations similar to those set forth in this clause in respect of the transactions referred to in this Agreement. Any disclosure of such information by any personnel or employed agency of any Party shall be deemed to be a disclosure by such Party, and such Party shall be liable for its breach of this Agreement in accordance with this Agreement. This clause shall remain in force whether this Agreement is determined to have been invalid, altered, canceled, terminated or inoperable for any reason.

9.2

Upon termination of this Agreement, one party shall, at the request of the other party, return, destroy or otherwise dispose of all documents, materials or software containing any confidential information and cease the use of such confidential information.

9.3	Notwithstanding any other provisions of this Agreement, the validity of this Clause 9 shall not be affected by any termination of this Agreement.

10	Notices

Any notices or other communications given by any Party under this Agreement shall be in writing and shall be delivered by personal delivery, letter or fax to the address of the other parties as set forth below or such other designated address as may be notified by the other parties to such party from time to time. The date on which any notices are deemed to have been actually delivered shall be determined as follows: (a) if delivered by personal delivery, they shall be deemed to have been actually delivered on the date of personal delivery; (b) if sent by letter, they shall be deemed to have been actually delivered on the seventh (7th) day after the date of posting (as indicated by the postmark) of the registered airmail with postage prepaid or on the fourth (4th) day after the delivery to an internationally recognized courier service agency; (c) if sent by fax, they shall be deemed to have been actually delivered at the time of receipt as shown in the acknowledgement of transmission of the relevant document; and (d) if sent by email, they shall be deemed to have been actually delivered when an email enters the electronic data interchange system of the email address provided by the party to be served.

Party	A: Shenzhen FangDD Information Technology Co, Ltd.

Contact: Jiancheng Li

Correspondence Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

Party	B: Xi Zeng

Address: ***************************, Suzhou, Jiangsu Province

Postal Code: 215125

E-mail: zengxi@fangdd.com

Party	C: Shenzhen FangDD Network Technology Co, Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

11	Governing Law and Dispute Resolution

11.1	The conclusion, validity, performance, modification, interpretation and termination and dispute resolution of this Agreement shall be governed by the laws of the PRC.

11.2	Any disputes arising out of the performance of this Agreement or in relation to this Agreement shall be resolved by the Parties through friendly consultation.

11.3

If an agreement on the resolution of any disputes is not reached within 60 days after a request for the resolution of such disputes through consultation is made by one Party, any Party may submit such disputes to Hong Kong International Arbitration Centre for resolution through arbitration. The arbitration shall be conducted in accordance with the arbitration rules of Hong Kong International Arbitration Centre then in force, and the place of arbitration shall be Hong Kong. All proceedings for arbitration shall be conducted in Chinese. The arbitral award shall be final and binding on any Party hereto, and the Parties agree that they shall be bound by and comply with the arbitral award. When any disputes arising are being arbitrated, the Parties shall exercise and perform their other rights and obligations under this Agreement other than the matters in dispute.

12	Miscellaneous Provisions

12.1	Any headings in this Agreement are for the convenience of reading only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

12.2

The Parties acknowledge that once this Agreement enters into force, this Agreement shall constitute an entire agreement and understanding among the Parties hereto in respect of the contents of this Agreement, and shall completely supersede all prior oral and/or written agreements and understandings among the Parties in relation to the contents of this Agreement.

12.3	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assignees.

12.4

No rights, powers and remedies conferred on each party by any provisions of this Agreement shall preclude any other rights, powers or remedies enjoyed by such party in accordance with the law and other provisions of this Agreement, and no exercise by one party of its rights, powers and remedies shall preclude any exercise by such party of its other rights, powers and remedies.

12.5

No failure by any party hereto in the exercise or prompt exercise of any rights, powers and remedies enjoyed by such party in accordance with this Agreement or the law shall be deemed to be a waiver of such rights or affect any future exercise by such party of such rights in other ways and any exercise by such party of its other rights.

12.6

If any provisions of this Agreement are held to be null and void, invalid or unenforceable by any court with jurisdiction or arbitration agency, the validity and enforceability of any other provisions of this Agreement shall not be affected or impaired thereby, provided that the Parties hereto shall cease to perform such invalid and unenforceable provisions and shall, to the extent closest to their original intent, amend them only to the extent that they are valid and enforceable in respect of such particular facts and circumstances.

12.7

The Parties hereto agree and acknowledge that “the (prior) written consent of Party A” referred to herein shall mean that the matters shall be approved by the Board of Directors of Party A and be notified to Party B and Party C in accordance with the provisions of Clause 10 hereof.

12.8

Any matters not covered herein shall be determined through further consultation among the Parties hereto. The Parties shall amend and supplement this Agreement by a written agreement. Any amendment and supplementary agreements duly signed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

12.9	This Agreement is executed in three (3) copies, one (1) of which shall be held by each party respectively, and each of which shall be equally authentic.

12.10	Any annexes hereto shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

(The remainder of this page is intentionally left blank)

(This page is intentionally left blank as the signature page of the Purchase Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Xi Zeng and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen FangDD Information Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Information Technology Co, Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

(This page is intentionally left blank as the signature page of the Purchase Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Xi Zeng and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Xi Zeng

Signature:
/s/Xi Zeng

(This page is intentionally left blank as the signature page of the Exclusive Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Xi Zeng and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen FangDD Network Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Network Technology Co, Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

Purchase Option Agreement

Among

Shenzhen FangDD Information Technology Co, Ltd.,

(Purchase Option Holder)

Yi Duan

(Purchase Option Obligor)

And

Shenzhen FangDD Network Technology Co, Ltd.,

March 2014

1	Purchase Option	68
2	Undertakings of Party B and Party C	70
3	Representations and Warranties of Party B and Party C	73
4	Breach of Contract	73
5	Assignment	74
6	Entry into Force and Term	75
7	Termination	75
8	Taxes and Fees	75
9	Confidentiality Obligations	75
10	Notices	76
11	Governing Law and Dispute Resolution	77
12	Miscellaneous Provisions	77

Option Agreement

This Option Agreement (“Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of March 21, 2014 by and among:

Party A:

Shenzhen FangDD Information Technology Co, Ltd., having its registered office at Room 1805E, West Tower, Haian Building, Haide 3rd Road, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

Party B:	Yi Duan, having its domicile at *****************, Suzhou, Jiangsu Province and holding its ID card No. ******************;

Party C:

Shenzhen FangDD Network Technology Co, Ltd., having its registered office at Room 9E, Commercial Residential Building, Yihai Square, Chuangye Road North, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties”.

Whereas:

1.	Party A is a foreign-funded enterprise established in accordance with the laws of the PRC;

2.	Party C is a limited liability company established in accordance with the laws of the PRC;

3.	Party B is a Chinese citizen and holds 31.95% of the shares of Party C (“shares”) as a registered shareholder of Party C;

4.	Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on March 21, 2014;

5.	Party A, Party C and its shareholders signed the Business Operation Agreement (“Business Operation Agreement”) on March 21, 2014.

NOW, THEREFORE, after friendly consultation, the Parties hereby agree as follows:

1	Option

1.1	Grant of option

Party B hereby irrevocably grants Party A an exclusive option without any additional conditions. According to the purchase option, Party A shall have the right, in accordance with the exercise steps determined by Party A at its own discretion as permitted by Chinese law, to purchase at any time from Party B or designate one or more persons (“Designated Person(s)”) to purchase all or part of Party C’s shares held by Party B or a proprietary right to all or part of the assets owned by Party C (“Purchase Option”) at the price referred to in Sub-clause 1.3 hereof. Any third parties other than Party A and/or Designated Person(s) shall not have the Purchase Option. The term “person” stipulated in this Agreement shall include individuals, corporations, joint ventures, partnerships, firms, trusts or unincorporated organizations.

1.2	Exercise steps

Party A and/or Designated Person(s) may exercise the Purchase Option by giving Party B a written notice (the “Purchase Notice”) in the form set out in Annex I hereto, specifying the shares to be purchased from Party B (“Purchased Shares”) or the total amount of assets to be purchased from Party C and the purchase method.

Within seven (7) working days after receipt of the Purchase Notice by Party B, Party B shall enter into a share transfer contract with Party A and/or Designated Person(s) according to the requirements of the Purchase Notice, or Party C shall enter into an asset transfer contract with Party A and/or Designated Person(s) according to the requirements of the Purchase Notice, as the case may be, to determine the transfer of the purchased shares or assets to Party A and/or Designated Person(s) as soon as possible.

1.3	Purchase price

1.3.1

When Party A exercises the Purchase Option, unless the applicable laws and regulations of the PRC at that time require an assessment of the purchased shares or assets or impose other restrictive provisions on the price of the shares or assets, the purchase price of the Purchased Shares (“Share Purchase Price”) or the purchase price of the purchased assets (“Asset Purchase Price”) shall be subject to the nominal or symbolic price; if the laws and regulations of the PRC applicable to the exercise of the Purchase Option by Party A do not permit the transfer at the nominal or symbolic price, the Share Purchase Price shall be equal to the original investment price (“Original Investment Price”) paid by Party B for the Purchased Shares, and the Asset Purchase Price shall be equal to the book value of the assets.

1.3.2

If the laws and regulations of the PRC applicable to the exercise of the Purchase Option by Party A require an assessment of the purchased shares or assets or impose other restrictive provisions on the price of the shares or assets, Party A and Party B agree that the purchase price shall be the minimum price permitted by the applicable law. If the minimum price permitted by the applicable law is higher than the Original Investment Price of the Purchased Shares and the book value of the purchased assets, Party B shall reimburse Party A the full excess amount after deduction of all taxes paid by Party B in accordance with the applicable laws and regulations of the PRC.

1.4	Transfer of purchased shares or assets

Whenever Party A exercises the Purchase Option after giving a Purchase Notice under this Agreement,

1.4.1

Party B shall instruct Party C to promptly hold a shareholders’ meeting at which the adoption of a resolution shall be facilitated to approve the transfer of shares by Party B to Party A and/or Designated Person(s) and the transfer of assets by Party C to Party A and/or Designated Person(s);

1.4.2	Party B shall sign a waiver of the right of preemption as set out in Annex II hereto to express its consent to waive the right of preemption to any other shares of Party C;

1.4.3

Party B shall enter into a share transfer contract with Party A and/or Designated Person(s) in respect of each transfer in accordance with this Agreement and the Purchase Notice on the Purchased Shares;

1.4.4

Party C shall enter into an asset transfer contract with Party A and/or Designated Person(s) in respect of each transfer in accordance with this Agreement and the Purchase Notice on the purchased assets;

1.4.5

The Parties hereto shall sign all other necessary contracts, agreements or documents, obtain all necessary government approvals and consents and take all necessary actions to give the effective ownership of the Purchased Shares to Party A and/or Designated Person(s) and to make Party A and/or Designated Person(s) the registered owner of the Purchased Shares in the administrative department for industry and commerce (if applicable) without any security interest, and such shares or assets shall not be attached with any third-party interest. In this sub-clause and this Agreement, the term “security interest” shall include guarantees, mortgages, pledges, third-party rights or interests, any share options, acquisition rights, pre-emptive rights, rights of set-off, retention of title or other security arrangements but exclude any security interests arising under the Share Pledge Agreement.

1.4.6

Party B and Party C shall unconditionally assist Party A in obtaining all government approvals, permissions, registrations and filings required to transfer the purchased shares and assets and completing all necessary procedures.

1.5	Payment

The payment of the purchase price shall be determined through consultation between Party A and/or Designated Person(s) and Party B in accordance with the law applicable to the exercise of the Purchase Option, and shall be expressly agreed upon in the share transfer contract or the asset transfer contract signed at the time of each exercise of the Purchase Option.

2	Undertakings of Party B and Party C

2.1

Without the prior written consent of Party A, they shall not supplement, modify or amend Party C’s constitutional documents in any form, increase or decrease their registered capital or otherwise change their registered capital structure;

2.2

Without the prior written consent of Party A, they shall not sell, assign, mortgage or otherwise dispose of their legal or beneficial interest in any equity or permit the creation of any other security interest thereon at any time from the date of signing of this Agreement other than any pledges created on Party C’s shares according to the Share Pledge Agreement;

2.3

Without the prior written consent of Party A, Party B shall not vote for or support or sign any resolution at a shareholders’ meeting of Party C to approve the sale, transfer, mortgage or otherwise disposal of its legal or beneficial interest in any equity or to permit the creation of any other security interest thereon other than to Party A or its Designated Person(s);

2.4

Party B and Party C agree that Party A may transfer all its rights and obligations under this Agreement to any third parties by giving a written notice to Party B and Party C without further permission from Party B or its shareholders.

2.5

Without the prior written consent of Party A, Party B shall not vote for or support or sign any resolution at a shareholders’ meeting of Party C to authorize Party C to merge or associate with any persons or to acquire or invest in any persons;

2.6

They shall, in accordance with good financial and commercial standards and practices, maintain Party C’s existence, operate and handle Party C’s business and affairs in a prudent and effective manner and ensure that all business is carried on throughout the normal course of business to maintain the value of Party C’s assets, and shall not have any acts/omissions sufficient to affect Party C’s operating conditions and the value of its assets;

2.7

Without the prior written consent of Party A, they shall not have any acts and/or omissions which may have any material impact on Party C’s assets, operations and responsibilities; without the prior written consent of Party A, they shall not sell, assign, mortgage or otherwise dispose of its legal or beneficial interest in any of Party C’s assets, business or income or permit the creation of any other security interest thereon at any time from the date of signing of this Agreement;

2.8

Without the prior written consent of Party A, Party C shall not incur, inherit, secure or permit the existence of any debts other than (i) those arising in the normal or ordinary course of business rather than through borrowing; and (ii) those which have been disclosed to Party A and approved by Party A in writing;

2.9

Without the prior written consent of Party A, Party C shall not enter into any major contracts other than those entered into in the normal course of business (for the purposes of this paragraph, if a contract is valued at more than USD0.3 million (USD300,000.00), it shall be deemed to be a major contract);

2.10

Without the prior written consent of Party A, Party C shall not grant loans or credit to any persons other than other receivables or capital allocations arising in the normal course of business of Party C;

2.11	Without the prior written consent of Party A, Party B shall not appoint or remove any directors, supervisors or other managers of Party C which should be appointed or removed by Party B.

2.12	At Party A’s request, they shall provide Party A with any information about Party C’s operation and financial position;

2.13

If requested by Party A, Party C shall purchase and hold insurance from an insurance company acceptable to Party A. The amount and type of insurance to be maintained shall be the same as the amount and type of insurance usually effected by companies which carry on and own any business and property or assets similar to those of Party C in the same area;

2.14

Party A shall be notified immediately of any action, arbitration or administrative proceedings which will or may occur in relation to the ownership of Party B’s shares and Party C’s assets, business and income;

2.15

In order to maintain Party B’s ownership of the shares, they shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate claims or make all necessary and appropriate defences against all claims;

2.16

In order to maintain Party C’s ownership of all its assets, they shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate claims or make all necessary and appropriate defences against all claims;

2.17

Without the prior written consent of Party A, Party C shall not pay dividends in any form to its shareholders, provided that Party C shall immediately distribute its distributable profits to its shareholders in whole or in part upon Party A’s written request.

2.18	They shall cause their shareholders’ meeting to vote in favor of the transfer of the Purchased Shares as stipulated in this Agreement;

2.19	At Party A’s request, they shall appoint any persons nominated by Party A as directors and senior managers of Party C;

2.20	Party B shall exercise all its rights as a shareholder of Party C only with the written authorization of Party A and at the request of Party A;

2.21

They shall strictly comply with this Agreement and other contracts signed by Party B, Party C and Party A jointly or individually and earnestly perform their obligations under such contracts, and shall not have any acts/omissions sufficient to affect the validity and enforceability of such contracts;

2.22

Party B undertakes that it shall not make or authorize others (including but not limited to any directors of the company nominated by Party B) to make in any way any resolutions, instructions, agreements or orders, to procure party C to engage in any transactions (hereinafter referred to as “Prohibited Transactions”) that will or may materially affect the assets, rights, obligations or business of Party C (including its branches, subsidiaries and affiliates), and that it shall not enter into any agreements, contracts, memorandums or other forms of transaction documents (hereinafter referred to as “Prohibited Documents”) in respect of such Prohibited Transactions, nor shall it have any omissions to allow the conduct of any Prohibited Transactions or the signing of any Prohibited Documents;

2.23

Within the term of this Agreement, Party B shall use its best efforts to develop Party C’s business and guarantee the operation of Party C in conformity with the laws and regulations, and Party B shall not have any acts or omissions which may damage the assets and goodwill of Party C (including its subsidiaries) or affect the validity of Party C’s business license.

3	Representations and Warranties of Party B and Party C

Party B and Party C, on the date of signing of this Agreement and on each date of transfer, hereby represents and warrants to Party A as follows:

3.1

they shall have the power to execute and deliver this Agreement and any share transfer contract or asset transfer contract (each referred to as “Transfer Contract”) to which they are a party or which is entered into by them according to this Agreement in respect of each transfer of the purchased shares or assets and to perform their obligations under this Agreement and any Transfer Contract. Once signed, this Agreement and each Transfer Contract to which they are a party shall constitute their legal, valid and binding obligations and may be enforced against them in accordance with the provisions hereof and thereof;

3.2

Neither the execution and delivery of this Agreement or any Transfer Contract nor the performance of their obligations under this Agreement or any Transfer Contract shall (i) result in any violation of the relevant laws and regulations of the PRC; (ii) conflict with their articles of association or other constitutional documents; (iii) result in or constitute a breach of any contracts or instruments to which they are a party or which are binding upon them; (iv) result in any violation of any conditions for the grant and/or continued validity of any license or approval granted to them; or (v) cause any licence or approval granted to them to be suspended, revoked or attached with additional conditions;

3.3	Party C shall have good and marketable title to all its assets and has not created any security interest on such assets as mentioned above;

3.4	Party C has not had any outstanding debts other than (i) those arising in its normal course of business; and (ii) those which have been disclosed to Party A and approved by Party A in writing;

3.5	Party C shall comply with all laws and regulations of the PRC applicable to asset acquisition;

3.6	There are no ongoing or pending actions, arbitration or administrative proceedings which may occur in relation to Party B’s shares, Party C’s assets or the company;

3.7

Party B shall have good and marketable full title to the shares owned by it and has not created any security interest on such shares other than the security interests as stipulated in the Share Pledge Agreement.

4	Breach of Contract

4.1

If any breach by any party (“Breaching Party”) of any provisions of this Agreement will cause damage to the other parties (“Non-Breaching Party”), the Non-Breaching Party may give a written notice to the Breaching Party, requiring the Breaching Party to remedy and correct its breach immediately; if the Breaching Party fails to take measures satisfactory to the Non-Breaching Party to remedy and correct its breach within fifteen (15) days from the date on which the Non-Breaching Party gives the above written notice, the Non-Breaching Party may immediately take any other relief measures in such manners as stipulated in this Agreement or by legal means.

4.2	All of the following events shall constitute Party B’s breach of this Agreement:

4.2.1	Party B breaches any provisions of this Agreement, or any representations and warranties made by Party B in this Agreement are materially wrong, false and incorrect.

4.2.2	Without the prior written consent of Party A, Party B assigns or otherwise transfers or pledges any of its rights under this Agreement;

4.2.3	This Agreement and/or the Share Pledge Agreement become invalid or unenforceable.

4.3

In the event of Party B’s breach of this Agreement or the Share Pledge Agreement and/or the Business Operation Agreement, Party A may require Party B to immediately transfer all or any part of the Purchased Shares to Party A and/or Designated Person(s) at the Share Purchase Price.

4.4

Once Party A has realized its pledge in accordance with the provisions of Clause 11 of the Share Pledge Agreement and has obtained the relevant proceeds and payments from the realization of its pledge, Party B shall be deemed to have fully performed its obligations under this Agreement, and Party A shall not make any further payment request to Party B therefor.

4.5	Notwithstanding any other provisions of this Agreement, the validity of Clause 4 hereof shall not be affected by any termination of this Agreement.

5	Assignment

5.1

Party B shall not assign its rights and obligations under this Agreement to any third parties except with the prior written consent of Party A. In the event of Party B’s death and loss of its capacity for civil conduct, Party B agrees that it shall immediately assign its rights and obligations under this Agreement to any persons designated by Party A for succession.

5.2	This Agreement shall be binding upon Party B and its successors or heirs, and shall be valid for Party A and each of its successors, heirs or permitted assignees.

5.3

Party B hereby agrees that Party A shall have the right to assign all its rights and obligations under this Agreement to any other third parties where necessary. Party A shall only give a written notice to Party B at the time of such transfer and shall not be required to obtain Party B’s consent in respect of such transfer.

6	Entry into Force and Term

6.1	This Agreement shall be established and enter into force from the date of signing hereof.

6.2

The term of this Agreement shall be ten (10) years unless terminated in advance in accordance with the provisions of this Agreement or the relevant agreement otherwise concluded by the Parties. The term of this Agreement may be extended after the written confirmation by Party A prior to the expiration of the term of this Agreement, and the extended term hereof shall be determined by Party A.

6.3

In the event of the expiration of the operation period of or the termination of Party A or Party C (including any extensions thereof) for any other reasons within the term hereof set out in Clause 6.2 hereof, this Agreement shall be terminated upon the termination of such party unless Party A has assigned its rights and obligations under this Agreement.

7	Termination

7.1

If Party A is unable to exercise its rights in accordance with the provisions of Clause 1 hereof due to the current applicable law at any time within the term of and any extended term of this Agreement, Party A may decide at its own discretion to unconditionally cancel this Agreement by giving a written notice to Party B without any liability therefor.

7.2

If Party C is terminated due to bankruptcy, dissolution or being ordered to close by law within the term of and any extended term of this Agreement, Party B’s obligations under this Agreement shall be discharged at the time of termination.

7.3

Except in the circumstances referred to in Clause 7.2 hereof, in no case shall Party B and Party C require the termination of this Agreement at any time within the term of and any extended term of this Agreement.

8	Taxes and Fees

Each party hereto shall bear any and all of the taxes and fees incurred by or levied on such Party due to the preparation and signing of this Agreement and each Transfer Contract and the completion of the transactions contemplated hereunder and thereunder under the laws of the PRC.

9	Confidentiality Obligations

9.1

The Parties acknowledge and determine that any oral or written information exchanged with one another in relation to this Agreement shall be confidential. The Parties shall keep all such information confidential and shall not disclose any relevant information to any third parties without the written consent of the other parties unless:

(a)	such information has been known to or will be known to the public (without the disclosure thereof by the party receiving such information to the public without authorization);

(b)	such information is required to be disclosed by the applicable law or the rules of the stock exchange or the regulations; or

(c)

any Party needs to disclose such information to its legal or financial adviser who is also required to comply with confidentiality obligations similar to those set forth in this clause in respect of the transactions referred to in this Agreement. Any disclosure of such information by any personnel or employed agency of any Party shall be deemed to be a disclosure by such Party, and such Party shall be liable for its breach of this Agreement in accordance with this Agreement. This clause shall remain in force whether this Agreement is determined to have been invalid, altered, canceled, terminated or inoperable for any reason.

9.2

Upon termination of this Agreement, one party shall, at the request of the other party, return, destroy or otherwise dispose of all documents, materials or software containing any confidential information and cease the use of such confidential information.

9.3	Notwithstanding any other provisions of this Agreement, the validity of this Clause 9 shall not be affected by any termination of this Agreement.

10	Notices

Any notices or other communications given by any Party under this Agreement shall be in writing and shall be delivered by personal delivery, letter or fax to the address of the other parties as set forth below or such other designated address as may be notified by the other parties to such party from time to time. The date on which any notices are deemed to have been actually delivered shall be determined as follows: (a) if delivered by personal delivery, they shall be deemed to have been actually delivered on the date of personal delivery; (b) if sent by letter, they shall be deemed to have been actually delivered on the seventh (7th) day after the date of posting (as indicated by the postmark) of the registered airmail with postage prepaid or on the fourth (4th) day after the delivery to an internationally recognized courier service agency; (c) if sent by fax, they shall be deemed to have been actually delivered at the time of receipt as shown in the acknowledgement of transmission of the relevant document; and (d) if sent by email, they shall be deemed to have been actually delivered when an email enters the electronic data interchange system of the email address provided by the party to be served.

Party	A: Shenzhen FangDD Information Technology Co, Ltd.

Contact: Jiancheng Li

Correspondence Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

Party	B: Yi Duan

Address: ***************************, Suzhou, Jiangsu Province

Postal Code: 215125

E-mail: duanyi@fangdd.com

Party	C: Shenzhen FangDD Network Technology Co, Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

11	Governing Law and Dispute Resolution

11.1	The conclusion, validity, performance, modification, interpretation and termination and dispute resolution of this Agreement shall be governed by the laws of the PRC.

11.2	Any disputes arising out of the performance of this Agreement or in relation to this Agreement shall be resolved by the Parties through friendly consultation.

11.3

If an agreement on the resolution of any disputes is not reached within 60 days after a request for the resolution of such disputes through consultation is made by one Party, any Party may submit such disputes to Hong Kong International Arbitration Centre for resolution through arbitration. The arbitration shall be conducted in accordance with the arbitration rules of Hong Kong International Arbitration Centre then in force, and the place of arbitration shall be Hong Kong. All proceedings for arbitration shall be conducted in Chinese. The arbitral award shall be final and binding on any Party hereto, and the Parties agree that they shall be bound by and comply with the arbitral award. When any disputes arising are being arbitrated, the Parties shall exercise and perform their other rights and obligations under this Agreement other than the matters in dispute.

12	Miscellaneous Provisions

12.1	Any headings in this Agreement are for the convenience of reading only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

12.2

The Parties acknowledge that once this Agreement enters into force, this Agreement shall constitute an entire agreement and understanding among the Parties hereto in respect of the contents of this Agreement, and shall completely supersede all prior oral and/or written agreements and understandings among the Parties in relation to the contents of this Agreement.

12.3	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assignees.

12.4

No rights, powers and remedies conferred on each party by any provisions of this Agreement shall preclude any other rights, powers or remedies enjoyed by such party in accordance with the law and other provisions of this Agreement, and no exercise by one party of its rights, powers and remedies shall preclude any exercise by such party of its other rights, powers and remedies.

12.5

No failure by any party hereto in the exercise or prompt exercise of any rights, powers and remedies enjoyed by such party in accordance with this Agreement or the law shall be deemed to be a waiver of such rights or affect any future exercise by such party of such rights in other ways and any exercise by such party of its other rights.

12.6

If any provisions of this Agreement are held to be null and void, invalid or unenforceable by any court with jurisdiction or arbitration agency, the validity and enforceability of any other provisions of this Agreement shall not be affected or impaired thereby, provided that the Parties hereto shall cease to perform such invalid and unenforceable provisions and shall, to the extent closest to their original intent, amend them only to the extent that they are valid and enforceable in respect of such particular facts and circumstances.

12.7

The Parties hereto agree and acknowledge that “the (prior) written consent of Party A” referred to herein shall mean that the matters shall be approved by the Board of Directors of Party A and be notified to Party B and Party C in accordance with the provisions of Clause 10 hereof.

12.8

Any matters not covered herein shall be determined through further consultation among the Parties hereto. The Parties shall amend and supplement this Agreement by a written agreement. Any amendment and supplementary agreements duly signed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

12.9	This Agreement is executed in three (3) copies, one (1) of which shall be held by each party respectively, and each of which shall be equally authentic.

12.10	Any annexes hereto shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

(The remainder of this page is intentionally left blank)

(This page is intentionally left blank as the signature page of the Purchase Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Yi Duan and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen FangDD Information Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Information Technology Co, Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

(This page is intentionally left blank as the signature page of the Purchase Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Yi Duan and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Wei Zhang

Signature:
/s/Wei Zhang

(This page is intentionally left blank as the signature page of the Exclusive Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Yi Duan and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen FangDD Network Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Network Technology Co, Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

Annex 1

Purchase Notice

To: Yi Duan

Purchase to the Purchase Option Agreement entered by you and Shenzhen FangDD Network Technology Co, Ltd. (the “Company”) dated March 21, 2014, we hereby inform you and require you to transfer _____% equity interest of the Company held by you to _______________________ at a consideration of ____________. Upon your receipt of this notice, you are required to sign the Equity Interest Transfer Agreement on the Purchase Option Agreement and transfer the above assets to __________________.

Sincerely,

Salute!

Shenzhen FangDD Information Technology Co, Ltd.

(signature)

Date:

Purchase Notice (Asset)

To: Shenzhen FangDD Network Technology Co, Ltd. (the “Company”)

Pursuant to the Purchase Option Agreement entered by and between you and the Company on March 21, 2014, we hereby notify you and require you to transfer the asset_______________ owned by you to ___________________ at a consideration of ______________ (in accordance with the name, type, quantify and model of the asset). Upon your receipt of this notice, you are required to sign the Asset Transfer Agreement on the Purchase Option Agreement and transfer the above assets to __________________.

Sincerely,

Salute!

Shenzhen FangDD Information Technology Co, Ltd.

(signature)

Date:

Annex 2

Abandonment of the Right of First Refusal

Shenzhen FangDD Network Technology Co, Ltd. (“FangDD”) is a limited liability company established on October 10, 2011. As a legally registered shareholder, I, currently hold 31.95% of the equity interest of FangDD. I agree and undertake to waive, in a permanent and irrevocable manner, my right to purchase all or part of the remaining equity interest of FangDD (the date of this statement and the future changes from time to time) and will not impede the transfer of such shares in any way.

Declarant: Yi Duan

Signature:

Date

Purchase Option Agreement

Among

Shenzhen FangDD Information Technology Co, Ltd.,

(Purchase Option Holder)

Jiancheng Li

(Purchase Option Obligor)

And

Shenzhen FangDD Network Technology Co, Ltd.,

March 2014

1	Purchase Option	87
2	Undertakings of Party B and Party C	89
3	Representations and Warranties of Party B and Party C	92
4	Breach of Contract	92
5	Assignment	93
6	Entry into Force and Term	94
7	Termination	94
8	Taxes and Fees	94
9	Confidentiality Obligations	94
10	Notices	95
11	Governing Law and Dispute Resolution	96
12	Miscellaneous Provisions	96

Option Agreement

This Option Agreement (“Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of March 21, 2014 by and among:

Party A:

Shenzhen FangDD Information Technology Co, Ltd., having its registered office at Room 1805E, West Tower, Haian Building, Haide 3rd Road, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

Party B:	Jiancheng Li, having its domicile at *****************, Shenzhen, Guangdong Province and holding its ID card No. ******************;

Party C:

Shenzhen FangDD Network Technology Co, Ltd., having its registered office at Room 9E, Commercial Residential Building, Yihai Square, Chuangye Road North, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties”.

Whereas:

1.	Party A is a foreign-funded enterprise established in accordance with the laws of the PRC;

2.	Party C is a limited liability company established in accordance with the laws of the PRC;

3.	Party B is a Chinese citizen and holds 19.75% of the shares of Party C (“shares”) as a registered shareholder of Party C;

4.	Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on March 21, 2014;

5.	Party A, Party C and its shareholders signed the Business Operation Agreement (“Business Operation Agreement”) on March 21, 2014.

NOW, THEREFORE, after friendly consultation, the Parties hereby agree as follows:

1	Option

1.1	Grant of option

Party B hereby irrevocably grants Party A an exclusive option without any additional conditions. According to the purchase option, Party A shall have the right, in accordance with the exercise steps determined by Party A at its own discretion as permitted by Chinese law, to purchase at any time from Party B or designate one or more persons (“Designated Person(s)”) to purchase all or part of Party C’s shares held by Party B or a proprietary right to all or part of the assets owned by Party C (“Purchase Option”) at the price referred to in Sub-clause 1.3 hereof. Any third parties other than Party A and/or Designated Person(s) shall not have the Purchase Option. The term “person” stipulated in this Agreement shall include individuals, corporations, joint ventures, partnerships, firms, trusts or unincorporated organizations.

1.2	Exercise steps

Party A and/or Designated Person(s) may exercise the Purchase Option by giving Party B a written notice (the “Purchase Notice”) in the form set out in Annex I hereto, specifying the shares to be purchased from Party B (“Purchased Shares”) or the total amount of assets to be purchased from Party C and the purchase method.

Within seven (7) working days after receipt of the Purchase Notice by Party B, Party B shall enter into a share transfer contract with Party A and/or Designated Person(s) according to the requirements of the Purchase Notice, or Party C shall enter into an asset transfer contract with Party A and/or Designated Person(s) according to the requirements of the Purchase Notice, as the case may be, to determine the transfer of the purchased shares or assets to Party A and/or Designated Person(s) as soon as possible.

1.3	Purchase price

1.3.1

When Party A exercises the Purchase Option, unless the applicable laws and regulations of the PRC at that time require an assessment of the purchased shares or assets or impose other restrictive provisions on the price of the shares or assets, the purchase price of the Purchased Shares (“Share Purchase Price”) or the purchase price of the purchased assets (“Asset Purchase Price”) shall be subject to the nominal or symbolic price; if the laws and regulations of the PRC applicable to the exercise of the Purchase Option by Party A do not permit the transfer at the nominal or symbolic price, the Share Purchase Price shall be equal to the original investment price (“Original Investment Price”) paid by Party B for the Purchased Shares, and the Asset Purchase Price shall be equal to the book value of the assets.

1.3.2

If the laws and regulations of the PRC applicable to the exercise of the Purchase Option by Party A require an assessment of the purchased shares or assets or impose other restrictive provisions on the price of the shares or assets, Party A and Party B agree that the purchase price shall be the minimum price permitted by the applicable law. If the minimum price permitted by the applicable law is higher than the Original Investment Price of the Purchased Shares and the book value of the purchased assets, Party B shall reimburse Party A the full excess amount after deduction of all taxes paid by Party B in accordance with the applicable laws and regulations of the PRC.

1.4	Transfer of purchased shares or assets

Whenever Party A exercises the Purchase Option after giving a Purchase Notice under this Agreement,

1.4.1

Party B shall instruct Party C to promptly hold a shareholders’ meeting at which the adoption of a resolution shall be facilitated to approve the transfer of shares by Party B to Party A and/or Designated Person(s) and the transfer of assets by Party C to Party A and/or Designated Person(s);

1.4.2	Party B shall sign a waiver of the right of preemption as set out in Annex II hereto to express its consent to waive the right of preemption to any other shares of Party C;

1.4.3

Party B shall enter into a share transfer contract with Party A and/or Designated Person(s) in respect of each transfer in accordance with this Agreement and the Purchase Notice on the Purchased Shares;

1.4.4

Party C shall enter into an asset transfer contract with Party A and/or Designated Person(s) in respect of each transfer in accordance with this Agreement and the Purchase Notice on the purchased assets;

1.4.5

The Parties hereto shall sign all other necessary contracts, agreements or documents, obtain all necessary government approvals and consents and take all necessary actions to give the effective ownership of the Purchased Shares to Party A and/or Designated Person(s) and to make Party A and/or Designated Person(s) the registered owner of the Purchased Shares in the administrative department for industry and commerce (if applicable) without any security interest, and such shares or assets shall not be attached with any third-party interest. In this sub-clause and this Agreement, the term “security interest” shall include guarantees, mortgages, pledges, third-party rights or interests, any share options, acquisition rights, pre-emptive rights, rights of set-off, retention of title or other security arrangements but exclude any security interests arising under the Share Pledge Agreement.

1.4.6

Party B and Party C shall unconditionally assist Party A in obtaining all government approvals, permissions, registrations and filings required to transfer the purchased shares and assets and completing all necessary procedures.

1.5	Payment

The payment of the purchase price shall be determined through consultation between Party A and/or Designated Person(s) and Party B in accordance with the law applicable to the exercise of the Purchase Option, and shall be expressly agreed upon in the share transfer contract or the asset transfer contract signed at the time of each exercise of the Purchase Option.

2	Undertakings of Party B and Party C

2.1

Without the prior written consent of Party A, they shall not supplement, modify or amend Party C’s constitutional documents in any form, increase or decrease their registered capital or otherwise change their registered capital structure;

2.2

Without the prior written consent of Party A, they shall not sell, assign, mortgage or otherwise dispose of their legal or beneficial interest in any equity or permit the creation of any other security interest thereon at any time from the date of signing of this Agreement other than any pledges created on Party C’s shares according to the Share Pledge Agreement;

2.3

Without the prior written consent of Party A, Party B shall not vote for or support or sign any resolution at a shareholders’ meeting of Party C to approve the sale, transfer, mortgage or otherwise disposal of its legal or beneficial interest in any equity or to permit the creation of any other security interest thereon other than to Party A or its Designated Person(s);

2.4

Party B and Party C agree that Party A may transfer all its rights and obligations under this Agreement to any third parties by giving a written notice to Party B and Party C without further permission from Party B or its shareholders.

2.5

Without the prior written consent of Party A, Party B shall not vote for or support or sign any resolution at a shareholders’ meeting of Party C to authorize Party C to merge or associate with any persons or to acquire or invest in any persons;

2.6

They shall, in accordance with good financial and commercial standards and practices, maintain Party C’s existence, operate and handle Party C’s business and affairs in a prudent and effective manner and ensure that all business is carried on throughout the normal course of business to maintain the value of Party C’s assets, and shall not have any acts/omissions sufficient to affect Party C’s operating conditions and the value of its assets;

2.7

Without the prior written consent of Party A, they shall not have any acts and/or omissions which may have any material impact on Party C’s assets, operations and responsibilities; without the prior written consent of Party A, they shall not sell, assign, mortgage or otherwise dispose of its legal or beneficial interest in any of Party C’s assets, business or income or permit the creation of any other security interest thereon at any time from the date of signing of this Agreement;

2.8

Without the prior written consent of Party A, Party C shall not incur, inherit, secure or permit the existence of any debts other than (i) those arising in the normal or ordinary course of business rather than through borrowing; and (ii) those which have been disclosed to Party A and approved by Party A in writing;

2.9

Without the prior written consent of Party A, Party C shall not enter into any major contracts other than those entered into in the normal course of business (for the purposes of this paragraph, if a contract is valued at more than USD0.3 million (USD300,000.00), it shall be deemed to be a major contract);

2.10

Without the prior written consent of Party A, Party C shall not grant loans or credit to any persons other than other receivables or capital allocations arising in the normal course of business of Party C;

2.11	Without the prior written consent of Party A, Party B shall not appoint or remove any directors, supervisors or other managers of Party C which should be appointed or removed by Party B.

2.12	At Party A’s request, they shall provide Party A with any information about Party C’s operation and financial position;

2.13

If requested by Party A, Party C shall purchase and hold insurance from an insurance company acceptable to Party A. The amount and type of insurance to be maintained shall be the same as the amount and type of insurance usually effected by companies which carry on and own any business and property or assets similar to those of Party C in the same area;

2.14

Party A shall be notified immediately of any action, arbitration or administrative proceedings which will or may occur in relation to the ownership of Party B’s shares and Party C’s assets, business and income;

2.15

In order to maintain Party B’s ownership of the shares, they shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate claims or make all necessary and appropriate defences against all claims;

2.16

In order to maintain Party C’s ownership of all its assets, they shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate claims or make all necessary and appropriate defences against all claims;

2.17

Without the prior written consent of Party A, Party C shall not pay dividends in any form to its shareholders, provided that Party C shall immediately distribute its distributable profits to its shareholders in whole or in part upon Party A’s written request.

2.18	They shall cause their shareholders’ meeting to vote in favor of the transfer of the Purchased Shares as stipulated in this Agreement;

2.19	At Party A’s request, they shall appoint any persons nominated by Party A as directors and senior managers of Party C;

2.20	Party B shall exercise all its rights as a shareholder of Party C only with the written authorization of Party A and at the request of Party A;

2.21

They shall strictly comply with this Agreement and other contracts signed by Party B, Party C and Party A jointly or individually and earnestly perform their obligations under such contracts, and shall not have any acts/omissions sufficient to affect the validity and enforceability of such contracts;

2.22

Party B undertakes that it shall not make or authorize others (including but not limited to any directors of the company nominated by Party B) to make in any way any resolutions, instructions, agreements or orders, to procure party C to engage in any transactions (hereinafter referred to as “Prohibited Transactions”) that will or may materially affect the assets, rights, obligations or business of Party C (including its branches, subsidiaries and affiliates), and that it shall not enter into any agreements, contracts, memorandums or other forms of transaction documents (hereinafter referred to as “Prohibited Documents”) in respect of such Prohibited Transactions, nor shall it have any omissions to allow the conduct of any Prohibited Transactions or the signing of any Prohibited Documents;

2.23

Within the term of this Agreement, Party B shall use its best efforts to develop Party C’s business and guarantee the operation of Party C in conformity with the laws and regulations, and Party B shall not have any acts or omissions which may damage the assets and goodwill of Party C (including its subsidiaries) or affect the validity of Party C’s business license.

3	Representations and Warranties of Party B and Party C

Party B and Party C, on the date of signing of this Agreement and on each date of transfer, hereby represents and warrants to Party A as follows:

3.1

they shall have the power to execute and deliver this Agreement and any share transfer contract or asset transfer contract (each referred to as “Transfer Contract”) to which they are a party or which is entered into by them according to this Agreement in respect of each transfer of the purchased shares or assets and to perform their obligations under this Agreement and any Transfer Contract. Once signed, this Agreement and each Transfer Contract to which they are a party shall constitute their legal, valid and binding obligations and may be enforced against them in accordance with the provisions hereof and thereof;

3.2

Neither the execution and delivery of this Agreement or any Transfer Contract nor the performance of their obligations under this Agreement or any Transfer Contract shall (i) result in any violation of the relevant laws and regulations of the PRC; (ii) conflict with their articles of association or other constitutional documents; (iii) result in or constitute a breach of any contracts or instruments to which they are a party or which are binding upon them; (iv) result in any violation of any conditions for the grant and/or continued validity of any license or approval granted to them; or (v) cause any licence or approval granted to them to be suspended, revoked or attached with additional conditions;

3.3	Party C shall have good and marketable title to all its assets and has not created any security interest on such assets as mentioned above;

3.4	Party C has not had any outstanding debts other than (i) those arising in its normal course of business; and (ii) those which have been disclosed to Party A and approved by Party A in writing;

3.5	Party C shall comply with all laws and regulations of the PRC applicable to asset acquisition;

3.6	There are no ongoing or pending actions, arbitration or administrative proceedings which may occur in relation to Party B’s shares, Party C’s assets or the company;

3.7

Party B shall have good and marketable full title to the shares owned by it and has not created any security interest on such shares other than the security interests as stipulated in the Share Pledge Agreement.

4	Breach of Contract

4.1

If any breach by any party (“Breaching Party”) of any provisions of this Agreement will cause damage to the other parties (“Non-Breaching Party”), the Non-Breaching Party may give a written notice to the Breaching Party, requiring the Breaching Party to remedy and correct its breach immediately; if the Breaching Party fails to take measures satisfactory to the Non-Breaching Party to remedy and correct its breach within fifteen (15) days from the date on which the Non-Breaching Party gives the above written notice, the Non-Breaching Party may immediately take any other relief measures in such manners as stipulated in this Agreement or by legal means.

4.2	All of the following events shall constitute Party B’s breach of this Agreement:

4.2.1	Party B breaches any provisions of this Agreement, or any representations and warranties made by Party B in this Agreement are materially wrong, false and incorrect.

4.2.2	Without the prior written consent of Party A, Party B assigns or otherwise transfers or pledges any of its rights under this Agreement;

4.2.3	This Agreement and/or the Share Pledge Agreement become invalid or unenforceable.

4.3

In the event of Party B’s breach of this Agreement or the Share Pledge Agreement and/or the Business Operation Agreement, Party A may require Party B to immediately transfer all or any part of the Purchased Shares to Party A and/or Designated Person(s) at the Share Purchase Price.

4.4

Once Party A has realized its pledge in accordance with the provisions of Clause 11 of the Share Pledge Agreement and has obtained the relevant proceeds and payments from the realization of its pledge, Party B shall be deemed to have fully performed its obligations under this Agreement, and Party A shall not make any further payment request to Party B therefor.

4.5	Notwithstanding any other provisions of this Agreement, the validity of Clause 4 hereof shall not be affected by any termination of this Agreement.

5	Assignment

5.1

Party B shall not assign its rights and obligations under this Agreement to any third parties except with the prior written consent of Party A. In the event of Party B’s death and loss of its capacity for civil conduct, Party B agrees that it shall immediately assign its rights and obligations under this Agreement to any persons designated by Party A for succession.

5.2	This Agreement shall be binding upon Party B and its successors or heirs, and shall be valid for Party A and each of its successors, heirs or permitted assignees.

5.3

Party B hereby agrees that Party A shall have the right to assign all its rights and obligations under this Agreement to any other third parties where necessary. Party A shall only give a written notice to Party B at the time of such transfer and shall not be required to obtain Party B’s consent in respect of such transfer.

6	Entry into Force and Term

6.1	This Agreement shall be established and enter into force from the date of signing hereof.

6.2

The term of this Agreement shall be ten (10) years unless terminated in advance in accordance with the provisions of this Agreement or the relevant agreement otherwise concluded by the Parties. The term of this Agreement may be extended after the written confirmation by Party A prior to the expiration of the term of this Agreement, and the extended term hereof shall be determined by Party A.

6.3

In the event of the expiration of the operation period of or the termination of Party A or Party C (including any extensions thereof) for any other reasons within the term hereof set out in Clause 6.2 hereof, this Agreement shall be terminated upon the termination of such party unless Party A has assigned its rights and obligations under this Agreement.

7	Termination

7.1

If Party A is unable to exercise its rights in accordance with the provisions of Clause 1 hereof due to the current applicable law at any time within the term of and any extended term of this Agreement, Party A may decide at its own discretion to unconditionally cancel this Agreement by giving a written notice to Party B without any liability therefor.

7.2

If Party C is terminated due to bankruptcy, dissolution or being ordered to close by law within the term of and any extended term of this Agreement, Party B’s obligations under this Agreement shall be discharged at the time of termination.

7.3

Except in the circumstances referred to in Clause 7.2 hereof, in no case shall Party B and Party C require the termination of this Agreement at any time within the term of and any extended term of this Agreement.

8	Taxes and Fees

Each party hereto shall bear any and all of the taxes and fees incurred by or levied on such Party due to the preparation and signing of this Agreement and each Transfer Contract and the completion of the transactions contemplated hereunder and thereunder under the laws of the PRC.

9	Confidentiality Obligations

9.1

The Parties acknowledge and determine that any oral or written information exchanged with one another in relation to this Agreement shall be confidential. The Parties shall keep all such information confidential and shall not disclose any relevant information to any third parties without the written consent of the other parties unless:

(a)	such information has been known to or will be known to the public (without the disclosure thereof by the party receiving such information to the public without authorization);

(b)	such information is required to be disclosed by the applicable law or the rules of the stock exchange or the regulations; or

(c)

any Party needs to disclose such information to its legal or financial adviser who is also required to comply with confidentiality obligations similar to those set forth in this clause in respect of the transactions referred to in this Agreement. Any disclosure of such information by any personnel or employed agency of any Party shall be deemed to be a disclosure by such Party, and such Party shall be liable for its breach of this Agreement in accordance with this Agreement. This clause shall remain in force whether this Agreement is determined to have been invalid, altered, canceled, terminated or inoperable for any reason.

9.2

Upon termination of this Agreement, one party shall, at the request of the other party, return, destroy or otherwise dispose of all documents, materials or software containing any confidential information and cease the use of such confidential information.

9.3	Notwithstanding any other provisions of this Agreement, the validity of this Clause 9 shall not be affected by any termination of this Agreement.

10	Notices

Any notices or other communications given by any Party under this Agreement shall be in writing and shall be delivered by personal delivery, letter or fax to the address of the other parties as set forth below or such other designated address as may be notified by the other parties to such party from time to time. The date on which any notices are deemed to have been actually delivered shall be determined as follows: (a) if delivered by personal delivery, they shall be deemed to have been actually delivered on the date of personal delivery; (b) if sent by letter, they shall be deemed to have been actually delivered on the seventh (7th) day after the date of posting (as indicated by the postmark) of the registered airmail with postage prepaid or on the fourth (4th) day after the delivery to an internationally recognized courier service agency; (c) if sent by fax, they shall be deemed to have been actually delivered at the time of receipt as shown in the acknowledgement of transmission of the relevant document; and (d) if sent by email, they shall be deemed to have been actually delivered when an email enters the electronic data interchange system of the email address provided by the party to be served.

Party	A: Shenzhen FangDD Information Technology Co, Ltd.

Contact: Jiancheng Li

Correspondence Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

Party	B: Jiancheng Li

Address: ***************************, Shenzhen, Guangdong Province

Postal Code: 518000

E-mail: jcl@fangdd.com

Party	C: Shenzhen FangDD Network Technology Co, Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

11	Governing Law and Dispute Resolution

11.1	The conclusion, validity, performance, modification, interpretation and termination and dispute resolution of this Agreement shall be governed by the laws of the PRC.

11.2	Any disputes arising out of the performance of this Agreement or in relation to this Agreement shall be resolved by the Parties through friendly consultation.

11.3

If an agreement on the resolution of any disputes is not reached within 60 days after a request for the resolution of such disputes through consultation is made by one Party, any Party may submit such disputes to Hong Kong International Arbitration Centre for resolution through arbitration. The arbitration shall be conducted in accordance with the arbitration rules of Hong Kong International Arbitration Centre then in force, and the place of arbitration shall be Hong Kong. All proceedings for arbitration shall be conducted in Chinese. The arbitral award shall be final and binding on any Party hereto, and the Parties agree that they shall be bound by and comply with the arbitral award. When any disputes arising are being arbitrated, the Parties shall exercise and perform their other rights and obligations under this Agreement other than the matters in dispute.

12	Miscellaneous Provisions

12.1	Any headings in this Agreement are for the convenience of reading only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

12.2

The Parties acknowledge that once this Agreement enters into force, this Agreement shall constitute an entire agreement and understanding among the Parties hereto in respect of the contents of this Agreement, and shall completely supersede all prior oral and/or written agreements and understandings among the Parties in relation to the contents of this Agreement.

12.3	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assignees.

12.4

No rights, powers and remedies conferred on each party by any provisions of this Agreement shall preclude any other rights, powers or remedies enjoyed by such party in accordance with the law and other provisions of this Agreement, and no exercise by one party of its rights, powers and remedies shall preclude any exercise by such party of its other rights, powers and remedies.

12.5

No failure by any party hereto in the exercise or prompt exercise of any rights, powers and remedies enjoyed by such party in accordance with this Agreement or the law shall be deemed to be a waiver of such rights or affect any future exercise by such party of such rights in other ways and any exercise by such party of its other rights.

12.6

If any provisions of this Agreement are held to be null and void, invalid or unenforceable by any court with jurisdiction or arbitration agency, the validity and enforceability of any other provisions of this Agreement shall not be affected or impaired thereby, provided that the Parties hereto shall cease to perform such invalid and unenforceable provisions and shall, to the extent closest to their original intent, amend them only to the extent that they are valid and enforceable in respect of such particular facts and circumstances.

12.7

The Parties hereto agree and acknowledge that “the (prior) written consent of Party A” referred to herein shall mean that the matters shall be approved by the Board of Directors of Party A and be notified to Party B and Party C in accordance with the provisions of Clause 10 hereof.

12.8

Any matters not covered herein shall be determined through further consultation among the Parties hereto. The Parties shall amend and supplement this Agreement by a written agreement. Any amendment and supplementary agreements duly signed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

12.9	This Agreement is executed in three (3) copies, one (1) of which shall be held by each party respectively, and each of which shall be equally authentic.

12.10	Any annexes hereto shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

(The remainder of this page is intentionally left blank)

(This page is intentionally left blank as the signature page of the Purchase Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Jiancheng Li and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen FangDD Information Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Information Technology Co, Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

(This page is intentionally left blank as the signature page of the Purchase Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Jiancheng Li and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Jiancheng Li

Signature:
/s/Jiancheng LI

(This page is intentionally left blank as the signature page of the Exclusive Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Jiancheng Li and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen FangDD Network Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Network Technology Co, Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

Annex 1

Purchase Notice

To: Jiancheng Li

Purchase to the Purchase Option Agreement entered by you and Shenzhen FangDD Network Technology Co, Ltd. (the “Company”) dated March 21, 2014, we hereby inform you and require you to transfer             % equity interest of the Company held by you to                                                       at a consideration of                         . Upon your receipt of this notice, you are required to sign the Equity Interest Transfer Agreement on the Purchase Option Agreement and transfer the above assets to                                     .

Sincerely,

Salute!

Shenzhen FangDD Information Technology Co, Ltd.

(signature)

Date:

Purchase Notice (Asset)

To: Shenzhen FangDD Network Technology Co, Ltd. (the “Company”)

Pursuant to the Purchase Option Agreement entered by and between you and the Company on March 21, 2014, we hereby notify you and require you to transfer the asset                                 owned by you to                                          at a consideration of                                  (in accordance with the name, type, quantify and model of the asset). Upon your receipt of this notice, you are required to sign the Asset Transfer Agreement on the Purchase Option Agreement and transfer the above assets to                                     .

Sincerely,

Salute!

Shenzhen FangDD Information Technology Co, Ltd.

(signature)

Date:

Annex 2

Abandonment of the Right of First Refusal

Shenzhen FangDD Network Technology Co, Ltd. (“FangDD”) is a limited liability company established on October 10, 2011. As a legally registered shareholder, I, currently hold 19.75% of the equity interest of FangDD. I agree and undertake to waive, in a permanent and irrevocable manner, my right to purchase all or part of the remaining equity interest of FangDD (the date of this statement and the future changes from time to time) and will not impede the transfer of such shares in any way.

Declarant: Jiancheng Li

Signature:

Date

Purchase Option Agreement

Among

Shenzhen FangDD Information Technology Co, Ltd.,

(Purchase Option Holder)

Jiaorong Pan

(Purchase Option Obligor)

And

Shenzhen FangDD Network Technology Co, Ltd.,

March 2014

1	Purchase Option	106
2	Undertakings of Party B and Party C	108
3	Representations and Warranties of Party B and Party C	111
4	Breach of Contract	111
5	Assignment	112
6	Entry into Force and Term	113
7	Termination	113
8	Taxes and Fees	113
9	Confidentiality Obligations	113
10	Notices	114
11	Governing Law and Dispute Resolution	115
12	Miscellaneous Provisions	115

Option Agreement

This Option Agreement (“Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of March 21, 2014 by and among:

Party A:	Shenzhen FangDD Information Technology Co, Ltd., having its registered office at Room 1805E, West Tower, Haian Building, Haide 3rd Road, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

Party B:	Jiaorong Pan, having its domicile at *****************, Suzhou, Jiangsu Province and holding its ID card No. ******************;

Party C:	Shenzhen FangDD Network Technology Co, Ltd., having its registered office at Room 9E, Commercial Residential Building, Yihai Square, Chuangye Road North, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties”.

Whereas:

1.	Party A is a foreign-funded enterprise established in accordance with the laws of the PRC;

2.	Party C is a limited liability company established in accordance with the laws of the PRC;

3.	Party B is a Chinese citizen and holds 2.66% of the shares of Party C (“shares”) as a registered shareholder of Party C;

4.	Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on March 21, 2014;

5.	Party A, Party C and its shareholders signed the Business Operation Agreement (“Business Operation Agreement”) on March 21, 2014.

NOW, THEREFORE, after friendly consultation, the Parties hereby agree as follows:

1	Option

1.1	Grant of option

Party B hereby irrevocably grants Party A an exclusive option without any additional conditions. According to the purchase option, Party A shall have the right, in accordance with the exercise steps determined by Party A at its own discretion as permitted by Chinese law, to purchase at any time from Party B or designate one or more persons (“Designated Person(s)”) to purchase all or part of Party C’s shares held by Party B or a proprietary right to all or part of the assets owned by Party C (“Purchase Option”) at the price referred to in Sub-clause 1.3 hereof. Any third parties other than Party A and/or Designated Person(s) shall not have the Purchase Option. The term “person” stipulated in this Agreement shall include individuals, corporations, joint ventures, partnerships, firms, trusts or unincorporated organizations.

1.2	Exercise steps

Party A and/or Designated Person(s) may exercise the Purchase Option by giving Party B a written notice (the “Purchase Notice”) in the form set out in Annex I hereto, specifying the shares to be purchased from Party B (“Purchased Shares”) or the total amount of assets to be purchased from Party C and the purchase method.

Within seven (7) working days after receipt of the Purchase Notice by Party B, Party B shall enter into a share transfer contract with Party A and/or Designated Person(s) according to the requirements of the Purchase Notice, or Party C shall enter into an asset transfer contract with Party A and/or Designated Person(s) according to the requirements of the Purchase Notice, as the case may be, to determine the transfer of the purchased shares or assets to Party A and/or Designated Person(s) as soon as possible.

1.3	Purchase price

1.3.1

When Party A exercises the Purchase Option, unless the applicable laws and regulations of the PRC at that time require an assessment of the purchased shares or assets or impose other restrictive provisions on the price of the shares or assets, the purchase price of the Purchased Shares (“Share Purchase Price”) or the purchase price of the purchased assets (“Asset Purchase Price”) shall be subject to the nominal or symbolic price; if the laws and regulations of the PRC applicable to the exercise of the Purchase Option by Party A do not permit the transfer at the nominal or symbolic price, the Share Purchase Price shall be equal to the original investment price (“Original Investment Price”) paid by Party B for the Purchased Shares, and the Asset Purchase Price shall be equal to the book value of the assets.

1.3.2

If the laws and regulations of the PRC applicable to the exercise of the Purchase Option by Party A require an assessment of the purchased shares or assets or impose other restrictive provisions on the price of the shares or assets, Party A and Party B agree that the purchase price shall be the minimum price permitted by the applicable law. If the minimum price permitted by the applicable law is higher than the Original Investment Price of the Purchased Shares and the book value of the purchased assets, Party B shall reimburse Party A the full excess amount after deduction of all taxes paid by Party B in accordance with the applicable laws and regulations of the PRC.

1.4	Transfer of purchased shares or assets

Whenever Party A exercises the Purchase Option after giving a Purchase Notice under this Agreement,

1.4.1

Party B shall instruct Party C to promptly hold a shareholders’ meeting at which the adoption of a resolution shall be facilitated to approve the transfer of shares by Party B to Party A and/or Designated Person(s) and the transfer of assets by Party C to Party A and/or Designated Person(s);

1.4.2	Party B shall sign a waiver of the right of preemption as set out in Annex II hereto to express its consent to waive the right of preemption to any other shares of Party C;

1.4.3

Party B shall enter into a share transfer contract with Party A and/or Designated Person(s) in respect of each transfer in accordance with this Agreement and the Purchase Notice on the Purchased Shares;

1.4.4

Party C shall enter into an asset transfer contract with Party A and/or Designated Person(s) in respect of each transfer in accordance with this Agreement and the Purchase Notice on the purchased assets;

1.4.5

The Parties hereto shall sign all other necessary contracts, agreements or documents, obtain all necessary government approvals and consents and take all necessary actions to give the effective ownership of the Purchased Shares to Party A and/or Designated Person(s) and to make Party A and/or Designated Person(s) the registered owner of the Purchased Shares in the administrative department for industry and commerce (if applicable) without any security interest, and such shares or assets shall not be attached with any third-party interest. In this sub-clause and this Agreement, the term “security interest” shall include guarantees, mortgages, pledges, third-party rights or interests, any share options, acquisition rights, pre-emptive rights, rights of set-off, retention of title or other security arrangements but exclude any security interests arising under the Share Pledge Agreement.

1.4.6

Party B and Party C shall unconditionally assist Party A in obtaining all government approvals, permissions, registrations and filings required to transfer the purchased shares and assets and completing all necessary procedures.

1.5	Payment

The payment of the purchase price shall be determined through consultation between Party A and/or Designated Person(s) and Party B in accordance with the law applicable to the exercise of the Purchase Option, and shall be expressly agreed upon in the share transfer contract or the asset transfer contract signed at the time of each exercise of the Purchase Option.

2	Undertakings of Party B and Party C

2.1

Without the prior written consent of Party A, they shall not supplement, modify or amend Party C’s constitutional documents in any form, increase or decrease their registered capital or otherwise change their registered capital structure;

2.2

Without the prior written consent of Party A, they shall not sell, assign, mortgage or otherwise dispose of their legal or beneficial interest in any equity or permit the creation of any other security interest thereon at any time from the date of signing of this Agreement other than any pledges created on Party C’s shares according to the Share Pledge Agreement;

2.3

Without the prior written consent of Party A, Party B shall not vote for or support or sign any resolution at a shareholders’ meeting of Party C to approve the sale, transfer, mortgage or otherwise disposal of its legal or beneficial interest in any equity or to permit the creation of any other security interest thereon other than to Party A or its Designated Person(s);

2.4

Party B and Party C agree that Party A may transfer all its rights and obligations under this Agreement to any third parties by giving a written notice to Party B and Party C without further permission from Party B or its shareholders.

2.5

Without the prior written consent of Party A, Party B shall not vote for or support or sign any resolution at a shareholders’ meeting of Party C to authorize Party C to merge or associate with any persons or to acquire or invest in any persons;

2.6

They shall, in accordance with good financial and commercial standards and practices, maintain Party C’s existence, operate and handle Party C’s business and affairs in a prudent and effective manner and ensure that all business is carried on throughout the normal course of business to maintain the value of Party C’s assets, and shall not have any acts/omissions sufficient to affect Party C’s operating conditions and the value of its assets;

2.7

Without the prior written consent of Party A, they shall not have any acts and/or omissions which may have any material impact on Party C’s assets, operations and responsibilities; without the prior written consent of Party A, they shall not sell, assign, mortgage or otherwise dispose of its legal or beneficial interest in any of Party C’s assets, business or income or permit the creation of any other security interest thereon at any time from the date of signing of this Agreement;

2.8

Without the prior written consent of Party A, Party C shall not incur, inherit, secure or permit the existence of any debts other than (i) those arising in the normal or ordinary course of business rather than through borrowing; and (ii) those which have been disclosed to Party A and approved by Party A in writing;

2.9

Without the prior written consent of Party A, Party C shall not enter into any major contracts other than those entered into in the normal course of business (for the purposes of this paragraph, if a contract is valued at more than USD0.3 million (USD300,000.00), it shall be deemed to be a major contract);

2.10

Without the prior written consent of Party A, Party C shall not grant loans or credit to any persons other than other receivables or capital allocations arising in the normal course of business of Party C;

2.11	Without the prior written consent of Party A, Party B shall not appoint or remove any directors, supervisors or other managers of Party C which should be appointed or removed by Party B.

2.12	At Party A’s request, they shall provide Party A with any information about Party C’s operation and financial position;

2.13

If requested by Party A, Party C shall purchase and hold insurance from an insurance company acceptable to Party A. The amount and type of insurance to be maintained shall be the same as the amount and type of insurance usually effected by companies which carry on and own any business and property or assets similar to those of Party C in the same area;

2.14

Party A shall be notified immediately of any action, arbitration or administrative proceedings which will or may occur in relation to the ownership of Party B’s shares and Party C’s assets, business and income;

2.15

In order to maintain Party B’s ownership of the shares, they shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate claims or make all necessary and appropriate defences against all claims;

2.16

In order to maintain Party C’s ownership of all its assets, they shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate claims or make all necessary and appropriate defences against all claims;

2.17

Without the prior written consent of Party A, Party C shall not pay dividends in any form to its shareholders, provided that Party C shall immediately distribute its distributable profits to its shareholders in whole or in part upon Party A’s written request.

2.18	They shall cause their shareholders’ meeting to vote in favor of the transfer of the Purchased Shares as stipulated in this Agreement;

2.19	At Party A’s request, they shall appoint any persons nominated by Party A as directors and senior managers of Party C;

2.20	Party B shall exercise all its rights as a shareholder of Party C only with the written authorization of Party A and at the request of Party A;

2.21

They shall strictly comply with this Agreement and other contracts signed by Party B, Party C and Party A jointly or individually and earnestly perform their obligations under such contracts, and shall not have any acts/omissions sufficient to affect the validity and enforceability of such contracts;

2.22

Party B undertakes that it shall not make or authorize others (including but not limited to any directors of the company nominated by Party B) to make in any way any resolutions, instructions, agreements or orders, to procure party C to engage in any transactions (hereinafter referred to as “Prohibited Transactions”) that will or may materially affect the assets, rights, obligations or business of Party C (including its branches, subsidiaries and affiliates), and that it shall not enter into any agreements, contracts, memorandums or other forms of transaction documents (hereinafter referred to as “Prohibited Documents”) in respect of such Prohibited Transactions, nor shall it have any omissions to allow the conduct of any Prohibited Transactions or the signing of any Prohibited Documents;

2.23

Within the term of this Agreement, Party B shall use its best efforts to develop Party C’s business and guarantee the operation of Party C in conformity with the laws and regulations, and Party B shall not have any acts or omissions which may damage the assets and goodwill of Party C (including its subsidiaries) or affect the validity of Party C’s business license.

3	Representations and Warranties of Party B and Party C

Party B and Party C, on the date of signing of this Agreement and on each date of transfer, hereby represents and warrants to Party A as follows:

3.1

they shall have the power to execute and deliver this Agreement and any share transfer contract or asset transfer contract (each referred to as “Transfer Contract”) to which they are a party or which is entered into by them according to this Agreement in respect of each transfer of the purchased shares or assets and to perform their obligations under this Agreement and any Transfer Contract. Once signed, this Agreement and each Transfer Contract to which they are a party shall constitute their legal, valid and binding obligations and may be enforced against them in accordance with the provisions hereof and thereof;

3.2

Neither the execution and delivery of this Agreement or any Transfer Contract nor the performance of their obligations under this Agreement or any Transfer Contract shall (i) result in any violation of the relevant laws and regulations of the PRC; (ii) conflict with their articles of association or other constitutional documents; (iii) result in or constitute a breach of any contracts or instruments to which they are a party or which are binding upon them; (iv) result in any violation of any conditions for the grant and/or continued validity of any license or approval granted to them; or (v) cause any licence or approval granted to them to be suspended, revoked or attached with additional conditions;

3.3	Party C shall have good and marketable title to all its assets and has not created any security interest on such assets as mentioned above;

3.4	Party C has not had any outstanding debts other than (i) those arising in its normal course of business; and (ii) those which have been disclosed to Party A and approved by Party A in writing;

3.5	Party C shall comply with all laws and regulations of the PRC applicable to asset acquisition;

3.6	There are no ongoing or pending actions, arbitration or administrative proceedings which may occur in relation to Party B’s shares, Party C’s assets or the company;

3.7

Party B shall have good and marketable full title to the shares owned by it and has not created any security interest on such shares other than the security interests as stipulated in the Share Pledge Agreement.

4	Breach of Contract

4.1

If any breach by any party (“Breaching Party”) of any provisions of this Agreement will cause damage to the other parties (“Non-Breaching Party”), the Non-Breaching Party may give a written notice to the Breaching Party, requiring the Breaching Party to remedy and correct its breach immediately; if the Breaching Party fails to take measures satisfactory to the Non-Breaching Party to remedy and correct its breach within fifteen (15) days from the date on which the Non-Breaching Party gives the above written notice, the Non-Breaching Party may immediately take any other relief measures in such manners as stipulated in this Agreement or by legal means.

4.2	All of the following events shall constitute Party B’s breach of this Agreement:

4.2.1	Party B breaches any provisions of this Agreement, or any representations and warranties made by Party B in this Agreement are materially wrong, false and incorrect.

4.2.2	Without the prior written consent of Party A, Party B assigns or otherwise transfers or pledges any of its rights under this Agreement;

4.2.3	This Agreement and/or the Share Pledge Agreement become invalid or unenforceable.

4.3

In the event of Party B’s breach of this Agreement or the Share Pledge Agreement and/or the Business Operation Agreement, Party A may require Party B to immediately transfer all or any part of the Purchased Shares to Party A and/or Designated Person(s) at the Share Purchase Price.

4.4

Once Party A has realized its pledge in accordance with the provisions of Clause 11 of the Share Pledge Agreement and has obtained the relevant proceeds and payments from the realization of its pledge, Party B shall be deemed to have fully performed its obligations under this Agreement, and Party A shall not make any further payment request to Party B therefor.

4.5	Notwithstanding any other provisions of this Agreement, the validity of Clause 4 hereof shall not be affected by any termination of this Agreement.

5	Assignment

5.1

Party B shall not assign its rights and obligations under this Agreement to any third parties except with the prior written consent of Party A. In the event of Party B’s death and loss of its capacity for civil conduct, Party B agrees that it shall immediately assign its rights and obligations under this Agreement to any persons designated by Party A for succession.

5.2	This Agreement shall be binding upon Party B and its successors or heirs, and shall be valid for Party A and each of its successors, heirs or permitted assignees.

5.3

Party B hereby agrees that Party A shall have the right to assign all its rights and obligations under this Agreement to any other third parties where necessary. Party A shall only give a written notice to Party B at the time of such transfer and shall not be required to obtain Party B’s consent in respect of such transfer.

6	Entry into Force and Term

6.1	This Agreement shall be established and enter into force from the date of signing hereof.

6.2

The term of this Agreement shall be ten (10) years unless terminated in advance in accordance with the provisions of this Agreement or the relevant agreement otherwise concluded by the Parties. The term of this Agreement may be extended after the written confirmation by Party A prior to the expiration of the term of this Agreement, and the extended term hereof shall be determined by Party A.

6.3

In the event of the expiration of the operation period of or the termination of Party A or Party C (including any extensions thereof) for any other reasons within the term hereof set out in Clause 6.2 hereof, this Agreement shall be terminated upon the termination of such party unless Party A has assigned its rights and obligations under this Agreement.

7	Termination

7.1

If Party A is unable to exercise its rights in accordance with the provisions of Clause 1 hereof due to the current applicable law at any time within the term of and any extended term of this Agreement, Party A may decide at its own discretion to unconditionally cancel this Agreement by giving a written notice to Party B without any liability therefor.

7.2

If Party C is terminated due to bankruptcy, dissolution or being ordered to close by law within the term of and any extended term of this Agreement, Party B’s obligations under this Agreement shall be discharged at the time of termination.

7.3

Except in the circumstances referred to in Clause 7.2 hereof, in no case shall Party B and Party C require the termination of this Agreement at any time within the term of and any extended term of this Agreement.

8	Taxes and Fees

Each party hereto shall bear any and all of the taxes and fees incurred by or levied on such Party due to the preparation and signing of this Agreement and each Transfer Contract and the completion of the transactions contemplated hereunder and thereunder under the laws of the PRC.

9	Confidentiality Obligations

9.1

The Parties acknowledge and determine that any oral or written information exchanged with one another in relation to this Agreement shall be confidential. The Parties shall keep all such information confidential and shall not disclose any relevant information to any third parties without the written consent of the other parties unless:

(a)	such information has been known to or will be known to the public (without the disclosure thereof by the party receiving such information to the public without authorization);

(b)	such information is required to be disclosed by the applicable law or the rules of the stock exchange or the regulations; or

(c)

any Party needs to disclose such information to its legal or financial adviser who is also required to comply with confidentiality obligations similar to those set forth in this clause in respect of the transactions referred to in this Agreement. Any disclosure of such information by any personnel or employed agency of any Party shall be deemed to be a disclosure by such Party, and such Party shall be liable for its breach of this Agreement in accordance with this Agreement. This clause shall remain in force whether this Agreement is determined to have been invalid, altered, canceled, terminated or inoperable for any reason.

9.2

Upon termination of this Agreement, one party shall, at the request of the other party, return, destroy or otherwise dispose of all documents, materials or software containing any confidential information and cease the use of such confidential information.

9.3	Notwithstanding any other provisions of this Agreement, the validity of this Clause 9 shall not be affected by any termination of this Agreement.

10	Notices

Any notices or other communications given by any Party under this Agreement shall be in writing and shall be delivered by personal delivery, letter or fax to the address of the other parties as set forth below or such other designated address as may be notified by the other parties to such party from time to time. The date on which any notices are deemed to have been actually delivered shall be determined as follows: (a) if delivered by personal delivery, they shall be deemed to have been actually delivered on the date of personal delivery; (b) if sent by letter, they shall be deemed to have been actually delivered on the seventh (7th) day after the date of posting (as indicated by the postmark) of the registered airmail with postage prepaid or on the fourth (4th) day after the delivery to an internationally recognized courier service agency; (c) if sent by fax, they shall be deemed to have been actually delivered at the time of receipt as shown in the acknowledgement of transmission of the relevant document; and (d) if sent by email, they shall be deemed to have been actually delivered when an email enters the electronic data interchange system of the email address provided by the party to be served.

Party	A: Shenzhen FangDD Information Technology Co, Ltd.

Contact: Jiancheng Li

Correspondence Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

Party	B: Jiaorong Pan

Address: ***************************, Suzhou, Jiangsu Province

Postal Code: 215125

E-mail: panjiaorong@fangdd.com

Party C: Shenzhen FangDD Network Technology Co, Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

11	Governing Law and Dispute Resolution

11.1	The conclusion, validity, performance, modification, interpretation and termination and dispute resolution of this Agreement shall be governed by the laws of the PRC.

11.2	Any disputes arising out of the performance of this Agreement or in relation to this Agreement shall be resolved by the Parties through friendly consultation.

11.3

If an agreement on the resolution of any disputes is not reached within 60 days after a request for the resolution of such disputes through consultation is made by one Party, any Party may submit such disputes to Hong Kong International Arbitration Centre for resolution through arbitration. The arbitration shall be conducted in accordance with the arbitration rules of Hong Kong International Arbitration Centre then in force, and the place of arbitration shall be Hong Kong. All proceedings for arbitration shall be conducted in Chinese. The arbitral award shall be final and binding on any Party hereto, and the Parties agree that they shall be bound by and comply with the arbitral award. When any disputes arising are being arbitrated, the Parties shall exercise and perform their other rights and obligations under this Agreement other than the matters in dispute.

12	Miscellaneous Provisions

12.1	Any headings in this Agreement are for the convenience of reading only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

12.2

The Parties acknowledge that once this Agreement enters into force, this Agreement shall constitute an entire agreement and understanding among the Parties hereto in respect of the contents of this Agreement, and shall completely supersede all prior oral and/or written agreements and understandings among the Parties in relation to the contents of this Agreement.

12.3	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assignees.

12.4

No rights, powers and remedies conferred on each party by any provisions of this Agreement shall preclude any other rights, powers or remedies enjoyed by such party in accordance with the law and other provisions of this Agreement, and no exercise by one party of its rights, powers and remedies shall preclude any exercise by such party of its other rights, powers and remedies.

12.5

No failure by any party hereto in the exercise or prompt exercise of any rights, powers and remedies enjoyed by such party in accordance with this Agreement or the law shall be deemed to be a waiver of such rights or affect any future exercise by such party of such rights in other ways and any exercise by such party of its other rights.

12.6

If any provisions of this Agreement are held to be null and void, invalid or unenforceable by any court with jurisdiction or arbitration agency, the validity and enforceability of any other provisions of this Agreement shall not be affected or impaired thereby, provided that the Parties hereto shall cease to perform such invalid and unenforceable provisions and shall, to the extent closest to their original intent, amend them only to the extent that they are valid and enforceable in respect of such particular facts and circumstances.

12.7

The Parties hereto agree and acknowledge that “the (prior) written consent of Party A” referred to herein shall mean that the matters shall be approved by the Board of Directors of Party A and be notified to Party B and Party C in accordance with the provisions of Clause 10 hereof.

12.8

Any matters not covered herein shall be determined through further consultation among the Parties hereto. The Parties shall amend and supplement this Agreement by a written agreement. Any amendment and supplementary agreements duly signed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

12.9	This Agreement is executed in three (3) copies, one (1) of which shall be held by each party respectively, and each of which shall be equally authentic.

12.10	Any annexes hereto shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

(The remainder of this page is intentionally left blank)

(This page is intentionally left blank as the signature page of the Purchase Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Jiaorong Pan and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen FangDD Information Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Information Technology Co, Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

(This page is intentionally left blank as the signature page of the Purchase Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Jiaorong Pan and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Jiaorong Pan

Signature:
/s/Jiaorong Pan

(This page is intentionally left blank as the signature page of the Exclusive Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Jiaorong Pan and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen FangDD Network Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Network Technology Co, Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

Annex 1

Purchase Notice

To: Jiaotong Pan

Purchase to the Purchase Option Agreement entered by you and Shenzhen FangDD Network Technology Co, Ltd. (the “Company”) dated March 21, 2014, we hereby inform you and require you to transfer _____% equity interest of the Company held by you to _______________________ at a consideration of ____________. Upon your receipt of this notice, you are required to sign the Equity Interest Transfer Agreement on the Purchase Option Agreement and transfer the above assets to __________________.

Sincerely,	Salute!

Shenzhen FangDD Information Technology Co, Ltd.

(signature)

Date:

Purchase Notice (Asset)

To: Shenzhen FangDD Network Technology Co, Ltd. (the “Company”)

Pursuant to the Purchase Option Agreement entered by and between you and the Company on March 21, 2014, we hereby notify you and require you to transfer the asset_______________ owned by you to ___________________ at a consideration of ______________ (in accordance with the name, type, quantify and model of the asset). Upon your receipt of this notice, you are required to sign the Asset Transfer Agreement on the Purchase Option Agreement and transfer the above assets to __________________.

Sincerely,	Salute!

Shenzhen FangDD Information Technology Co, Ltd.

(signature)

Date:

Annex 2

Abandonment of the Right of First Refusal

Shenzhen FangDD Network Technology Co, Ltd. (“FangDD”) is a limited liability company established on October 10, 2011. As a legally registered shareholder, I, currently hold 2.66% of the equity interest of FangDD. I agree and undertake to waive, in a permanent and irrevocable manner, my right to purchase all or part of the remaining equity interest of FangDD (the date of this statement and the future changes from time to time) and will not impede the transfer of such shares in any way.

Declarant: Jiaorong Pan

Signature:

Date

Purchase Option Agreement

Among

Shenzhen FangDD Information Technology Co, Ltd.,

(Purchase Option Holder)

Ying Lu

(Purchase Option Obligor)

And

Shenzhen FangDD Network Technology Co, Ltd.,

March 2014

1	Purchase Option	125
2	Undertakings of Party B and Party C	127
3	Representations and Warranties of Party B and Party C	130
4	Breach of Contract	130
5	Assignment	131
6	Entry into Force and Term	132
7	Termination	132
8	Taxes and Fees	132
9	Confidentiality Obligations	132
10	Notices	133
11	Governing Law and Dispute Resolution	134
12	Miscellaneous Provisions	134

Option Agreement

This Option Agreement (“Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of March 21, 2014 by and among:

Party A:

Shenzhen FangDD Information Technology Co, Ltd., having its registered office at Room 1805E, West Tower, Haian Building, Haide 3rd Road, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

Party B:	Ying Lu, having its domicile at *****************, Shenzhen, Guangdong Province and holding its ID card No. ******************;

Party C:

Shenzhen FangDD Network Technology Co, Ltd., having its registered office at Room 9E, Commercial Residential Building, Yihai Square, Chuangye Road North, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties”.

Whereas:

1.	Party A is a foreign-funded enterprise established in accordance with the laws of the PRC;

2.	Party C is a limited liability company established in accordance with the laws of the PRC;

3.	Party B is a Chinese citizen and holds 0.9% of the shares of Party C (“shares”) as a registered shareholder of Party C;

4.	Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on March 21, 2014;

5.	Party A, Party C and its shareholders signed the Business Operation Agreement (“Business Operation Agreement”) on March 21, 2014.

NOW, THEREFORE, after friendly consultation, the Parties hereby agree as follows:

1	Option

1.1	Grant of option

Party B hereby irrevocably grants Party A an exclusive option without any additional conditions. According to the purchase option, Party A shall have the right, in accordance with the exercise steps determined by Party A at its own discretion as permitted by Chinese law, to purchase at any time from Party B or designate one or more persons (“Designated Person(s)”) to purchase all or part of Party C’s shares held by Party B or a proprietary right to all or part of the assets owned by Party C (“Purchase Option”) at the price referred to in Sub-clause 1.3 hereof. Any third parties other than Party A and/or Designated Person(s) shall not have the Purchase Option. The term “person” stipulated in this Agreement shall include individuals, corporations, joint ventures, partnerships, firms, trusts or unincorporated organizations.

1.2	Exercise steps

Party A and/or Designated Person(s) may exercise the Purchase Option by giving Party B a written notice (the “Purchase Notice”) in the form set out in Annex I hereto, specifying the shares to be purchased from Party B (“Purchased Shares”) or the total amount of assets to be purchased from Party C and the purchase method.

Within seven (7) working days after receipt of the Purchase Notice by Party B, Party B shall enter into a share transfer contract with Party A and/or Designated Person(s) according to the requirements of the Purchase Notice, or Party C shall enter into an asset transfer contract with Party A and/or Designated Person(s) according to the requirements of the Purchase Notice, as the case may be, to determine the transfer of the purchased shares or assets to Party A and/or Designated Person(s) as soon as possible.

1.3	Purchase price

1.3.1

When Party A exercises the Purchase Option, unless the applicable laws and regulations of the PRC at that time require an assessment of the purchased shares or assets or impose other restrictive provisions on the price of the shares or assets, the purchase price of the Purchased Shares (“Share Purchase Price”) or the purchase price of the purchased assets (“Asset Purchase Price”) shall be subject to the nominal or symbolic price; if the laws and regulations of the PRC applicable to the exercise of the Purchase Option by Party A do not permit the transfer at the nominal or symbolic price, the Share Purchase Price shall be equal to the original investment price (“Original Investment Price”) paid by Party B for the Purchased Shares, and the Asset Purchase Price shall be equal to the book value of the assets.

1.3.2

If the laws and regulations of the PRC applicable to the exercise of the Purchase Option by Party A require an assessment of the purchased shares or assets or impose other restrictive provisions on the price of the shares or assets, Party A and Party B agree that the purchase price shall be the minimum price permitted by the applicable law. If the minimum price permitted by the applicable law is higher than the Original Investment Price of the Purchased Shares and the book value of the purchased assets, Party B shall reimburse Party A the full excess amount after deduction of all taxes paid by Party B in accordance with the applicable laws and regulations of the PRC.

1.4	Transfer of purchased shares or assets

Whenever Party A exercises the Purchase Option after giving a Purchase Notice under this Agreement,

1.4.1

Party B shall instruct Party C to promptly hold a shareholders’ meeting at which the adoption of a resolution shall be facilitated to approve the transfer of shares by Party B to Party A and/or Designated Person(s) and the transfer of assets by Party C to Party A and/or Designated Person(s);

1.4.2	Party B shall sign a waiver of the right of preemption as set out in Annex II hereto to express its consent to waive the right of preemption to any other shares of Party C;

1.4.3

Party B shall enter into a share transfer contract with Party A and/or Designated Person(s) in respect of each transfer in accordance with this Agreement and the Purchase Notice on the Purchased Shares;

1.4.4

Party C shall enter into an asset transfer contract with Party A and/or Designated Person(s) in respect of each transfer in accordance with this Agreement and the Purchase Notice on the purchased assets;

1.4.5

The Parties hereto shall sign all other necessary contracts, agreements or documents, obtain all necessary government approvals and consents and take all necessary actions to give the effective ownership of the Purchased Shares to Party A and/or Designated Person(s) and to make Party A and/or Designated Person(s) the registered owner of the Purchased Shares in the administrative department for industry and commerce (if applicable) without any security interest, and such shares or assets shall not be attached with any third-party interest. In this sub-clause and this Agreement, the term “security interest” shall include guarantees, mortgages, pledges, third-party rights or interests, any share options, acquisition rights, pre-emptive rights, rights of set-off, retention of title or other security arrangements but exclude any security interests arising under the Share Pledge Agreement.

1.4.6

Party B and Party C shall unconditionally assist Party A in obtaining all government approvals, permissions, registrations and filings required to transfer the purchased shares and assets and completing all necessary procedures.

1.5	Payment

The payment of the purchase price shall be determined through consultation between Party A and/or Designated Person(s) and Party B in accordance with the law applicable to the exercise of the Purchase Option, and shall be expressly agreed upon in the share transfer contract or the asset transfer contract signed at the time of each exercise of the Purchase Option.

2	Undertakings of Party B and Party C

2.1

Without the prior written consent of Party A, they shall not supplement, modify or amend Party C’s constitutional documents in any form, increase or decrease their registered capital or otherwise change their registered capital structure;

2.2

Without the prior written consent of Party A, they shall not sell, assign, mortgage or otherwise dispose of their legal or beneficial interest in any equity or permit the creation of any other security interest thereon at any time from the date of signing of this Agreement other than any pledges created on Party C’s shares according to the Share Pledge Agreement;

2.3

Without the prior written consent of Party A, Party B shall not vote for or support or sign any resolution at a shareholders’ meeting of Party C to approve the sale, transfer, mortgage or otherwise disposal of its legal or beneficial interest in any equity or to permit the creation of any other security interest thereon other than to Party A or its Designated Person(s);

2.4

Party B and Party C agree that Party A may transfer all its rights and obligations under this Agreement to any third parties by giving a written notice to Party B and Party C without further permission from Party B or its shareholders.

2.5

Without the prior written consent of Party A, Party B shall not vote for or support or sign any resolution at a shareholders’ meeting of Party C to authorize Party C to merge or associate with any persons or to acquire or invest in any persons;

2.6

They shall, in accordance with good financial and commercial standards and practices, maintain Party C’s existence, operate and handle Party C’s business and affairs in a prudent and effective manner and ensure that all business is carried on throughout the normal course of business to maintain the value of Party C’s assets, and shall not have any acts/omissions sufficient to affect Party C’s operating conditions and the value of its assets;

2.7

Without the prior written consent of Party A, they shall not have any acts and/or omissions which may have any material impact on Party C’s assets, operations and responsibilities; without the prior written consent of Party A, they shall not sell, assign, mortgage or otherwise dispose of its legal or beneficial interest in any of Party C’s assets, business or income or permit the creation of any other security interest thereon at any time from the date of signing of this Agreement;

2.8

Without the prior written consent of Party A, Party C shall not incur, inherit, secure or permit the existence of any debts other than (i) those arising in the normal or ordinary course of business rather than through borrowing; and (ii) those which have been disclosed to Party A and approved by Party A in writing;

2.9

Without the prior written consent of Party A, Party C shall not enter into any major contracts other than those entered into in the normal course of business (for the purposes of this paragraph, if a contract is valued at more than USD0.3 million (USD300,000.00), it shall be deemed to be a major contract);

2.10

Without the prior written consent of Party A, Party C shall not grant loans or credit to any persons other than other receivables or capital allocations arising in the normal course of business of Party C;

2.11	Without the prior written consent of Party A, Party B shall not appoint or remove any directors, supervisors or other managers of Party C which should be appointed or removed by Party B.

2.12	At Party A’s request, they shall provide Party A with any information about Party C’s operation and financial position;

2.13

If requested by Party A, Party C shall purchase and hold insurance from an insurance company acceptable to Party A. The amount and type of insurance to be maintained shall be the same as the amount and type of insurance usually effected by companies which carry on and own any business and property or assets similar to those of Party C in the same area;

2.14

Party A shall be notified immediately of any action, arbitration or administrative proceedings which will or may occur in relation to the ownership of Party B’s shares and Party C’s assets, business and income;

2.15

In order to maintain Party B’s ownership of the shares, they shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate claims or make all necessary and appropriate defences against all claims;

2.16

In order to maintain Party C’s ownership of all its assets, they shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate claims or make all necessary and appropriate defences against all claims;

2.17

Without the prior written consent of Party A, Party C shall not pay dividends in any form to its shareholders, provided that Party C shall immediately distribute its distributable profits to its shareholders in whole or in part upon Party A’s written request.

2.18	They shall cause their shareholders’ meeting to vote in favor of the transfer of the Purchased Shares as stipulated in this Agreement;

2.19	At Party A’s request, they shall appoint any persons nominated by Party A as directors and senior managers of Party C;

2.20	Party B shall exercise all its rights as a shareholder of Party C only with the written authorization of Party A and at the request of Party A;

2.21

They shall strictly comply with this Agreement and other contracts signed by Party B, Party C and Party A jointly or individually and earnestly perform their obligations under such contracts, and shall not have any acts/omissions sufficient to affect the validity and enforceability of such contracts;

2.22

Party B undertakes that it shall not make or authorize others (including but not limited to any directors of the company nominated by Party B) to make in any way any resolutions, instructions, agreements or orders, to procure party C to engage in any transactions (hereinafter referred to as “Prohibited Transactions”) that will or may materially affect the assets, rights, obligations or business of Party C (including its branches, subsidiaries and affiliates), and that it shall not enter into any agreements, contracts, memorandums or other forms of transaction documents (hereinafter referred to as “Prohibited Documents”) in respect of such Prohibited Transactions, nor shall it have any omissions to allow the conduct of any Prohibited Transactions or the signing of any Prohibited Documents;

2.23

Within the term of this Agreement, Party B shall use its best efforts to develop Party C’s business and guarantee the operation of Party C in conformity with the laws and regulations, and Party B shall not have any acts or omissions which may damage the assets and goodwill of Party C (including its subsidiaries) or affect the validity of Party C’s business license.

3	Representations and Warranties of Party B and Party C

Party B and Party C, on the date of signing of this Agreement and on each date of transfer, hereby represents and warrants to Party A as follows:

3.1

they shall have the power to execute and deliver this Agreement and any share transfer contract or asset transfer contract (each referred to as “Transfer Contract”) to which they are a party or which is entered into by them according to this Agreement in respect of each transfer of the purchased shares or assets and to perform their obligations under this Agreement and any Transfer Contract. Once signed, this Agreement and each Transfer Contract to which they are a party shall constitute their legal, valid and binding obligations and may be enforced against them in accordance with the provisions hereof and thereof;

3.2

Neither the execution and delivery of this Agreement or any Transfer Contract nor the performance of their obligations under this Agreement or any Transfer Contract shall (i) result in any violation of the relevant laws and regulations of the PRC; (ii) conflict with their articles of association or other constitutional documents; (iii) result in or constitute a breach of any contracts or instruments to which they are a party or which are binding upon them; (iv) result in any violation of any conditions for the grant and/or continued validity of any license or approval granted to them; or (v) cause any licence or approval granted to them to be suspended, revoked or attached with additional conditions;

3.3	Party C shall have good and marketable title to all its assets and has not created any security interest on such assets as mentioned above;

3.4	Party C has not had any outstanding debts other than (i) those arising in its normal course of business; and (ii) those which have been disclosed to Party A and approved by Party A in writing;

3.5	Party C shall comply with all laws and regulations of the PRC applicable to asset acquisition;

3.6	There are no ongoing or pending actions, arbitration or administrative proceedings which may occur in relation to Party B’s shares, Party C’s assets or the company;

3.7

Party B shall have good and marketable full title to the shares owned by it and has not created any security interest on such shares other than the security interests as stipulated in the Share Pledge Agreement.

4	Breach of Contract

4.1

If any breach by any party (“Breaching Party”) of any provisions of this Agreement will cause damage to the other parties (“Non-Breaching Party”), the Non-Breaching Party may give a written notice to the Breaching Party, requiring the Breaching Party to remedy and correct its breach immediately; if the Breaching Party fails to take measures satisfactory to the Non-Breaching Party to remedy and correct its breach within fifteen (15) days from the date on which the Non-Breaching Party gives the above written notice, the Non-Breaching Party may immediately take any other relief measures in such manners as stipulated in this Agreement or by legal means.

4.2	All of the following events shall constitute Party B’s breach of this Agreement:

4.2.1	Party B breaches any provisions of this Agreement, or any representations and warranties made by Party B in this Agreement are materially wrong, false and incorrect.

4.2.2	Without the prior written consent of Party A, Party B assigns or otherwise transfers or pledges any of its rights under this Agreement;

4.2.3	This Agreement and/or the Share Pledge Agreement become invalid or unenforceable.

4.3

In the event of Party B’s breach of this Agreement or the Share Pledge Agreement and/or the Business Operation Agreement, Party A may require Party B to immediately transfer all or any part of the Purchased Shares to Party A and/or Designated Person(s) at the Share Purchase Price.

4.4

Once Party A has realized its pledge in accordance with the provisions of Clause 11 of the Share Pledge Agreement and has obtained the relevant proceeds and payments from the realization of its pledge, Party B shall be deemed to have fully performed its obligations under this Agreement, and Party A shall not make any further payment request to Party B therefor.

4.5	Notwithstanding any other provisions of this Agreement, the validity of Clause 4 hereof shall not be affected by any termination of this Agreement.

5	Assignment

5.1

Party B shall not assign its rights and obligations under this Agreement to any third parties except with the prior written consent of Party A. In the event of Party B’s death and loss of its capacity for civil conduct, Party B agrees that it shall immediately assign its rights and obligations under this Agreement to any persons designated by Party A for succession.

5.2	This Agreement shall be binding upon Party B and its successors or heirs, and shall be valid for Party A and each of its successors, heirs or permitted assignees.

5.3

Party B hereby agrees that Party A shall have the right to assign all its rights and obligations under this Agreement to any other third parties where necessary. Party A shall only give a written notice to Party B at the time of such transfer and shall not be required to obtain Party B’s consent in respect of such transfer.

6	Entry into Force and Term

6.1	This Agreement shall be established and enter into force from the date of signing hereof.

6.2

The term of this Agreement shall be ten (10) years unless terminated in advance in accordance with the provisions of this Agreement or the relevant agreement otherwise concluded by the Parties. The term of this Agreement may be extended after the written confirmation by Party A prior to the expiration of the term of this Agreement, and the extended term hereof shall be determined by Party A.

6.3

In the event of the expiration of the operation period of or the termination of Party A or Party C (including any extensions thereof) for any other reasons within the term hereof set out in Clause 6.2 hereof, this Agreement shall be terminated upon the termination of such party unless Party A has assigned its rights and obligations under this Agreement.

7	Termination

7.1

If Party A is unable to exercise its rights in accordance with the provisions of Clause 1 hereof due to the current applicable law at any time within the term of and any extended term of this Agreement, Party A may decide at its own discretion to unconditionally cancel this Agreement by giving a written notice to Party B without any liability therefor.

7.2

If Party C is terminated due to bankruptcy, dissolution or being ordered to close by law within the term of and any extended term of this Agreement, Party B’s obligations under this Agreement shall be discharged at the time of termination.

7.3

Except in the circumstances referred to in Clause 7.2 hereof, in no case shall Party B and Party C require the termination of this Agreement at any time within the term of and any extended term of this Agreement.

8	Taxes and Fees

Each party hereto shall bear any and all of the taxes and fees incurred by or levied on such Party due to the preparation and signing of this Agreement and each Transfer Contract and the completion of the transactions contemplated hereunder and thereunder under the laws of the PRC.

9	Confidentiality Obligations

9.1

The Parties acknowledge and determine that any oral or written information exchanged with one another in relation to this Agreement shall be confidential. The Parties shall keep all such information confidential and shall not disclose any relevant information to any third parties without the written consent of the other parties unless:

(a)	such information has been known to or will be known to the public (without the disclosure thereof by the party receiving such information to the public without authorization);

(b)	such information is required to be disclosed by the applicable law or the rules of the stock exchange or the regulations; or

(c)

any Party needs to disclose such information to its legal or financial adviser who is also required to comply with confidentiality obligations similar to those set forth in this clause in respect of the transactions referred to in this Agreement. Any disclosure of such information by any personnel or employed agency of any Party shall be deemed to be a disclosure by such Party, and such Party shall be liable for its breach of this Agreement in accordance with this Agreement. This clause shall remain in force whether this Agreement is determined to have been invalid, altered, canceled, terminated or inoperable for any reason.

9.2

Upon termination of this Agreement, one party shall, at the request of the other party, return, destroy or otherwise dispose of all documents, materials or software containing any confidential information and cease the use of such confidential information.

9.3	Notwithstanding any other provisions of this Agreement, the validity of this Clause 9 shall not be affected by any termination of this Agreement.

10	Notices

Any notices or other communications given by any Party under this Agreement shall be in writing and shall be delivered by personal delivery, letter or fax to the address of the other parties as set forth below or such other designated address as may be notified by the other parties to such party from time to time. The date on which any notices are deemed to have been actually delivered shall be determined as follows: (a) if delivered by personal delivery, they shall be deemed to have been actually delivered on the date of personal delivery; (b) if sent by letter, they shall be deemed to have been actually delivered on the seventh (7th) day after the date of posting (as indicated by the postmark) of the registered airmail with postage prepaid or on the fourth (4th) day after the delivery to an internationally recognized courier service agency; (c) if sent by fax, they shall be deemed to have been actually delivered at the time of receipt as shown in the acknowledgement of transmission of the relevant document; and (d) if sent by email, they shall be deemed to have been actually delivered when an email enters the electronic data interchange system of the email address provided by the party to be served.

Party	A: Shenzhen FangDD Information Technology Co, Ltd.

Contact: Jiancheng Li

Correspondence Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

Party	B: Ying Lu

Address: ***************************, Shenzhen, Guangdong Province

Postal Code: 518053

E-mail: luying@fangdd.com

Party C:	Shenzhen FangDD Network Technology Co, Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

11	Governing Law and Dispute Resolution

11.1	The conclusion, validity, performance, modification, interpretation and termination and dispute resolution of this Agreement shall be governed by the laws of the PRC.

11.2	Any disputes arising out of the performance of this Agreement or in relation to this Agreement shall be resolved by the Parties through friendly consultation.

11.3

If an agreement on the resolution of any disputes is not reached within 60 days after a request for the resolution of such disputes through consultation is made by one Party, any Party may submit such disputes to Hong Kong International Arbitration Centre for resolution through arbitration. The arbitration shall be conducted in accordance with the arbitration rules of Hong Kong International Arbitration Centre then in force, and the place of arbitration shall be Hong Kong. All proceedings for arbitration shall be conducted in Chinese. The arbitral award shall be final and binding on any Party hereto, and the Parties agree that they shall be bound by and comply with the arbitral award. When any disputes arising are being arbitrated, the Parties shall exercise and perform their other rights and obligations under this Agreement other than the matters in dispute.

12	Miscellaneous Provisions

12.1	Any headings in this Agreement are for the convenience of reading only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

12.2

The Parties acknowledge that once this Agreement enters into force, this Agreement shall constitute an entire agreement and understanding among the Parties hereto in respect of the contents of this Agreement, and shall completely supersede all prior oral and/or written agreements and understandings among the Parties in relation to the contents of this Agreement.

12.3	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assignees.

12.4

No rights, powers and remedies conferred on each party by any provisions of this Agreement shall preclude any other rights, powers or remedies enjoyed by such party in accordance with the law and other provisions of this Agreement, and no exercise by one party of its rights, powers and remedies shall preclude any exercise by such party of its other rights, powers and remedies.

12.5

No failure by any party hereto in the exercise or prompt exercise of any rights, powers and remedies enjoyed by such party in accordance with this Agreement or the law shall be deemed to be a waiver of such rights or affect any future exercise by such party of such rights in other ways and any exercise by such party of its other rights.

12.6

If any provisions of this Agreement are held to be null and void, invalid or unenforceable by any court with jurisdiction or arbitration agency, the validity and enforceability of any other provisions of this Agreement shall not be affected or impaired thereby, provided that the Parties hereto shall cease to perform such invalid and unenforceable provisions and shall, to the extent closest to their original intent, amend them only to the extent that they are valid and enforceable in respect of such particular facts and circumstances.

12.7

The Parties hereto agree and acknowledge that “the (prior) written consent of Party A” referred to herein shall mean that the matters shall be approved by the Board of Directors of Party A and be notified to Party B and Party C in accordance with the provisions of Clause 10 hereof.

12.8

Any matters not covered herein shall be determined through further consultation among the Parties hereto. The Parties shall amend and supplement this Agreement by a written agreement. Any amendment and supplementary agreements duly signed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

12.9	This Agreement is executed in three (3) copies, one (1) of which shall be held by each party respectively, and each of which shall be equally authentic.

12.10	Any annexes hereto shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

(The remainder of this page is intentionally left blank)

(This page is intentionally left blank as the signature page of the Purchase Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Ying Lu and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen FangDD Information Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Information Technology Co, Ltd.

Signature of Legal Representative:

/s/Yi Duan
Yi Duan

(This page is intentionally left blank as the signature page of the Purchase Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Ying Lu and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Ying Lu

Signature:

/s/Ying Lu

(This page is intentionally left blank as the signature page of the Exclusive Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Ying Lu and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen FangDD Network Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Network Technology Co, Ltd.

Signature of Legal Representative:

/s/Yi Duan
Yi Duan

Annex 1

Purchase Notice

To: Ying LU

Purchase to the Purchase Option Agreement entered by you and Shenzhen FangDD Network Technology Co, Ltd. (the “Company”) dated March 21, 2014, we hereby inform you and require you to transfer _____% equity interest of the Company held by you to _______________________ at a consideration of ____________. Upon your receipt of this notice, you are required to sign the Equity Interest Transfer Agreement on the Purchase Option Agreement and transfer the above assets to __________________.

Sincerely,

Salute!

Shenzhen FangDD Information Technology Co, Ltd.

(signature)

Date:

Purchase Notice (Asset)

To: Shenzhen FangDD Network Technology Co, Ltd. (the “Company”)

Pursuant to the Purchase Option Agreement entered by and between you and the Company on March 21, 2014, we hereby notify you and require you to transfer the asset_______________ owned by you to ___________________ at a consideration of ______________ (in accordance with the name, type, quantify and model of the asset). Upon your receipt of this notice, you are required to sign the Asset Transfer Agreement on the Purchase Option Agreement and transfer the above assets to __________________.

Sincerely,

Salute!

Shenzhen FangDD Information Technology Co, Ltd.

(signature)

Date:

Annex 2

Abandonment of the Right of First Refusal

Shenzhen FangDD Network Technology Co, Ltd. (“FangDD”) is a limited liability company established on October 10, 2011. As a legally registered shareholder, I, currently hold 0.9% of the equity interest of FangDD. I agree and undertake to waive, in a permanent and irrevocable manner, my right to purchase all or part of the remaining equity interest of FangDD (the date of this statement and the future changes from time to time) and will not impede the transfer of such shares in any way.

Declarant: Ying LU

Signature:

Date

Purchase Option Agreement

Among

Shenzhen FangDD Information Technology Co, Ltd.,

(Purchase Option Holder)

Wentao Bai

(Purchase Option Obligor)

And

Shenzhen FangDD Network Technology Co, Ltd.,

March 2014

1	Purchase Option	144
2	Undertakings of Party B and Party C	146
3	Representations and Warranties of Party B and Party C	149
4	Breach of Contract	149
5	Assignment	150
6	Entry into Force and Term	151
7	Termination	151
8	Taxes and Fees	151
9	Confidentiality Obligations	151
10	Notices	152
11	Governing Law and Dispute Resolution	153
12	Miscellaneous Provisions	153

Option Agreement

This Option Agreement (“Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of March 21, 2014 by and among:

Party A:

Shenzhen FangDD Information Technology Co, Ltd., having its registered office at Room 1805E, West Tower, Haian Building, Haide 3rd Road, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

Party B:	Wentao Bai, having its domicile at *****************, Shenzhen, Guangdong Province and holding its ID card No. ******************;

Party C:

Shenzhen FangDD Network Technology Co, Ltd., having its registered office at Room 9E, Commercial Residential Building, Yihai Square, Chuangye Road North, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties”.

Whereas:

1.	Party A is a foreign-funded enterprise established in accordance with the laws of the PRC;

2.	Party C is a limited liability company established in accordance with the laws of the PRC;

3.	Party B is a Chinese citizen and holds 2% of the shares of Party C (“shares”) as a registered shareholder of Party C;

4.	Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on March 21, 2014;

5.	Party A, Party C and its shareholders signed the Business Operation Agreement (“Business Operation Agreement”) on March 21, 2014.

NOW, THEREFORE, after friendly consultation, the Parties hereby agree as follows:

1	Option

1.1	Grant of option

Party B hereby irrevocably grants Party A an exclusive option without any additional conditions. According to the purchase option, Party A shall have the right, in accordance with the exercise steps determined by Party A at its own discretion as permitted by Chinese law, to purchase at any time from Party B or designate one or more persons (“Designated Person(s)”) to purchase all or part of Party C’s shares held by Party B or a proprietary right to all or part of the assets owned by Party C (“Purchase Option”) at the price referred to in Sub-clause 1.3 hereof. Any third parties other than Party A and/or Designated Person(s) shall not have the Purchase Option. The term “person” stipulated in this Agreement shall include individuals, corporations, joint ventures, partnerships, firms, trusts or unincorporated organizations.

1.2	Exercise steps

Party A and/or Designated Person(s) may exercise the Purchase Option by giving Party B a written notice (the “Purchase

Notice”) in the form set out in Annex I hereto, specifying the shares to be purchased from Party B (“Purchased Shares”) or the total amount of assets to be purchased from Party C and the purchase method.

Within seven (7) working days after receipt of the Purchase Notice by Party B, Party B shall enter into a share transfer contract with Party A and/or Designated Person(s) according to the requirements of the Purchase Notice, or Party C shall enter into an asset transfer contract with Party A and/or Designated Person(s) according to the requirements of the Purchase Notice, as the case may be, to determine the transfer of the purchased shares or assets to Party A and/or Designated Person(s) as soon as possible.

1.3	Purchase price

1.3.1

When Party A exercises the Purchase Option, unless the applicable laws and regulations of the PRC at that time require an assessment of the purchased shares or assets or impose other restrictive provisions on the price of the shares or assets, the purchase price of the Purchased Shares (“Share Purchase Price”) or the purchase price of the purchased assets (“Asset Purchase Price”) shall be subject to the nominal or symbolic price; if the laws and regulations of the PRC applicable to the exercise of the Purchase Option by Party A do not permit the transfer at the nominal or symbolic price, the Share Purchase Price shall be equal to the original investment price (“Original Investment Price”) paid by Party B for the Purchased Shares, and the Asset Purchase Price shall be equal to the book value of the assets.

1.3.2

If the laws and regulations of the PRC applicable to the exercise of the Purchase Option by Party A require an assessment of the purchased shares or assets or impose other restrictive provisions on the price of the shares or assets, Party A and Party B agree that the purchase price shall be the minimum price permitted by the applicable law. If the minimum price permitted by the applicable law is higher than the Original Investment Price of the Purchased Shares and the book value of the purchased assets, Party B shall reimburse Party A the full excess amount after deduction of all taxes paid by Party B in accordance with the applicable laws and regulations of the PRC.

1.4	Transfer of purchased shares or assets

Whenever Party A exercises the Purchase Option after giving a Purchase Notice under this Agreement,

1.4.1

Party B shall instruct Party C to promptly hold a shareholders’ meeting at which the adoption of a resolution shall be facilitated to approve the transfer of shares by Party B to Party A and/or Designated Person(s) and the transfer of assets by Party C to Party A and/or Designated Person(s);

1.4.2	Party B shall sign a waiver of the right of preemption as set out in Annex II hereto to express its consent to waive the right of preemption to any other shares of Party C;

1.4.3

Party B shall enter into a share transfer contract with Party A and/or Designated Person(s) in respect of each transfer in accordance with this Agreement and the Purchase Notice on the Purchased Shares;

1.4.4

Party C shall enter into an asset transfer contract with Party A and/or Designated Person(s) in respect of each transfer in accordance with this Agreement and the Purchase Notice on the purchased assets;

1.4.5

The Parties hereto shall sign all other necessary contracts, agreements or documents, obtain all necessary government approvals and consents and take all necessary actions to give the effective ownership of the Purchased Shares to Party A and/or Designated Person(s) and to make Party A and/or Designated Person(s) the registered owner of the Purchased Shares in the administrative department for industry and commerce (if applicable) without any security interest, and such shares or assets shall not be attached with any third-party interest. In this sub-clause and this Agreement, the term “security interest” shall include guarantees, mortgages, pledges, third-party rights or interests, any share options, acquisition rights, pre-emptive rights, rights of set-off, retention of title or other security arrangements but exclude any security interests arising under the Share Pledge Agreement.

1.4.6

Party B and Party C shall unconditionally assist Party A in obtaining all government approvals, permissions, registrations and filings required to transfer the purchased shares and assets and completing all necessary procedures.

1.5	Payment

The payment of the purchase price shall be determined through consultation between Party A and/or Designated Person(s) and Party B in accordance with the law applicable to the exercise of the Purchase Option, and shall be expressly agreed upon in the share transfer contract or the asset transfer contract signed at the time of each exercise of the Purchase Option.

2	Undertakings of Party B and Party C

2.1

Without the prior written consent of Party A, they shall not supplement, modify or amend Party C’s constitutional documents in any form, increase or decrease their registered capital or otherwise change their registered capital structure;

2.2

Without the prior written consent of Party A, they shall not sell, assign, mortgage or otherwise dispose of their legal or beneficial interest in any equity or permit the creation of any other security interest thereon at any time from the date of signing of this Agreement other than any pledges created on Party C’s shares according to the Share Pledge Agreement;

2.3

Without the prior written consent of Party A, Party B shall not vote for or support or sign any resolution at a shareholders’ meeting of Party C to approve the sale, transfer, mortgage or otherwise disposal of its legal or beneficial interest in any equity or to permit the creation of any other security interest thereon other than to Party A or its Designated Person(s);

2.4

Party B and Party C agree that Party A may transfer all its rights and obligations under this Agreement to any third parties by giving a written notice to Party B and Party C without further permission from Party B or its shareholders.

2.5

Without the prior written consent of Party A, Party B shall not vote for or support or sign any resolution at a shareholders’ meeting of Party C to authorize Party C to merge or associate with any persons or to acquire or invest in any persons;

2.6

They shall, in accordance with good financial and commercial standards and practices, maintain Party C’s existence, operate and handle Party C’s business and affairs in a prudent and effective manner and ensure that all business is carried on throughout the normal course of business to maintain the value of Party C’s assets, and shall not have any acts/omissions sufficient to affect Party C’s operating conditions and the value of its assets;

2.7

Without the prior written consent of Party A, they shall not have any acts and/or omissions which may have any material impact on Party C’s assets, operations and responsibilities; without the prior written consent of Party A, they shall not sell, assign, mortgage or otherwise dispose of its legal or beneficial interest in any of Party C’s assets, business or income or permit the creation of any other security interest thereon at any time from the date of signing of this Agreement;

2.8

Without the prior written consent of Party A, Party C shall not incur, inherit, secure or permit the existence of any debts other than (i) those arising in the normal or ordinary course of business rather than through borrowing; and (ii) those which have been disclosed to Party A and approved by Party A in writing;

2.9

Without the prior written consent of Party A, Party C shall not enter into any major contracts other than those entered into in the normal course of business (for the purposes of this paragraph, if a contract is valued at more than USD0.3 million (USD300,000.00), it shall be deemed to be a major contract);

2.10

Without the prior written consent of Party A, Party C shall not grant loans or credit to any persons other than other receivables or capital allocations arising in the normal course of business of Party C;

2.11	Without the prior written consent of Party A, Party B shall not appoint or remove any directors, supervisors or other managers of Party C which should be appointed or removed by Party B.

2.12	At Party A’s request, they shall provide Party A with any information about Party C’s operation and financial position;

2.13

If requested by Party A, Party C shall purchase and hold insurance from an insurance company acceptable to Party A. The amount and type of insurance to be maintained shall be the same as the amount and type of insurance usually effected by companies which carry on and own any business and property or assets similar to those of Party C in the same area;

2.14

Party A shall be notified immediately of any action, arbitration or administrative proceedings which will or may occur in relation to the ownership of Party B’s shares and Party C’s assets, business and income;

2.15

In order to maintain Party B’s ownership of the shares, they shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate claims or make all necessary and appropriate defences against all claims;

2.16

In order to maintain Party C’s ownership of all its assets, they shall sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate claims or make all necessary and appropriate defences against all claims;

2.17

Without the prior written consent of Party A, Party C shall not pay dividends in any form to its shareholders, provided that Party C shall immediately distribute its distributable profits to its shareholders in whole or in part upon Party A’s written request.

2.18	They shall cause their shareholders’ meeting to vote in favor of the transfer of the Purchased Shares as stipulated in this Agreement;

2.19	At Party A’s request, they shall appoint any persons nominated by Party A as directors and senior managers of Party C;

2.20	Party B shall exercise all its rights as a shareholder of Party C only with the written authorization of Party A and at the request of Party A;

2.21

They shall strictly comply with this Agreement and other contracts signed by Party B, Party C and Party A jointly or individually and earnestly perform their obligations under such contracts, and shall not have any acts/omissions sufficient to affect the validity and enforceability of such contracts;

2.22

Party B undertakes that it shall not make or authorize others (including but not limited to any directors of the company nominated by Party B) to make in any way any resolutions, instructions, agreements or orders, and that it shall not procure party C to engage in any transactions (hereinafter referred to as “Prohibited Transactions”) that will or may materially affect the assets, rights, obligations or business of Party C (including its branches, subsidiaries and affiliates), and that it shall not enter into any agreements, contracts, memorandums or other forms of transaction documents (hereinafter referred to as “Prohibited Documents”) in respect of such Prohibited Transactions, nor shall it have any omissions to allow the conduct of any Prohibited Transactions or the signing of any Prohibited Documents;

2.23

Within the term of this Agreement, Party B shall use its best efforts to develop Party C’s business and guarantee the operation of Party C in conformity with the laws and regulations, and Party B shall not have any acts or omissions which may damage the assets and goodwill of Party C (including its subsidiaries) or affect the validity of Party C’s business license.

3	Representations and Warranties of Party B and Party C

Party B and Party C, on the date of signing of this Agreement and on each date of transfer, hereby represents and warrants to Party A as follows:

3.1

they shall have the power to execute and deliver this Agreement and any share transfer contract or asset transfer contract (each referred to as “Transfer Contract”) to which they are a party or which is entered into by them according to this Agreement in respect of each transfer of the purchased shares or assets and to perform their obligations under this Agreement and any Transfer Contract. Once signed, this Agreement and each Transfer Contract to which they are a party shall constitute their legal, valid and binding obligations and may be enforced against them in accordance with the provisions hereof and thereof;

3.2

Neither the execution and delivery of this Agreement or any Transfer Contract nor the performance of their obligations under this Agreement or any Transfer Contract shall (i) result in any violation of the relevant laws and regulations of the PRC; (ii) conflict with their articles of association or other constitutional documents; (iii) result in or constitute a breach of any contracts or instruments to which they are a party or which are binding upon them; (iv) result in any violation of any conditions for the grant and/or continued validity of any license or approval granted to them; or (v) cause any licence or approval granted to them to be suspended, revoked or attached with additional conditions;

3.3	Party C shall have good and marketable title to all its assets and has not created any security interest on such assets as mentioned above;

3.4	Party C has not had any outstanding debts other than (i) those arising in its normal course of business; and (ii) those which have been disclosed to Party A and approved by Party A in writing;

3.5	Party C shall comply with all laws and regulations of the PRC applicable to asset acquisition;

3.6	There are no ongoing or pending actions, arbitration or administrative proceedings which may occur in relation to Party B’s shares, Party C’s assets or the company;

3.7

Party B shall have good and marketable full title to the shares owned by it and has not created any security interest on such shares other than the security interests as stipulated in the Share Pledge Agreement.

4	Breach of Contract

4.1

If any breach by any party (“Breaching Party”) of any provisions of this Agreement will cause damage to the other parties (“Non-Breaching Party”), the Non-Breaching Party may give a written notice to the Breaching Party, requiring the Breaching Party to remedy and correct its breach immediately; if the Breaching Party fails to take measures satisfactory to the Non-Breaching Party to remedy and correct its breach within fifteen (15) days from the date on which the Non-Breaching Party gives the above written notice, the Non-Breaching Party may immediately take any other relief measures in such manners as stipulated in this Agreement or by legal means.

4.2	All of the following events shall constitute Party B’s breach of this Agreement:

4.2.1	Party B breaches any provisions of this Agreement, or any representations and warranties made by Party B in this Agreement are materially wrong, false and incorrect.

4.2.2	Without the prior written consent of Party A, Party B assigns or otherwise transfers or pledges any of its rights under this Agreement;

4.2.3	This Agreement and/or the Share Pledge Agreement become invalid or unenforceable.

4.3

In the event of Party B’s breach of this Agreement or the Share Pledge Agreement and/or the Business Operation Agreement, Party A may require Party B to immediately transfer all or any part of the Purchased Shares to Party A and/or Designated Person(s) at the Share Purchase Price.

4.4

Once Party A has realized its pledge in accordance with the provisions of Clause 11 of the Share Pledge Agreement and has obtained the relevant proceeds and payments from the realization of its pledge, Party B shall be deemed to have fully performed its obligations under this Agreement, and Party A shall not make any further payment request to Party B therefor.

4.5	Notwithstanding any other provisions of this Agreement, the validity of Clause 4 hereof shall not be affected by any termination of this Agreement.

5	Assignment

5.1

Party B shall not assign its rights and obligations under this Agreement to any third parties except with the prior written consent of Party A. In the event of Party B’s death and loss of its capacity for civil conduct, Party B agrees that it shall immediately assign its rights and obligations under this Agreement to any persons designated by Party A for succession.

5.2	This Agreement shall be binding upon Party B and its successors or heirs, and shall be valid for Party A and each of its successors, heirs or permitted assignees.

5.3

Party B hereby agrees that Party A shall have the right to assign all its rights and obligations under this Agreement to any other third parties where necessary. Party A shall only give a written notice to Party B at the time of such transfer and shall not be required to obtain Party B’s consent in respect of such transfer.

6	Entry into Force and Term

6.1	This Agreement shall be established and enter into force from the date of signing hereof.

6.2

The term of this Agreement shall be ten (10) years unless terminated in advance in accordance with the provisions of this Agreement or the relevant agreement otherwise concluded by the Parties. The term of this Agreement may be extended after the written confirmation by Party A prior to the expiration of the term of this Agreement, and the extended term hereof shall be determined by Party A.

6.3

In the event of the expiration of the operation period of or the termination of Party A or Party C (including any extensions thereof) for any other reasons within the term hereof set out in Clause 6.2 hereof, this Agreement shall be terminated upon the termination of such party unless Party A has assigned its rights and obligations under this Agreement.

7	Termination

7.1

If Party A is unable to exercise its rights in accordance with the provisions of Clause 1 hereof due to the current applicable law at any time within the term of and any extended term of this Agreement, Party A may decide at its own discretion to unconditionally cancel this Agreement by giving a written notice to Party B without any liability therefor.

7.2

If Party C is terminated due to bankruptcy, dissolution or being ordered to close by law within the term of and any extended term of this Agreement, Party B’s obligations under this Agreement shall be discharged at the time of termination.

7.3

Except in the circumstances referred to in Clause 7.2 hereof, in no case shall Party B and Party C require the termination of this Agreement at any time within the term of and any extended term of this Agreement.

8	Taxes and Fees

Each party hereto shall bear any and all of the taxes and fees incurred by or levied on such Party due to the preparation and signing of this Agreement and each Transfer Contract and the completion of the transactions contemplated hereunder and thereunder under the laws of the PRC.

9	Confidentiality Obligations

9.1

The Parties acknowledge and determine that any oral or written information exchanged with one another in relation to this Agreement shall be confidential. The Parties shall keep all such information confidential and shall not disclose any relevant information to any third parties without the written consent of the other parties unless:

(a)	such information has been known to or will be known to the public (without the disclosure thereof by the party receiving such information to the public without authorization);

(b)	such information is required to be disclosed by the applicable law or the rules of the stock exchange or the regulations; or

(c)

any Party needs to disclose such information to its legal or financial adviser who is also required to comply with confidentiality obligations similar to those set forth in this clause in respect of the transactions referred to in this Agreement. Any disclosure of such information by any personnel or employed agency of any Party shall be deemed to be a disclosure by such Party, and such Party shall be liable for its breach of this Agreement in accordance with this Agreement. This clause shall remain in force whether this Agreement is determined to have been invalid, altered, canceled, terminated or inoperable for any reason.

9.2

Upon termination of this Agreement, one party shall, at the request of the other party, return, destroy or otherwise dispose of all documents, materials or software containing any confidential information and cease the use of such confidential information.

9.3	Notwithstanding any other provisions of this Agreement, the validity of this Clause 9 shall not be affected by any termination of this Agreement.

10	Notices

Any notices or other communications given by any Party under this Agreement shall be in writing and shall be delivered by personal delivery, letter or fax to the address of the other parties as set forth below or such other designated address as may be notified by the other parties to such party from time to time. The date on which any notices are deemed to have been actually delivered shall be determined as follows: (a) if delivered by personal delivery, they shall be deemed to have been actually delivered on the date of personal delivery; (b) if sent by letter, they shall be deemed to have been actually delivered on the seventh (7th) day after the date of posting (as indicated by the postmark) of the registered airmail with postage prepaid or on the fourth (4th) day after the delivery to an internationally recognized courier service agency; (c) if sent by fax, they shall be deemed to have been actually delivered at the time of receipt as shown in the acknowledgement of transmission of the relevant document; and (d) if sent by email, they shall be deemed to have been actually delivered when an email enters the electronic data interchange system of the email address provided by the party to be served.

Party	A: Shenzhen FangDD Information Technology Co, Ltd.

Contact: Jiancheng Li

Correspondence Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

Party	B: Wentao Bai

Address: ***************************, Shenzhen, Guangdong Province

Postal Code: 518054

E-mail: wtbai@sharecapital.com

Party C:	Shenzhen FangDD Network Technology Co, Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

11	Governing Law and Dispute Resolution

11.1	The conclusion, validity, performance, modification, interpretation and termination and dispute resolution of this Agreement shall be governed by the laws of the PRC.

11.2	Any disputes arising out of the performance of this Agreement or in relation to this Agreement shall be resolved by the Parties through friendly consultation.

11.3

If an agreement on the resolution of any disputes is not reached within 60 days after a request for the resolution of such disputes through consultation is made by one Party, any Party may submit such disputes to Hong Kong International Arbitration Centre for resolution through arbitration. The arbitration shall be conducted in accordance with the arbitration rules of Hong Kong International Arbitration Centre then in force, and the place of arbitration shall be Hong Kong. All proceedings for arbitration shall be conducted in Chinese. The arbitral award shall be final and binding on any Party hereto, and the Parties agree that they shall be bound by and comply with the arbitral award. When any disputes arising are being arbitrated, the Parties shall exercise and perform their other rights and obligations under this Agreement other than the matters in dispute.

12	Miscellaneous Provisions

12.1	Any headings in this Agreement are for the convenience of reading only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

12.2

The Parties acknowledge that once this Agreement enters into force, this Agreement shall constitute an entire agreement and understanding among the Parties hereto in respect of the contents of this Agreement, and shall completely supersede all prior oral and/or written agreements and understandings among the Parties in relation to the contents of this Agreement.

12.3	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assignees.

12.4

No rights, powers and remedies conferred on each party by any provisions of this Agreement shall preclude any other rights, powers or remedies enjoyed by such party in accordance with the law and other provisions of this Agreement, and no exercise by one party of its rights, powers and remedies shall preclude any exercise by such party of its other rights, powers and remedies.

12.5

No failure by any party hereto in the exercise or prompt exercise of any rights, powers and remedies enjoyed by such party in accordance with this Agreement or the law shall be deemed to be a waiver of such rights or affect any future exercise by such party of such rights in other ways and any exercise by such party of its other rights.

12.6

If any provisions of this Agreement are held to be null and void, invalid or unenforceable by any court with jurisdiction or arbitration agency, the validity and enforceability of any other provisions of this Agreement shall not be affected or impaired thereby, provided that the Parties hereto shall cease to perform such invalid and unenforceable provisions and shall, to the extent closest to their original intent, amend them only to the extent that they are valid and enforceable in respect of such particular facts and circumstances.

12.7

The Parties hereto agree and acknowledge that “the (prior) written consent of Party A” referred to herein shall mean that the matters shall be approved by the Board of Directors of Party A and be notified to Party B and Party C in accordance with the provisions of Clause 10 hereof.

12.8

Any matters not covered herein shall be determined through further consultation among the Parties hereto. The Parties shall amend and supplement this Agreement by a written agreement. Any amendment and supplementary agreements duly signed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

12.9	This Agreement is executed in three (3) copies, one (1) of which shall be held by each party respectively, and each of which shall be equally authentic.

12.10	Any annexes hereto shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

(The remainder of this page is intentionally left blank)

(This page is intentionally left blank as the signature page of the Purchase Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Wentao Bai and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen FangDD Information Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Information Technology Co, Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

(This page is intentionally left blank as the signature page of the Purchase Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Wentao Bai and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Wentao Bai

Signature:
/s/Wentao Bai

(This page is intentionally left blank as the signature page of the Exclusive Option Agreement among Shenzhen FangDD Information Technology Co, Ltd., Wentao Bai and Shenzhen FangDD Network Technology Co, Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen FangDD Network Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Network Technology Co, Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

Annex 1

Purchase Notice

To: Wentao Bai

Purchase to the Purchase Option Agreement entered by you and Shenzhen FangDD Network Technology Co, Ltd. (the “Company”) dated March 21, 2014, we hereby inform you and require you to transfer _____% equity interest of the Company held by you to _______________________ at a consideration of ____________. Upon your receipt of this notice, you are required to sign the Equity Interest Transfer Agreement on the Purchase Option Agreement and transfer the above assets to __________________.

Sincerely,

Salute!

Shenzhen FangDD Information Technology Co, Ltd.

(signature)

Date:

Purchase Notice (Asset)

To: Shenzhen FangDD Network Technology Co, Ltd. (the “Company”)

Pursuant to the Purchase Option Agreement entered by and between you and the Company on March 21, 2014, we hereby notify you and require you to transfer the asset_______________ owned by you to ___________________ at a consideration of ______________ (in accordance with the name, type, quantify and model of the asset). Upon your receipt of this notice, you are required to sign the Asset Transfer Agreement on the Purchase Option Agreement and transfer the above assets to __________________.

Sincerely,

Salute!

Shenzhen FangDD Information Technology Co, Ltd.

(signature)

Date:

Annex 2

Abandonment of the Right of First Refusal

Shenzhen FangDD Network Technology Co, Ltd. (“FangDD”) is a limited liability company established on October 10, 2011. As a legally registered shareholder, I, currently hold 2% of the equity interest of FangDD. I agree and undertake to waive, in a permanent and irrevocable manner, my right to purchase all or part of the remaining equity interest of FangDD (the date of this statement and the future changes from time to time) and will not impede the transfer of such shares in any way.

Declarant: Wentao Bai

Signature:

Date